                                                         File Nos. 33-20318
                                                                   811-5485

As filed with the U.S. Securities and Exchange Commission on August 1, 2002
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No. 34                                  [X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 37                                                 [X]

                               ATLAS ASSETS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                794 Davis Street
                          San Leandro, California 94577
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, including Area Code:               (510) 297-7444


                                 W. Lawrence Key
                               Atlas Assets, Inc.
                                794 Davis Street
                          San Leandro, California 94577
                     (Name and Address of Agent for Service)

                                 With copies to:
Michael Glazer                                Joseph M. O'Donnell
Paul, Hastings, Janofsky & Walker LLP         Atlas Securities, Inc.
555 South Flower Street                       794 Davis Street
Los Angeles, California  90071                San Leandro, California 94577-6900


It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
- -------

         on             pursuant to paragraph (b)
            -----------
---------
    X    60 days after filing pursuant to paragraph (a)(1)
- -------

         on _________________________ pursuant to paragraph (a)(1)
- -------
         75 days after filing pursuant to paragraph (a)(2)
- -------
         on _________________________ pursuant to paragraph (a)(2)
- -------

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and the Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on March 19, 2002.

Atlas Funds
Atlas Assets, Inc.

Supplement dated August 30, 2002 to Prospectus dated May 1, 2002

At a meeting of the Stockholders of Atlas Balanced Fund and Atlas Strategic Growth Fund held on August 30, 2002, a new investment sub-advisory agreement was approved appointing Madison Investment Advisors, Inc. ("Madison") of Madison Wisconsin as sub-adviser to those funds. Madison replaces OppenheimerFunds, Inc. as sub-adviser to those funds. The information in this Supplement revises the Prospectus for the Atlas Funds to reflect this change as follows:

On page 20, the second paragraph in column one is amended to read as follows:

"Atlas Advisers provides portfolio management services to the Fund of Funds, Money Market Fund, U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money Fund. It supervises provision of similar services to the other Atlas Funds by professional investment management firms which in this case are called "sub-advisers." The sub-adviser to the municipal funds is Boston Safe Advisors, Inc., located at One Boston Place, Boston Massachusetts 02108. The sub-adviser to Emerging Growth Fund, Global Growth Fund, Growth and Income Fund and the Strategic Income Fund is OppenheimerFunds, Inc., located at 498 Seventh Avenue, New York, New York, 10018. The sub-adviser to the Balanced Fund and the Strategic Growth Fund is Madison Investment Advisers, Inc., located at 550 Science Drive, Madison Wisconsin 53711. The Sub-Adviser to the Value Fund is Pilgrim Baxter & Associates, Ltd., located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. And finally, the sub-adviser to the S&P 500 Index Funds is Barclays Global Fund Advisors located at 45 Fremont Street, San Francisco, California 94105.



-------------------------------------------------------------------------------------------------------------------
Fund Name                                        Adviser                      Sub-Adviser
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                    Atlas Advisers, Inc.         Madison Investment Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                             Atlas Advisers, Inc.         OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------------------------------
Fund of Funds                                    Atlas Advisers, Inc.         None
-------------------------------------------------------------------------------------------------------------------
Global Growth Fund                               Atlas Advisers, Inc.         OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                               Atlas Advisers, Inc.         Barclays Global Fund Advisers
-------------------------------------------------------------------------------------------------------------------
Strategic Growth Fund                            Atlas Advisers, Inc.         Madison Investment Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                   Atlas Advisers, Inc.         Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                     Atlas Advisers, Inc.         Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                            Atlas Advisers, Inc.         OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------------------------------
U.S. Government & Mortgage Securities Fund       Atlas Advisers, Inc.         None
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
California Municipal Money Fund                  Atlas Advisers, Inc.         Boston Save Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Atlas Advisers, Inc.         None
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund                         Atlas Advisers, Inc.         None
-------------------------------------------------------------------------------------------------------------------

On page 20, the second paragraph in column two regarding Mr Amberger is deleted.

On page 20, the first full paragraph in column three regarding the Strategic Growth Fund is deleted.

On page 21, the following paragraph is added at the end of column one:

"The Balanced Fund and Strategic Growth Fund are managed by the Equity Team and the Fixed Income Team, as appropriate, of Madison Investment Advisers, Inc."


     The table below replaces in its entirety, the "Past Performance" table for the S&P 500 Index Fund found on page 8.


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.


YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]
'01     -12.4

BEST QUARTER:           Q4 '01              10.57%
WORST QUARTER:          Q3 '01             -14.82%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                                   INCEPTION
                                         1 YEAR    (8/16/00)
RETURN BEFORE TAXES                      -12.36%    -16.26%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS                         -12.57%    -16.45%

RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                       -7.53%    -13.01%

S&P 500 INDEX                            -11.88%    -15.94%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

                                                            ATLAS FUNDS
                                                             PROSPECTUS

                                                            MAY 1, 2002




                                          THE INVESTMENTS YOU WANT FROM
                                                THE PEOPLE YOU TRUST(R)


                                   [GRAPHIC]

                           NOT PART OF THE PROSPECTUS

                   SAFEGUARDING THE PRIVACY OF OUR CUSTOMERS

We greatly appreciate the responsibilities that accompany the privilege of providing you with financial services. One of our foremost obligations is protecting your privacy.

The following information outlines the measures we take to keep your personal records secure. We trust you will find it enlightening and reassuring.

When you ask any member of our family of companies to provide you with financial services, you entrust us with the protection of your personal information. We consider the trust you place in us our most important responsibility and are taking this opportunity to explain our privacy policy.

  IMPORTANT WAYS WE
  PROTECT YOUR
  INFORMATION

- We do not share personal information about you with any third parties, except as necessary to process and maintain your records.

- We limit access to the personal information of our customers, shareholders, employees and applicants for employment to only those employees and agents who require this data in order to process and maintain your records. All our people work under strict standards and procedures to protect the confidentiality of your personal information.

- We maintain physical, electronic, and procedural safeguards in complete accordance with federal standards to further protect your personal information.

  HOW WE RECEIVE
  INFORMATION ABOUT YOU

We may receive information about you in several ways. If you open an account or submit a loan or other type of application, we must collect certain information about you in order to process your request and meet legal and regulatory requirements. This information will come from you, from people and establishments you identify in the application process (for example, references you provide) and from established credit bureaus or similar information agencies. We also collect data from your transactions with us and others, as well as from our experience with you as a customer.

You may also provide us with information voluntarily--for example, if you write, telephone, e-mail or visit our website. Any information obtained about you through the internet or e-mail is protected with the same care and safeguards as the information obtained in other ways.

  HOW WE USE THE
  INFORMATION WE HAVE
  ABOUT YOU

World Savings Bank, World Mortgage Company, World Savings Insurance Agency, Atlas Securities, Inc. and Atlas Assets, Inc. are affiliated with one another.

As permitted by law, our affiliated companies share information about how to contact you and about our transactions and experiences with you. We do this for administrative purposes, as well as for marketing and product development, allowing us to provide you with special offers we believe would be of interest.

We do not provide information specifically about you and your account or other data which identifies you personally to people or companies that are not affiliated with us, except:

-  To accommodate your request or authorization

-  To facilitate the completion of a transaction which you initiate or authorize

-  To follow federal requirements for working with established credit bureaus

- To support data-processing, document handling and other service companies under contract with us to help us process and maintain your records

-  To comply with a federal or state law

  REST ASSURED

Protecting your privacy is a top priority for us. Our physical, electronic, and procedural safeguards are designed to keep your records confidential and protect your peace of mind. As one of our valued customers you can rest assured that your personal information is both safe and secure.

                             ATLAS FUNDS PROSPECTUS

                                   MAY 1, 2002


TABLE OF CONTENTS

RISK/RETURN SUMMARY AND FUND EXPENSES                                       PAGE
   STOCK FUNDS
     Balanced Fund                                                             2
     Emerging Growth Fund                                                      3
     Fund of Funds                                                             4
     Global Growth Fund                                                        6
     Growth and Income Fund                                                    7
     S&P 500 Index Fund                                                        8
     Strategic Growth Fund                                                     9
     Value Fund                                                               10

   BOND FUNDS
     California Municipal Bond Fund                                           11
     National Municipal Bond Fund                                             12
     Strategic Income Fund                                                    13
     U.S. Government and Mortgage Securities Fund                             14

   MONEY FUNDS
     California Municipal Money Fund                                          15
     Money Market Fund                                                        16
     U.S. Treasury Money Fund                                                 17

MORE ABOUT STRATEGIES AND RISKS                                               18

FUND MANAGEMENT                                                               20

ACCOUNT INFORMATION
     Doing Business with Atlas                                                22
     Buying Shares                                                            23
     Selling Shares                                                           24
     Other Account Information                                                25

FINANCIAL HIGHLIGHTS                                                          28

APPENDIX
     Description of Ratings                                                   34

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS                      Back Cover

Atlas Funds, like all mutual funds, are registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the funds. It is against the law for anyone to state otherwise.

[SIDENOTE]
WE WANT YOU TO KNOW
Atlas Funds are not FDIC issued and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

  BALANCED FUND


  INVESTMENT OBJECTIVE

The fund seeks long-term growth and current income. Capital preservation is an additional goal.

  STRATEGY

The fund invests primarily in a diversified portfolio of stocks and U.S. Government and investment grade corporate bonds. It seeks income that is greater than the average yield of the stocks in the Standard & Poor's 500 Index (S&P
500).

For the equity portion of the portfolio, the fund looks for "growth at a reasonable price" and invests in a well-diversified mix representing a variety of economic sectors. Fund managers look for stocks they believe are fairly valued in relation to the overall market and have above-average growth potential. The fund does not invest in companies that manufacture tobacco products.

Fund managers adjust the mix of stocks, bonds, and cash to take advantage of "up markets" and conserve capital in "down markets," while maintaining a stream of income. At least 25% of the assets will be invested in bonds at all times.

  RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

Because the fund also invests in bonds, the value of your shares may fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Bond investments in the portfolio will behave largely the same way.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.

The fund's income varies, as does the dividend paid to investors.

  EXPENSES

     These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.70 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.27 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.22 %


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $124          $387             $670            $1,477

  PAST PERFORMANCE

  The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '94          -1.9
            '95          26.8
            '96          15.8
            '97          22.7
            '98           8.6
            '99          -5.2
            '00          -8.7
            '01          -1.7

   BEST QUARTER:                 Q3 '97               8.13%

   WORST QUARTER:                Q4 '01             -11.99%

                  AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                                         INCEPTION
                                 1 YEAR      5 YEARS     (9/30/93)
   RETURN BEFORE TAXES           -1.70%       2.55%        6.04%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS              -2.32%       1.07%        4.34%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES           -1.04%       1.49%        4.19%

   LEHMAN BROTHERS
   AGGREGATE BOND INDEX           8.44%       7.42%        6.69%

   S&P 500 INDEX                -11.88%      10.69%       13.83%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

EMERGING GROWTH FUND

  INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

  STRATEGY

The fund invests primarily in the stocks of small, growth-oriented U.S. companies with a total stock market value (market capitalization) of less than $2.5 billion. It focuses on "emerging growth" companies that are considered to be beyond their start-up periods, but are not yet established or mature.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry, like technology, from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund looks for companies with superior, sustainable revenue and earnings growth. It emphasizes companies that generate growth internally, rather than by acquisition. Fund managers seek businesses with favorable prospects for increasing demand and leadership potential in their market sectors. Often these firms are developing new products or entering new markets.

The fund invests in companies that generally retain their earnings for research, development and investment in capital assets, rather than paying out dividends.

  RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, or individual companies. Share price may be impacted by events affecting a particular company or industry, like technology, in which the fund holds a concentrated position.

Since the fund's price will vary, you could lose money on your investment. Smaller companies usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, the fund's share price may fluctuate more than funds that invest in larger companies.

  EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/02.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.80 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.62 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.67 %
      Expense reduction                                   0.07 %
                                                         --------
   NET OPERATING EXPENSES                                 1.60 %


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $163          $520             $901            $1,970


  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

       YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '98           5.8
            '99          42.7
            '00         -22.8
            '01          -2.9

   BEST QUARTER:                 Q4 '99              52.43%

   WORST QUARTER:                Q3 '01             -28.70%

   AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                                       INCEPTION
                                       1 YEAR          (4/30/97)
   RETURN BEFORE TAXES                 -2.89%            8.61%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS                    -2.89%            8.41%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES                 -1.76%            7.13%

   RUSSELL 2000
   TOTAL RETURN INDEX                   2.49%            9.24%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

FUND OF FUNDS

  INVESTMENT OBJECTIVE

The Atlas Fund of Funds seeks long-term growth of capital and moderate current income.

  STRATEGY

The fund is designed to provide broad diversification among equity, fixed income, and money market securities. It invests in specific Atlas Funds which are included in this prospectus among the three primary assets classes as follows:

   INVESTMENT RANGE FOR THE PORTFOLIO

     Stock or Equity Funds             40-80%
     Bond or Fixed Income Funds        10-40%
     Cash and Money Market Funds        0-20%

The fund will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. The allocation may be adjusted according to Atlas Advisers' outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. Under normal market conditions, 40 to 80% of assets will be invested in stocks, 10 to 40% in bonds, and 0 to 20% in cash and money market securities.

Investments in the underlying Atlas Funds do not necessarily correspond with a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds would probably result in less than a 50% exposure to the stock market.

  RISKS

The fund is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. The risks associated with each of the underlying Altas Funds included in the fund flow through relative to their respective weighting. Also the fund's share price will fluctuate with changing market conditions, as will the share prices of the underlying Atlas Funds. The fund's income will vary as will the dividends paid to investors. Since the fund's price will vary, you could lose money on your investment.

  EXPENSES

     These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.25 %
      Distribution (12b-1) fee                            0.00 %
      Other expenses                                      0.60 %*
                                                         ---------
   TOTAL ANNUAL OPERATING EXPENSES                        0.85 %

   * BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower. Note that the expenses of the underlying Atlas funds are not included in this example.

       1 YEAR       3 YEARS
        $143          $443

PAST PERFORMANCE

   In that this is a new fund, there is no performance to report.

The risks are generally the same as for other mutual funds:

- Market Risk: The market value of stocks will fluctuate with changing market and economic conditions and developments related to specific companies.

- Interest Rate Risk: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

- Credit Risk: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments.

- Prepayment Risk: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.

- Currency Risk: Stocks issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.

The Portfolio will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate, credit and prepayment risk because of the smaller allocation to bonds and cash.

A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.

  MORE ABOUT
  DIVERSIFICATION

The fund offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the fund's performance could benefit from the diversified returns of many types of securities.

The fund invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the fund invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called "junk bonds") and convertible securities.

The theory of diversification is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising. Therefore, a major benefit of the fund is the potential for attractive long-term returns with reduced volatility.

On the other hand, the fund's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly.

  GLOBAL GROWTH FUND


  INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

  STRATEGY

The fund invests primarily in the stocks of growth-oriented companies throughout the world. These companies may be of any size, and often they are developing new products or expanding into new markets.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry, like technology, from time to time. The fund does not invest in companies that manufacture tobacco products.

Fund managers usually invest a substantial portion of the assets in the United States and developed markets in western Europe, such as the United Kingdom, France, and Germany.

The fund uses a "global theme" approach to selecting investments. Currently, fund managers believe the following key trends offer the most promise for long-term growth:

-  mass affluence
-  new technologies
-  corporate restructuring
-  aging of the population

  RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies. Share price may be especially impacted by events affecting a particular company or industry, like technology, in which the fund holds a relatively concentrated position.

Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Stocks issued abroad are usually denominated in foreign currencies which may fluctuate against the U.S. dollar, causing the value of your shares to fluctuate.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.

  EXPENSES

   These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.79 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.36 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.40 %

   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

      1 YEAR        3 YEARS          5 YEARS         10 YEARS
      $143           $443             $766            $1,680

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.


[CHART]

   YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '97          24.4
            '98          16.2
            '99          55.9
            '00           3.2
            '01         -11.6

   BEST QUARTER:                 Q4 '99              37.86%

   WORST QUARTER:                Q3 '98             -17.93%

   AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                                       INCEPTION
                                 1 YEAR     5 YEARS    (4/30/96)
   RETURN BEFORE TAXES          -11.61%      15.49%     15.62%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS             -11.61%      13.66%     13.80%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES           -7.07%      12.49%     12.61%

   MORGAN STANLEY
   CAPITAL INTERNATIONAL
   WORLD INDEX                  -16.52%       5.73%      6.28%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  GROWTH AND INCOME FUND

  INVESTMENT OBJECTIVE

The fund seeks long-term growth and some current income.

  STRATEGY

The fund invests primarily in stocks, with at least 65% of assets in growth-oriented and dividend-paying securities of large, well-known U.S. companies. Managers select a combination of growth stocks, believed to have superior earnings potential, and value stocks that trade at attractive prices.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry, like technology, from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund also invests in convertible securities for current income and some protection against fluctuating stock prices. In addition, it may purchase government and investment grade corporate bonds. Current income paid by the fund is expected to be modest, usually below the average yield of the Standard & Poor's 500 Index.

  RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies. Share price may be especially impacted by events affecting a particular company or industry, like technology, in which the fund holds a relatively concentrated position.

The fund also invests in securities that fluctuate along with interest rates. When interest rates rise, bond prices usually decline. Convertible bond prices are likely to decline as well, but to a lesser degree. When rates fall, prices generally increase. Interest-sensitive securities in the portfolio will behave largely the same way.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

The fund's income varies, as does the dividend paid to investors.


  EXPENSES

   These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.63 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.21 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.09 %

   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

      1 YEAR        3 YEARS          5 YEARS         10 YEARS
      $111           $347             $601            $1,329

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

  YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '92           1.4
            '93          10.4
            '94          -1.2
            '95          33.1
            '96          20.2
            '97          26.3
            '98          25.8
            '99          31.7
            '00          -4.9
            '01         -13.8

   BEST QUARTER:                 Q4 '99              20.98%

   WORST QUARTER:                Q4 '00             -13.79%

       AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                1 YEAR      5 YEARS    10 YEARS
   RETURN BEFORE TAXES          -13.79%      11.41%     11.73%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS             -13.84%       9.17%      9.51%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES           -8.40%       8.92%      9.07%

   S&P 500 INDEX                -11.88%      10.69%     12.91%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  S&P 500 INDEX FUND


  INVESTMENT OBJECTIVE

The fund seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index (S&P 500).

  STRATEGY

The fund attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500, which emphasizes stocks of large U.S. companies. There is no attempt to "beat the market" and the fund does not seek temporary defensive positions when markets appear overvalued.

The fund invests all of its assets in a separate mutual fund (Master Portfolio), which has the same objective as the fund. The Master Portfolio holds stocks of each of the companies that comprise the S&P 500, and seeks to invest in these securities in proportions that match the relative values of each company's shares in the index. The Master Portfolio may also use stock index futures and options to manage its cash flow and remain fully invested.

  RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

The fund will not be able to perfectly match the S&P 500's performance due to the costs of buying and selling stocks, other operating expenses, and the timing of cash flows into and out of the fund and the Master Portfolio. Also, the returns from stocks of large U.S. companies could trail the returns from stocks of medium or small companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.


  EXPENSES

   These are the fees and expenses you may pay as a fund investor. Total annual operating expenses include the fund's and the Master Portfolio's expenses. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/02.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.30 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses (estimated)                          0.52 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.07 %
      Expense reduction                                   0.57 %
                                                         --------
   NET OPERATING EXPENSES                                 0.50 %


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

      1 YEAR        3 YEARS          5 YEARS         10 YEARS
      $51            $284             $535            $1,254

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '94           0.5
            '95          36.9
            '96          22.3
            '97          32.8
            '98          28.1
            '99          20.3
            '00          -9.5
            '01         -12.4

   BEST QUARTER:                 Q4 '98              21.24%

   WORST QUARTER:                Q3 '01             -14.82%

      AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                                      INCEPTION
                                1 YEAR      5 YEARS    (7/2/93)
   *RETURN BEFORE TAXES         -12.36%       N/A      -16.26%

   **RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS             -12.57%       N/A      -16.45%

   **RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES           -7.53%       N/A      -13.01%

   S&P 500 INDEX                -11.88%      10.69%     13.87%

 * Performance shown is for the Master Portfolio, adjusted to reflect fund net operating expenses after expense reduction.
** Performance shown is actual after tax performance of the Fund after expense reduction. Inception date of Fund was 03/10/00.


(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  STRATEGIC GROWTH FUND


  INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

  STRATEGY

The fund invests primarily in stocks, with at least 65% of assets in equities of medium to large, growth-oriented U.S. companies. The fund's managers seek companies they believe have above-average appreciation potential.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry, like technology, from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund's stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. Fund managers look for companies with favorable earnings momentum believed to be sustainable over time. They conduct a rigorous analysis and select only those businesses that exhibit strong fundamentals.

The fund is moderately aggressive and does not normally use income-oriented investments for protection against market volatility.

  RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies. Share price may be especially impacted by events affecting a particular company or industry, like technology, in which the fund holds a relatively concentrated position.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.


  EXPENSES

   These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.69 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.32 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.26 %


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

      1 YEAR        3 YEARS          5 YEARS         10 YEARS
      $128           $400             $692            $1,523

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '94          -0.3
            '95          29.1
            '96          23.7
            '97          26.9
            '98          11.2
            '99          40.1
            '00          -9.7
            '01         -28.6

   BEST QUARTER:                 Q4 '99              26.18%

   WORST QUARTER:                Q4 '00             -25.50%

   AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                                       INCEPTION
                                1 YEAR       5 YEARS   (9/30/93)
   RETURN BEFORE TAXES          -28.59%       4.99%      9.23%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS             -28.59%       3.30%      7.54%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES          -17.41%       3.89%      7.33%

   S&P 500 INDEX                -11.88%      10.69%     13.83%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  VALUE FUND


  INVESTMENT OBJECTIVE

The fund seeks long-term growth and some income.

  STRATEGY

The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the S&P 500 Index.

The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. It considers stocks undervalued when their intrinsic worth, based on measures such as the price-to-earnings ratio, dividend income, and earnings power, is not reflected in their market price.

The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals. The fund does not invest in companies that manufacture tobacco products.

  RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities. Value stocks may fluctuate less than growth stocks that trade at premium prices.

The fund's income varies, as does the dividend paid to investors.

  EXPENSES

     These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.80 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.27 %*
                                                         ---------
   TOTAL ANNUAL OPERATING EXPENSES                        1.32 %

   * BASED ON ESTIMATED AMOUNT FOR CURRENT FISCAL YEAR.


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS
       $134          $416

  PAST PERFORMANCE

  In that this is a new fund, there is no past performance to report.

  CALIFORNIA MUNICIPAL BOND FUND


  INVESTMENT OBJECTIVE

The fund seeks high current income which is exempt from federal and California income tax. Capital preservation is an additional goal.

  STRATEGY

The fund invests primarily in intermediate and long-term California municipal bonds, with at least 80% of assets in these instruments at all times. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

  RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.

Since the fund's price will vary, you could lose money on your investment. Changes in California's economy or legal and regulatory environment may affect the ability of bond issuers to pay interest and principal on their debt. As a result, share price may fluctuate more than funds that invest in municipal bonds from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.


  EXPENSES

   These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.55 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.12 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        0.92 %

   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $94           $293             $509            $1,131

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '92           7.9
            '93          13.5
            '94          -5.8
            '95          14.8
            '96           3.9
            '97           8.0
            '98           5.9
            '99          -4.5
            '00          12.8
            '01           3.5

   BEST QUARTER:                 Q4 '90               6.82%

   WORST QUARTER:                Q1 '94              -5.22%

   AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                 1 YEAR      5 YEARS   10 YEARS
   RETURN BEFORE TAXES            3.51%       4.98%      5.77%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS               3.50%       4.93%      5.71%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES            3.90%       4.92%      5.64%

   LEHMAN BROTHERS
   MUNICIPAL BOND INDEX           5.13%       5.98%      6.62%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  NATIONAL MUNICIPAL BOND FUND


  INVESTMENT OBJECTIVE

The fund seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal.

  STRATEGY

The fund invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

  RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest in municipal securities from a single state.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.


  EXPENSES

     These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.55 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.17 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        0.97 %

   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $99           $309             $536            $1,190

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

   YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '92           9.0
            '93          13.4
            '94          -5.4
            '95          14.8
            '96           3.6
            '97           8.6
            '98           5.7
            '99          -4.9
            '00          11.2
            '01           4.8

   BEST QUARTER:                 Q4 '90               6.34%

   WORST QUARTER:                Q1 '94              -5.45%

       AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                 1 YEAR      5 YEARS   10 YEARS
   RETURN BEFORE TAXES            4.79%       4.94%      5.86%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS               4.79%       4.90%      5.79%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES            4.70%       4.92%      5.72%

   LEHMAN BROTHERS
   MUNICIPAL BOND INDEX           5.13%       5.98%      6.62%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  STRATEGIC INCOME FUND


  INVESTMENT OBJECTIVE

The fund seeks high current income consistent with capital preservation.

  STRATEGY

The fund looks for income opportunities among three broad sectors of the bond market:

-  U.S. Government securities
-  Foreign fixed income debt
-  High-yield, lower-rated debt of U.S. companies ("junk bonds")

The fund seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They may purchase issues of any maturity, based on the outlook for interest rates.

  RISKS

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase costs.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment. There are special risks associated with this fund, which may expose investors to greater risk of loss.

- Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market. Bonds issued abroad may be denominated in foreign currencies, which can fluctuate against the U.S. dollar.

- There is no restriction on investments in junk bonds, which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities.


  EXPENSES

     These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.75 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.31 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.31 %

   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $133          $415             $718            $1,579

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

    YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '97           9.6
            '98           4.0
            '99           1.9
            '00           2.1
            '01           4.5

   BEST QUARTER:                 Q4 '96               4.44%

   WORST QUARTER:                Q3 '98              -1.28%

        AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                                       INCEPTION
                                  1 YEAR     5 YEARS   (5/20/96)
   RETURN BEFORE TAXES             4.45%      4.37%      5.46%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS                1.28%      1.29%      2.30%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES             2.67%      1.95%      2.80%

   LEHMAN BROTHERS
   AGGREGATE BOND INDEX            8.44%      7.42%      7.62%

   SALOMON BROTHERS
   WORLD GOVERNMENT
   BOND INDEX                     -0.99%      2.16%      3.00%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

  INVESTMENT OBJECTIVE

The fund seeks high current income. Capital preservation is an additional goal.

  STRATEGY

The fund invests primarily in mortgage-backed securities with the highest quality rating (AAA), issued by:

-  Government National Mortgage Association ("GNMA")
-  Federal National Mortgage Association ("FNMA")
-  Federal Home Loan Mortgage Corporation ("FHLMC")

The fund may purchase bonds of any maturity, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years. In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

  RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. The fund invests in mortgage-backed securities, which can be less sensitive to interest rate changes than other bonds with the same maturity.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that invest in short-term bonds.

When interest rates decline, mortgage-backed securities are subject to prepayments of principal, because the underlying mortgages may be paid off earlier than expected. The yield may be adversely impacted if the fund has to reinvest at lower rates than the original investments.


  EXPENSES

     These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.55 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.23 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.03 %

   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $105          $328             $569            $1,259


  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

    YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '92           7.9
            '93           7.5
            '94          -3.3
            '95          15.5
            '96           4.5
            '97           8.3
            '98           6.1
            '99           0.4
            '00          10.2
            '01           7.4

   BEST QUARTER:                 Q1 '95               5.00%

   WORST QUARTER:                Q1 '94              -3.33%

      AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                 1 YEAR      5 YEARS   10 YEARS
   RETURN BEFORE TAXES            7.39%       6.41%      6.32%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS               5.06%       3.86%      3.65%

   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES            4.47%       3.84%      3.72%

   LEHMAN BROTHERS
   U.S. MORTGAGE-BACKED
   SECURITIES INDEX               8.22%       7.49%      7.09%

(1) SEE NOTE ON PAGE 26 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  CALIFORNIA MUNICIPAL MONEY FUND


  INVESTMENT OBJECTIVE

The fund seeks current income which is exempt from federal and California income tax. Liquidity and stability of principal are additional goals.

  STRATEGY

The fund invests in short-term California municipal securities, with at least 80% of assets in these instruments at all times. It invests exclusively in securities with the two highest quality ratings, AAA, AA, or the equivalent, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

  RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

Changes in California's economy may affect the ability of issuers to pay interest and principal on their debt. As a result, the concentration of investments in California may involve more risk than funds that invest in municipal securities from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax.


  EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/02.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.50 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.15 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        0.90 %
      Expense reduction                                   0.31 %
                                                         --------
   NET OPERATING EXPENSES                                 0.59 %


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $60           $256             $468            $1,079

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

     YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '92           2.8
            '93           2.1
            '94           2.5
            '95           3.2
            '96           2.8
            '97           3.0
            '98           2.7
            '99           2.4
            '00           3.0
            '01           1.9

   BEST QUARTER:                 Q2 '90               1.43%

   WORST QUARTER:                Q4 '01               0.30%

        AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                 1 YEAR      5 YEARS    10 YEARS
   FUND                           1.93%       2.61%      3.03%

FOR 7-DAY YIELD, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  MONEY MARKET FUND


  INVESTMENT OBJECTIVE

The fund seeks current income. Liquidity and stability of principal are additional goals.

  STRATEGY

The fund invests in high quality, U.S. denominated money market securities including commercial paper, certificates of deposit and bankers' acceptances. It invests exclusively in securities with the two highest quality ratings, AAA, AA, or the equivalent, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities (maximum 397 days), based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days and the fund will hold no securities with a remaining term greater than 397 days.

  RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.


  EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/02.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.50 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.32 %*
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        1.07 %
      Expense reduction                                   0.37 %
                                                         --------
   NET OPERATING EXPENSES                                 0.70 %

   *BASED ON ESTIMATED AMOUNT FOR CURRENT FISCAL YEAR.

   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $72           $304             $554            $1,272

  PAST PERFORMANCE

   In that this is a new fund, there is no performance to report.

  U.S. TREASURY MONEY FUND


  INVESTMENT OBJECTIVE

The fund seeks current income which is exempt from state income tax. Maximum safety, liquidity, and stability of principal are additional goals.

  STRATEGY

The fund invests exclusively in short-term Treasury securities that are of the highest possible quality, since they are guaranteed by the full faith and credit of the U.S. Government for the timely payment of principal and interest.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

  RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.


  EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/02.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                     NONE
      Maximum deferred sales charge                         NONE
      Redemption fee                                        NONE
      Exchange fee                                          NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                      0.50 %
      Distribution (12b-1) fee                            0.25 %
      Other expenses                                      0.24 %
                                                         --------
   TOTAL ANNUAL OPERATING EXPENSES                        0.99 %
      Expense reduction                                   0.25 %
                                                         --------
   NET OPERATING EXPENSES                                 0.74 %


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $76           $290             $523            $1,190

  PAST PERFORMANCE

   The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

     YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

            '93           3.0
            '94           3.7
            '95           5.1
            '96           4.7
            '97           4.7
            '98           4.6
            '99           4.0
            '00           5.4
            '01           3.3


   BEST QUARTER:                 Q4 '00               1.41%

   WORST QUARTER:                Q4 '01               0.46%

   AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/01

                                                        INCEPTION
                                 1 YEAR      5 YEARS    (5/1/92)
   FUND                           3.32%       4.40%      4.23%

FOR 7-DAY YIELD, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

  MORE ABOUT STRATEGIES AND RISKS


  PRINCIPAL STRATEGIES

MORTGAGE-BACKED SECURITIES

The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests at least 65% of its assets in mortgage-backed securities, which are secured by a pool of mortgage loans. To a lesser degree, the STRATEGIC INCOME FUND also invests in mortgage-backed securities.

Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the property securing the mortgages is refinanced, sold, or foreclosed.

In seeking higher returns, the funds may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers.

Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates, and are structured to direct payments of interest and principal to different series or classes of the obligations.

To reduce risk, the funds generally invest in collateralized mortgage obligations issued by U.S. Government agencies, such as FHLMC, and backed by U.S. Government or government agency mortgage securities.

JUNK BONDS

The STRATEGIC INCOME FUND may invest in junk bonds, which are below investment grade and may have higher yields than investment grade issues. These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by Standard and Poor's. They may be rated as low as C or D and may be in default at the time of purchase.

Junk bonds are riskier than investment grade bonds. There is a greater possibility that earnings may not be sufficient to make timely interest payments, and there is increased potential for insolvency. There may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. The fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

THE S&P 500 INDEX

The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations, comprising nearly three-quarters of the value of all U.S. stock, selected according to: size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. on behalf of the fund. S&P does not sponsor, endorse, sell, or promote the fund or the Portfolio, nor is it affiliated in any way with the fund. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the fund.

  OTHER STRATEGIES

OPTIONS AND FUTURES

Options and futures are types of derivative investments. All the stock and bond funds may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities.

The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.

Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

OTHER DERIVATIVE INVESTMENTS

The STRATEGIC INCOME FUND and the EMERGING GROWTH FUND can invest in several other types of derivatives. Some are used for hedging purposes, and others offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies.

Use of derivatives may cause a fund to realize less income than expected and to lose money. One risk is that the company issuing the derivative may not pay the amount due upon maturity. A second is that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

DEFENSIVE INVESTMENTS

At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments. A fund may not meet long-term investment objectives in periods when defensive strategies are employed.

PORTFOLIO TURNOVER

All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. By selling a security, a fund may realize taxable capital gains that will later be distributed to shareholders.

Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs, and the greater the likelihood that it will realize taxable capital gains. Annual portfolio turnover of 100% or more is considered high. The STRATEGIC INCOME FUND usually has a higher annual turnover rate because of the fund managers' investment styles. The portfolio turnover rate for each of the stock funds, except the S&P 500 INDEX FUND, varies widely from year to year, and may exceed 100% in some years. The S&P 500 INDEX FUND is expected to have little trading activity and a low portfolio turnover rate. (See "Financial Highlights" for each fund's historical portfolio turnover.)

  FUND MANAGEMENT


  THE ADVISER AND PORTFOLIO MANAGERS

Atlas Advisers, Inc., 794 Davis Street, San Leandro, California 94577, is responsible for providing or overseeing all services needed for the Atlas Funds to operate, including portfolio management, transfer agent, and custodial and accounting services. It has retained investment professionals with substantial experience in managing investments.

Atlas Advisers provides portfolio management services to the MONEY MARKET FUND, U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND and the U.S. TREASURY MONEY FUND. It supervises provision of similar services to the municipal funds by Boston Safe Advisors, Inc., located at One Boston Place, Boston, Massachusetts 02108, to the actively managed stock funds (except Value Fund) and the STRATEGIC INCOME FUND by OppenheimerFunds, Inc. located at 498 Seventh Avenue, New York, New York 10018, to the VALUE FUND by Pilgrim Baxter & Associates Ltd., 1400 Liberty Ridge Dr., Wayne, Pennsylvania 19087, and to the Master Portfolio, in which the S&P 500 INDEX FUND invests, by Barclays Global Fund Advisors, located at 45 Fremont Street, San Francisco, California 94105.

- Roberta A. Conger, Group Senior Vice President and Treasurer for World Savings, and Tim Stare, Vice President of World Savings, are portfolio managers for the MONEY MARKET FUND, U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND and the U.S. TREASURY MONEY FUND. Ms. Conger and Mr. Stare have had extensive experience managing mortgage-backed and mortgage-related securities, money market instruments, bonds, and other debt obligations.

- John F. Flahive, a Vice President with Boston Safe, has been portfolio manager for the municipal funds since November 1, 1994. Before joining Mellon in October 1994, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of T. Rowe Price and Dean Witter for approximately eight years.

- Edward J. Amberger, an Assistant Vice President of OppenheimerFunds, has been responsible for managing the BALANCED FUND since February 29, 2000. Prior to joining OppenheimerFunds in April 1998, Mr. Amberger was an Assistant Vice President at Dean Witter for approximately one year, and a Portfolio Manager and research analyst with Bank of New York for approximately five years. The fixed income portion of the portfolio is managed by the OppenheimerFunds Investment Grade Fixed Income Team.

- The Portfolio Managers of the GROWTH AND INCOME FUND are Bruce Bartlett and Chris Leavy. Mr. Bartlett, a Vice President and Portfolio Manager of OppenheimerFunds, has been responsible for managing the fund since July 5, 1995. Previously, Mr. Bartlett was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Mr. Leavy, a Senior Vice President, Portfolio Manager and team leader for the Value Team at OppenheimerFunds, joined Mr. Bartlett on October 1, 2000. From 1997 to 2000, Mr. Leavy was a member of the investment team at Morgan Stanley Investment Management, where he led the management of approximately $6 billion in large cap equities and also managed a $900 million small cap mutual fund. From 1995 to 1997, Mr. Leavy worked at Crestar Asset Management as an analyst and a portfolio manager.

-  The STRATEGIC GROWTH FUND is managed by the OppenheimerFunds Growth Team.

- William L. Wilby has been responsible for managing the GLOBAL GROWTH FUND since inception on April 15, 1996. During the past five years, Mr. Wilby, a Senior Vice President and Portfolio Manager of OppenheimerFunds, has served as an officer and portfolio manager for various funds managed by OppenheimerFunds. Previously, he was an international investment strategist at Brown Brothers, Harriman & Co.

- Laura Granger, Vice President and Portfolio Manager of OppenheimerFunds, has been responsible for managing the EMERGING GROWTH FUND since October 19, 2000. Prior to joining OppenheimerFunds, Ms. Granger was a Vice President and Portfolio Manager at Fortis Advisors, where since July 1998 she managed a small cap aggressive growth mutual fund. From 1993 to 1998, she was a portfolio manager at General Motors Investment Management, where she managed small cap growth assets in General Motors pension and foundation accounts.

- Arthur P. Steinmetz and David P. Negri have been responsible for managing the STRATEGIC INCOME FUND since inception on May 20, 1996. During the past five years, Mr. Steinmetz, a Senior Vice President and Portfolio Manager of OppenheimerFunds, and Mr. Negri, a Vice President and Portfolio Manager, have each served as officers and portfolio managers of various funds managed by OppenheimerFunds.

- Raymond J. McCaffrey, a Portfolio Manager with Pilgrim Baxter & Associates, Ltd., has been responsible for managing the VALUE FUND since its inception on May 1, 2002. Prior to joining Pilgrim Baxter in 1997, Mr. McCaffrey was a Vice President, Technology Analyst and Portfolio Manager at Pitcairn Trust Company for approximately two years. He held earlier positions as an investment analyst at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

- The S&P 500 INDEX FUND does not have its own investment adviser, rather it invests all of its assets in the Master Portfolio which is advised by Barclays Global. Unlike many actively managed funds, there is no single portfolio manager who makes investment decisions for the Master Portfolio. Rather, the Portfolio follows an objective and consistent process in attempting to track the S&P 500 Index.

- Each fund pays Atlas Advisers a fee for investment management services. Atlas Advisers, in turn, pays subadvisory fees when applicable. The management fee is an annual rate, equal to a percentage of each fund's average net assets and paid monthly as follows:

  ANNUAL MANAGEMENT FEES
                              FISCAL YEAR
 FUNDS                      ENDING 12/31/02
-------------------------------------------
STOCK FUNDS
  BALANCED                       0.70%

  EMERGING GROWTH                0.80%

  FUND OF FUNDS                  0.25%

  GLOBAL GROWTH                  0.79%

  GROWTH AND INCOME              0.63%

  S&P 500 INDEX FUND             0.00%

  STRATEGIC GROWTH               0.69%

  VALUE FUND                     0.80%

BOND FUNDS
  CALIFORNIA MUNICIPAL BOND      0.55%

  NATIONAL MUNICIPAL BOND        0.55%

  STRATEGIC INCOME               0.75%

  U.S. GOVERNMENT AND
    MORTGAGE SECURITIES          0.55%

MONEY FUNDS
  CALIFORNIA MUNICIPAL MONEY     0.50%

  MONEY MARKET                   0.50%

  U.S. TREASURY MONEY            0.50%

THE DISTRIBUTOR AND
THE DISTRIBUTION PLAN

Atlas Funds are distributed by Atlas Securities, Inc. Shares are offered at net asset value with no sales load. From time to time, Atlas Securities may offer merchandise, monetary bonuses, or other incentives in one or more of the funds. Incentives may be offered to selected groups of shareholders, such as first time buyers or existing account holders.

Each fund, except for the Fund of Funds has adopted a distribution plan under Rule 12b-1 to reimburse the distributor for costs for advertising, marketing, and shareholder servicing. Reimbursements are made on a quarterly basis up to a maximum of .25% of a fund's average daily net assets. These fees increase the cost of your investment and, over time, may cost you more than paying other types of sales charges, because they are taken out of fund assets on an ongoing basis. A fund will not reimburse expenses incurred by another fund.

Shares are currently offered only through Atlas Securities. In the future, Atlas Securities may make payments up to a maximum of .25% per year to other companies for distribution and shareholder services.

  DOING BUSINESS WITH ATLAS

  IN PERSON

Atlas Investment Representatives offer person-to-person, professional financial advice at no charge to you. You can meet with a Representative at most World Savings branches. To locate the one nearest you or to schedule an appointment, call 1-800-933-ATLAS (1-800-933-2852).

  ONLINE

www.atlasfunds.com
24 hours a day, 7 days a week

-  Open a variety of mutual fund account types:
         -  Individual
         -  Joint
         -  Custodial
         -  Traditional or Roth IRA
         -  Coverdell Education Savings
-  Review your accounts
-  Purchase and exchange funds
-  Obtain fund information and performance
-  Order checkbooks, tax information and duplicate statements

  BY PHONE

                                 1-800-933-ATLAS
                                (1-800-933-2852)

Atlas Direct Access - offers 24-hour automated telephone services:

-  Review your accounts
-  Request transactions
-  Check prices and performance

Atlas Telephone Representatives are available Monday through Friday, 6:00 a.m. to 6:00 p.m., Pacific time.

  INVESTMENT MINIMUMS

                                                      INITIAL          ADDITIONAL
   ACCOUNT TYPE                                     INVESTMENT         INVESTMENTS
   Non-Retirement Accounts                            $2,500              $250

   Wire Purchases                                     $2,500            $1,000

   Exchanges                                          $2,500              $250

   Traditional, SEP or Roth IRA Accounts                $250              $250

   Coverdell Education Savings Accounts                 $250              $250

   Custodial Accounts for Minors                        $250              $250

   Employee Accounts                                    $250               $50

  RETIREMENT ACCOUNTS

Traditional and Roth Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans (SEPs) are available. Call us at 1-800-933-2852 or visit the website at www.atlasfunds.com to obtain information about account agreements, applications and annual fees.

  BUYING SHARES

                        OPENING A NEW ACCOUNT

  BY MAIL

  BY REGULAR MAIL                      OVERNIGHT CARRIER
  Atlas Funds                          Atlas Funds, c/o NFDS
  P.O. Box 219056                      330 West 9th Street
  Kansas City, MO 64121-9056           Kansas City, MO 64105-1807

  Complete and sign the application and send it to the address above. Make your check payable to "Atlas Funds" for at least the minimum fund investment.


  ADDING TO AN EXISTING ACCOUNT

  BY REGULAR MAIL                      OVERNIGHT CARRIER

  Atlas Funds                          Atlas Funds, c/o NFDS
  P.O. Box 219056                      330 West 9th Street
  Kansas City, MO 64121-9056           Kansas City, MO 64105-1807

  Send your investment check to the applicable address above. Indicate your account number on the check. Include the "Account Investment" stub from the bottom of your account statement.

  BY TELEPHONE

                           CALL 1-800-933-2852

  EXCHANGE: Use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. To make an exchange, call us.

  WIRE: Once you have submitted a completed application, you may open an account using federal funds wired from your bank. Call us to obtain an account number. Direct your bank to wire your investment to:

            State Street Bank
            ABA # 011000028
            Acct # 99050353
            Fund Name: Atlas (fund name)
            Customer Name:
            Fund Account #:


                           CALL 1-800-933-2852

  ELECTRONIC TRANSFER: If you have previously established bank information for electronic funds transfer, you may purchase additional shares by calling the number above. To establish this option, call us for an "On Request Purchase" form.

  EXCHANGE: Use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. To make an exchange, call us.

  WIRE: Invest via wire by directing your bank to send federal funds to:

            State Street Bank
            ABA # 011000028
            Acct # 99050353
            Fund Name: Atlas (fund name)
            Customer Name:
            Fund Account #:

  If you have elected the bank wire option on your WORLD INSURED MONEY MARKET ACCOUNT, you can have funds wired to your Atlas account by calling the number above.


  ONLINE

                         www.atlasfunds.com

  Visit our secure website and complete an application online. You may submit your purchase request through our secure site or mail the application with a check.

  EXCHANGE: Log on to Atlas Account Access and use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. Submit your exchange request through our secure site.

  IN PERSON

  Contact your Atlas Investment Representative. Call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment with a Representative in a local World Savings branch.

  SELLING SHARES


  You may sell some or all of your fund shares on any day the New York Stock Exchange is open. All sell orders received by the Fund's shareholder services agent or other authorized representative by the close of trading on the New York Stock Exchange (normally 4:00 PM Eastern time, or 1:00 PM, Pacific time) will be executed at that day's closing price. Redemptions of shares recently purchased by check or electronic transfer will not be processed until we are satisfied that the funds have cleared, usually not more than 15 days. You may also sell shares of each fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

  BY TELEPHONE

   All accounts are automatically eligible to sell shares by telephone unless you have declined the telephone redemption and exchange option on your account. Only one account owner needs to call in redemption requests. Minimum telephone redemption is $1,000. To request a redemption, call 1-800-933-ATLAS (1-800-933-2852). The following payment options are available for telephone requests:

      PAYMENT BY CHECK
         -  No fee - check mailed to the address of record on the account.
         - If you have had an address change within the last 30 days, your request must be submitted in writing with a signature guarantee.

      ELECTRONIC TRANSFER/AUTOMATED CLEARING HOUSE (ACH) NETWORK
         - You must have established the electronic transfer option on your account.
         -  There is no charge for processing this transaction.

      WIRE TRANSFER
         - You must have established the electronic transfer option on your account.
         - A $10 wire charge will be deducted. Your bank may also charge a wire transfer fee.

  BY MAIL

   Send us a letter including your name, account number, the fund you would like to sell, the dollar amount or number of shares you want to redeem. The letter should be signed by all account owners exactly as their names appear on the account. Mail to:

                BY REGULAR MAIL                   OVERNIGHT CARRIER
                Atlas Funds                       Atlas Funds, c/o NFDS
                P.O. Box 219056                   330 West 9th Street
                Kansas City, MO 64121-9056        Kansas City, MO 64105-1807

   A SIGNATURE GUARANTEE is required if any of the following is applicable:
         -  You are redeeming $50,000 or more.
         - You would like a check mailed to an address other than the address of record.
         - You would like a check mailed to an address which has been changed within the past 30 days.
         - You would like a check made payable to anyone other than the account owner(s) of record.
         - You want the proceeds wired to a bank account that is not pre-designated on your account.

   A signature guarantee assures that a signature is genuine and helps protect against fraud. You can obtain one from most banks, savings associations, or securities dealers with which you have an account relationship. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

  BY CHECK

   Checkwriting is available for all Atlas bond and money funds, except for bond fund shareholders whose accounts are subject to backup withholding for federal income taxes. If you have established the checkwriting option on your bond or money fund account(s), you need to know:
         - There is a $500 minimum per check. Checks presented for less than $500 will be returned unpaid.
         -  You may not write a check to close an account.
         - You should not attempt to write a check for the total value of a bond fund, since the value of these funds can vary each day, and the funds available may not be sufficient to clear the check.

  OTHER ACCOUNT INFORMATION

  EXCHANGES

An exchange represents the sale of shares of one Atlas fund and the purchase of shares of another Atlas fund, which may produce a taxable gain or loss in a non-retirement account. Exchanges between Atlas fund accounts will be accepted only if the registrations are identical (same name, address and taxpayer identification number). To protect performance and control costs, a fund may modify, suspend or discontinue the exchange feature or a shareholder's use of it at any time. All accounts are eligible to exchange shares by telephone unless you have declined the telephone exchange and redemption option on your account. Only one account owner needs to call in an exchange request.

  AUTOMATIC
  TRANSACTIONS


INVESTMENTS

- After you have made your initial investment, you may set up an automatic investment plan by indicating on your application how much and how often you want to invest. The minimum investment is $250 per fund. There is no charge for this service.

EXCHANGES

- You can automatically exchange $250 or more from one Atlas fund to another. Just indicate on your application how much and how often you want to exchange. There is no charge for this service.
- Both accounts must be registered in the same name(s) and have the same taxpayer identification number.
- Exchanges will be made on the 15th of each month you choose. If the 15th falls on a weekend or holiday, exchanges will be made on the next business day.

REDEMPTIONS

- If your account balance is $10,000 or more, you may set up an automatic redemption plan by indicating on your new account application how much and how often you want to redeem. You may sell fixed amounts of $100 or more at monthly, quarterly, or yearly intervals. There is no charge for this service.
- Redemptions will be made on the 20th of each month you choose. If the 20th falls on a weekend or holiday, redemptions will be made on the previous business day.


  VERIFICATION OF ACCOUNT STATEMENTS

You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 60-day period.

  HOW FUND SHARES
  ARE PRICED

A fund's net asset value (NAV) is the price at which you will buy or sell shares. The net asset value is calculated by dividing a fund's total asset value by the number of outstanding shares. The NAV is determined at the close of regular trading on the New York Stock Exchange each day the exchange is open.

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your order is accepted by the shareholder services agent or other authorized representative. All orders accepted by the close of trading on the NYSE (normally 4:00 p.m. Eastern time; 1:00 p.m. Pacific time) will be executed at that day's closing price.

You may also purchase shares of each fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the funds. Such financial institutions may charge you a fee for this service in addition to the fund's NAV.

  OTHER ACCOUNT INFORMATION

  TAXES

IRS rules require the funds to distribute net investment income and any capital gains to shareholders. Capital gains may be taxable at different rates depending upon the length of time the assets were held. Capital gains, if any, will be distributed at least once a year and may be distributed more often.

Dividends and distributions may be taxable, whether received in cash or reinvested. An exchange of shares for shares of another fund is considered a sale and may result in a gain or loss for tax purposes.

(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as an IRA.


  DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions are paid to all shareholders who maintain accounts on a fund's "record date." If you would like to receive distributions in cash, indicate that choice on your account application. Otherwise, distributions will be reinvested in additional shares.

If you own more than one Atlas fund, your distributions from one fund may be used to purchase shares in another. You may not direct distributions between an IRA and a non-IRA account.

Bond fund and money fund dividends will begin on the next business day after your purchase is effective and will continue through the day shares are redeemed.

If you buy shares just before a capital gain distribution, you will pay the full price and then receive back a portion of your investment in the form of a taxable distribution.

You will be notified in January each year about the tax status of distributions made by the funds. Because everyone's tax situation is unique, always consult your tax adviser about federal, state and local tax consequences.

   ATLAS FUNDS                INCOME DIVIDENDS                             CAPITAL GAIN DISTRIBUTIONS
   Balanced                   -  Declared quarterly                        -  Declared and paid after the end
   Growth and Income          -  Paid after the end of each quarter           of the fourth quarter

   Emerging Growth            -  Usually none                              -  Declared and paid after the end
   Fund of Funds              -  If earned, paid after the end of             of the fourth quarter
   Global Growth                 the fourth quarter
   Strategic Growth
   Value

   All Bond and Money Funds   -  Declared daily                            -  Declared and paid after the end
                              -  Paid after the end of each month             of the fourth quarter

   S&P 500 Index              -  Usually minimal                           -  Declared and paid after the end
                              -  If earned, paid after the end of             of the fourth quarter
                                 the fourth quarter

  OTHER POLICIES

- MINIMUM BALANCE: If your account balance falls below $1,250 due to redemptions or exchanges, we may close your account and mail the proceeds to you. We will give you 60 days written notice and the opportunity to make an additional investment to satisfy the $2,500 minimum balance requirement.

- REDEMPTIONS: Payment may be delayed up to seven days if making immediate payment could adversely affect a fund.

When regular trading on the New York Stock Exchange is closed or restricted for any reason other than weekends or holidays, or there is an emergency as determined by the SEC, redemptions may be suspended or payment dates postponed.

- GENERAL INFORMATION ABOUT SERVICE FEATURES: A fund may modify, suspend or discontinue services, charges, or terms and conditions at any time. The use of any feature may be denied to any shareholder who uses it to the detriment of the fund or other shareholders. If we modify or discontinue a service affecting all shareholders, we will provide 30 days prior written notice.

You may add, change or discontinue any service by sending us your request in writing. If it has been more than 30 days since you established your account, we require a signature guarantee with your request.

- TELEPHONE AND ELECTRONIC TRANSACTIONS: Shareholders who elect telephone, automatic or electronic transactions or checkwriting bear the risk of loss for unauthorized transactions. Atlas Funds will not be liable for losses that may result from:

- Instructions communicated by telephone that we reasonably believe to be genuine,

-  Transactions authorized by less than all registered owners,

-  Transactions which do not require signature guarantees, or

- Transactions requested through Atlas Direct Access, our automated telephone service or the Account Access area of the website.

To safeguard your account, please keep your Direct Access and website Account Access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

For your protection and to review or clarify telephone requests, we reserve the right to record all calls. We may employ additional procedures prior to acting on telephone instructions, such as requiring you to provide a form of personal identification, in order to confirm that instructions are genuine. If we do not employ reasonable procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

Abnormal market conditions may cause heavy call volume and make it difficult for you to make a telephone transaction. If this happens, please consider mailing your transaction request, or sending it by overnight delivery.

KEEPING YOU INFORMED

During the year, Atlas will send you the following communications:

- CONFIRMATION STATEMENTS: Mailed after each purchase, exchange, redemption (except by checkwriting), or change in account information.

- QUARTERLY STATEMENTS: You will receive three consolidated quarterly statements and a year-end summary of your account activity.

- ANNUAL AND SEMI-ANNUAL REPORTS: Mailed approximately 60 days after June 30 and December 31.

-  1099 TAX FORM: If applicable, mailed by January 31 each year.

-  ANNUAL PROSPECTUS: Mailed to shareholders in May of each year.

  FINANCIAL HIGHLIGHTS

This section provides further details about the funds' financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The funds' independent auditors, Deloitte & Touche LLP, audited these figures. Their full report is included in the funds' annual report (see back cover).

                                 STOCK FUNDS

                                                                    BALANCED FUND

                                              December 31,
                                              2001(4)         2000       1999     1998     1997
-------------------------------------------------------------------------------------------------
   Net asset value, beginning of period        $11.58       $12.96     $14.47   $14.14   $12.18

INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income (loss)                  0.18         0.26       0.48     0.46     0.46
   Net realized and unrealized gain
    on investments                              (0.38)       (1.37)     (1.21)    0.75     2.27
   Total from investment operations             (0.20)       (1.11)     (0.73)    1.21     2.73

LESS DISTRIBUTIONS:
   From net investment income                   (0.18)       (0.27)     (0.48)   (0.46)   (0.46)
   From net capital gains                        0.00        (0.00)     (0.30)   (0.42)   (0.31)
   In excess of realized gains                   0.00         0.00       0.00     0.00     0.00
   Tax return of capital distribution            0.00         0.00       0.00     0.00     0.00

   Total distributions                          (0.18)       (0.27)     (0.78)   (0.88)   (0.77)

   Net asset value, end of period              $11.20       $11.58     $12.96   $14.47   $14.14

   Total return(2)                              -1.70%       -8.71%     -5.20%    8.63%   22.72%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $42,159      $45,966    $73,365  $88,430  $49,456
   Ratio of expenses to average
    net assets:(3)
    Before expense waivers
     and reimbursement                           1.22%        1.22%      1.15%    1.16%    1.20%
    After expense waivers
     and reimbursement                           1.22%        1.22%      1.15%    1.16%    1.20%

   Ratio of net investment income
    to average net assets(3)                     1.55%        2.07%      3.30%    3.28%    3.58%

   Portfolio turnover rate                      93.38%(6)   142.04%(6)  51.94%   33.62%   14.71%


                                                             EMERGING GROWTH FUND

                                                                                    April 30, 1997(1)
                                                                                              through
                                                December 31,                                  Dec. 31,
                                                2001        2000     1999     1998                1997
--------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period       $14.51      $18.79   $13.75   $13.00              $10.00

INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income (loss)                (0.18)      (0.12)   (0.15)   (0.09)              (0.05)
   Net realized and unrealized gain
    on investments                             (0.24)      (4.16)    6.02     0.84                3.05
   Total from investment operations            (0.42)      (4.28)    5.87     0.75                3.00

LESS DISTRIBUTIONS:
   From net investment income                   0.00        0.00     0.00     0.00                0.00
   From net capital gains                       0.00        0.00    (0.83)    0.00                0.00
   In excess of realized gains                  0.00        0.00     0.00     0.00                0.00
   Tax return of capital distribution           0.00        0.00     0.00     0.00                0.00

   Total distributions                          0.00        0.00    (0.83)    0.00                0.00

   Net asset value, end of period             $14.09      $14.51   $18.79   $13.75              $13.00

   Total return(2)                             -2.89%     -22.78%   42.68%    5.77%              30.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $23,574     $25,939  $19,551  $16,747             $10,028
   Ratio of expenses to average
    net assets:(3)
    Before expense waivers
     and reimbursement                          1.67%       1.64%    1.74%    1.59%               1.88%
    After expense waivers
     and reimbursement                          1.66%       1.55%    1.53%    1.49%               1.49%

   Ratio of net investment income
    to average net assets(3)                   -1.40%      -0.72%   -1.14%   -0.68%              -0.59%

   Portfolio turnover rate                    271.11%     173.69%  184.32%  106.24%              17.06%

(1) Commencement of operations.
(2) Total returns assume purchase at net asset value at the beginning of each year. Returns for periods less than a full year are aggregate (non-annualized) returns.
(3) Annualized when the period presented is less than one year.
(4) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the year ended 12/31/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.

                                                                                    BALANCED       GROWTH AND
                                                                                    FUND           INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
    Net investment income per share                                                   $0.00(5)       $0.00(5)
    Net realized and unrealized gain (loss) per share                                 $0.00(5)       $0.00(5)
    Ratio of net investment income to average net assets                               0.00%(5)       0.00%(5)

(5) Less than +/-$0.005 per share or +/-0.005%, respectively.
(6) Excludes the effect of short-term TBA security transactions.

STOCK FUNDS

                                                                GLOBAL GROWTH FUND

                                             December 31,
                                             2001          2000     1999     1998     1997
----------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $ 18.69      $  19.28  $ 14.56  $ 12.69  $ 10.96

INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income (loss)                 (0.01)        0.03     0.03     0.00     0.02
   Net realized and unrealized gain
    on investments                              (2.16)        0.59     8.10     2.21     2.65
   Total from investment operations             (2.17)        0.62     8.13     2.21     2.67

LESS DISTRIBUTIONS:
   From net investment income                    0.00        (0.00)    0.00     0.00     0.00
   From net capital gains                        0.00        (0.92)   (3.41)   (0.18)   (0.84)
   In excess of realized gains                   0.00        (0.29)    0.00    (0.16)   (0.10)
   Tax return of capital distribution            0.00         0.00     0.00     0.00     0.00

   Total distributions                           0.00        (1.21)   (3.41)   (0.34)   (0.94)

   Net asset value, end of period            $  16.52     $  18.69  $ 19.28  $ 14.56  $ 12.69

   Total return(2)                             -11.61%        3.24%   55.85%   16.19%   24.35%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $115,042     $134,929  $70,300  $36,549  $29,468
   Ratio of expenses to average
    net assets:(3)
    Before expense waivers
     and reimbursement                           1.40%        1.34%    1.48%    1.53%    1.66%
    After expense waivers
     and reimbursement                           1.40%        1.34%    1.48%    1.53%    1.62%

   Ratio of net investment income
    to average net assets(3)                    -0.08%        0.15%    0.19%    0.04%    0.14%

   Portfolio turnover rate                      43.59%       53.89%  103.02%   74.52%   63.62%


                                                           GROWTH AND INCOME FUND

                                            December 31,
                                            2001(4)       2000     1999      1998      1997
--------------------------------------------------------------------------------------------
   Net asset value, beginning of period       $  23.43   $  26.61  $  22.08  $  18.86  $  17.82

INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income (loss)                   0.03       0.24      0.14      0.15      0.10
   Net realized and unrealized gain
    on investments                               (3.26)     (1.52)     6.85      4.71      4.58
   Total from investment operations              (3.23)     (1.28)     6.99      4.86      4.68

LESS DISTRIBUTIONS:
   From net investment income                    (0.03)     (0.24)    (0.14)    (0.15)    (0.10)
   From net capital gains                         0.00      (1.64)    (2.32)    (1.49)    (3.53)
   In excess of realized gains                    0.00      (0.02)     0.00      0.00     (0.01)
   Tax return of capital distribution             0.00       0.00      0.00      0.00      0.00

   Total distributions                           (0.03)     (1.90)    (2.46)    (1.64)    (3.64)

   Net asset value, end of period             $  20.17   $  23.43  $  26.61  $  22.08   $ 18.86

   Total return(2)                              -13.79%     -4.90%    31.72%    25.83%    26.32%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $365,552   $454,546  $410,721  $248,606  $173,796
   Ratio of expenses to average
    net assets:(3)
    Before expense waivers
     and reimbursement                            1.09%      1.02%     1.04%    1.06%      1.10%
    After expense waivers
     and reimbursement                            1.09%      1.02%     1.04%    1.06%      1.10%

   Ratio of net investment income
    to average net assets(3)                      0.15%      0.88%     0.59%    0.73%      0.51%

   Portfolio turnover rate                      136.06%     66.14%   102.42%  106.21%    118.26%

FINANCIAL HIGHLIGHTS


                                   STOCK FUNDS


                                                       S&P 500 INDEX FUND

                                                                   Aug. 16, 2000(1)
                                                                         through
                                                     December 31,       Dec. 31,
                                                     2001                   2000
------------------------------------------------------------------------------------
   Net asset value, beginning of period              $  8.92               $10.00

INCOME FROM INVESTMENT
    OPERATIONS:

   Net investment income (loss)                         0.05                 0.03
   Net realized and unrealized gain
    on investments                                     (1.15)               (1.10)
   Total from investment operations                    (1.10)               (1.07)

LESS DISTRIBUTIONS:

   From net investment income                          (0.05)               (0.01)
   From realized capital gains                          0.00                 0.00
   In excess of realized gains                          0.00                 0.00
   Tax return of capital distribution                   0.00                 0.00
   Total distributions                                 (0.05)               (0.01)
   Net asset value, end of period                    $  7.77               $ 8.92
   Total return (2)                                   -12.36%              -10.66%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000's)                 $22,007               $9,516
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                                 1.07%                 2.66%
    After expense waivers
     and reimbursement                                 0.50%                 0.50%

   Ratio of net investment income
    to average net assets (3)                          0.88%                 0.78%
   Portfolio turnover rate                              N/A                   N/A


                                                          STRATEGIC GROWTH FUND

                                            December 31,
                                            2001           2000      1999      1998       1997
---------------------------------------------------------------------------------------------------
   Net asset value, beginning of period        $18.33     $20.53     $17.11      $16.36    $14.01

INCOME FROM INVESTMENT
    OPERATIONS:

   Net investment income (loss)                 (0.02)      0.03      (0.01)       0.09      0.11
   Net realized and unrealized gain
    on investments                              (5.22)     (2.01)      6.87        1.86      3.65
   Total from investment operations             (5.24)     (1.98)      6.86        1.95      3.76

LESS DISTRIBUTIONS:

   From net investment income                    0.00      (0.02)      0.00       (0.09)    (0.11)
   From realized capital gains                   0.00      (0.03)     (3.44)      (1.00)    (1.30)
   In excess of realized gains                   0.00      (0.17)      0.00       (0.11)     0.00
   Tax return of capital distribution            0.00       0.00       0.00        0.00      0.00
   Total distributions                           0.00      (0.22)     (3.44)      (1.20)    (1.41)
   Net asset value, end of period              $13.09     $18.33     $20.53      $17.11    $16.36
   Total return (2)                            -28.59%     -9.65%     40.12%      11.22%    26.89%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000's)          $97,976   $155,895   $102,428     $73,626   $54,310
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                           1.26%      1.12%      1.17%       1.16%    1.21%
    After expense waivers
     and reimbursement                           1.26%      1.12%      1.17%       1.16%    1.21%

   Ratio of net investment income
    to average net assets (3)                   -0.15%      0.13%     -0.06%       0.52%    0.86%
   Portfolio turnover rate                     175.07%     53.78%    179.98%      89.69%   85.55%

(1)  Commencement of operations.
(2) Total returns assume purchase at net asset value at the beginning of each year. Returns for periods less than a full year are aggregate (non-annualized) returns.
(3)  Annualized when the period presented is less than one year.
(4) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the year ended 12/31/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.

                                                                     CALIFORNIA MUNICIPAL   NATIONAL MUNICIPAL
                                                                     BOND FUND              BOND FUND
---------------------------------------------------------------------------------------------------------------------------
    Net investment income per share                                     $0.00(5)                $0.00(5)
    Net realized and unrealized gain (loss) per share                   $0.00(5)                $0.00(5)
    Ratio of net investment income to average net assets                 0.02%                   0.03%

(5)  Less than +/-$0.005 per share.

                                   BOND FUNDS

                                                          CALIFORNIA MUNICIPAL BOND FUND

                                           December 31,
                                           2001(4)      2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $11.27       $10.48        $11.49       $11.44       $11.15

INCOME FROM INVESTMENT
    OPERATIONS:

   Net investment income (loss)                0.50         0.51          0.51         0.51         0.53
   Net realized and unrealized gain
    on investments                            (0.11)        0.79         (1.01)        0.16         0.33
   Total from investment operations            0.39         1.30         (0.50)        0.67         0.86

LESS DISTRIBUTIONS:

   From net investment income                 (0.50)       (0.51)        (0.51)       (0.51)       (0.53)
   From realized capital gains                 0.00         0.00          0.00        (0.11)       (0.04)
   In excess of realized gains                 0.00         0.00          0.00         0.00         0.00
   Tax return of capital distribution          0.00         0.00          0.00         0.00         0.00
   Total distributions                        (0.50)       (0.51)        (0.51)       (0.62)       (0.57)
   Net asset value, end of period            $11.16       $11.27        $10.48       $11.49       $11.44
   Total return (2)                            3.51%       12.75%        -4.48%        5.94%        7.97%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000's)       $246,188     $213,320      $198,406     $211,938     $195,292
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                         0.92%        0.93%         0.93%        0.94%        0.95%
    After expense waivers
     and reimbursement                         0.92%        0.93%         0.88%        0.94%        0.95%

   Ratio of net investment income
    to average net assets (3)                  4.40%        4.74%         4.61%        4.43%        4.76%
   Portfolio turnover rate                    12.60%       12.25%        17.01%       14.95%       15.95%

                                                           NATIONAL MUNICIPAL BOND FUND

                                            December 31,
                                            2001(4)        2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $11.13       $10.50        $11.56       $11.54       $11.21

INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income (loss)                0.50         0.52          0.51         0.51         0.53
   Net realized and unrealized gain
    on investments                             0.03         0.63         (1.06)        0.13         0.40
   Total from investment operations            0.53         1.15         (0.55)        0.64         0.93

LESS DISTRIBUTIONS:

   From net investment income                 (0.50)       (0.52)        (0.51)       (0.51)       (0.53)
   From realized capital gains                 0.00         0.00          0.00        (0.11)       (0.07)
   In excess of realized gains                 0.00         0.00          0.00         0.00         0.00
   Tax return of capital distribution          0.00         0.00          0.00         0.00         0.00
   Total distributions                        (0.50)       (0.52)        (0.51)       (0.62)       (0.60)
   Net asset value, end of period            $11.16       $11.13        $10.50       $11.56       $11.54
   Total return (2)                            4.79%       11.24%        -4.86%        5.70%        8.56%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000's)        $67,991      $53,901       $54,296      $62,558      $58,740
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                         0.97%        1.01%         0.98%        0.99%        1.00%
    After expense waivers
     and reimbursement                         0.97%        1.01%         0.97%        0.99%        1.00%

   Ratio of net investment income
    to average net assets (3)                  4.44%        4.83%         4.62%        4.44%        4.72%
   Portfolio turnover rate                    32.81%       20.12%        16.44%       21.89%       21.80%

FINANCIAL HIGHLIGHTS

                                   BOND FUNDS


                                                          STRATEGIC INCOME FUND

                                        December 31,
                                        2001(2)       2000       1999       1998        1997
---------------------------------------------------------------------------------------------------
   Net asset value, beginning of period     $4.37      $4.67      $4.98      $5.16       $5.16

INCOME FROM INVESTMENT
     OPERATIONS:
   Net investment income (loss)              0.36       0.39       0.40       0.38        0.42
   Net realized and unrealized gain
     on investments                         (0.17)     (0.30)     (0.30)     (0.15)       0.06
   Total from investment operations          0.19       0.09       0.10       0.23        0.48

LESS DISTRIBUTIONS:
   From net investment income               (0.35)     (0.27)     (0.40)     (0.38)      (0.42)
   From realized capital gains               0.00       0.00       0.00       0.00       (0.05)
   In excess of realized gains               0.00       0.00       0.00       0.00       (0.01)
   Tax return of capital distribution       (0.01)     (0.12)     (0.01)     (0.03)       0.00
   Total distributions                      (0.36)     (0.39)     (0.41)     (0.41)      (0.48)
   Net asset value, end of period           $4.20      $4.37      $4.67      $4.98       $5.16
   Total return(1)                           4.45%      2.05%      1.92%      4.03%       9.57%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $102,923    $77,568    $67,218    $66,375     $37,831
   Ratio of expenses to average
     net assets:
     Before expense waivers
      and reimbursement                      1.31%      1.36%      1.37%      1.36%       1.51%
     After expense waivers
      and reimbursement                      1.31%      1.36%      1.16%      0.80%       0.41%
   Ratio of net investment income
     to average net assets                   8.31%      8.65%      8.42%      7.45%       8.04%
   Portfolio turnover rate                 114.66%    146.55%    119.62%    172.43%     221.42%


                                               U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

                                        December 31,
                                        2001           2000       1999        1998       1997
---------------------------------------------------------------------------------------------------
   Net asset value, beginning of period     $9.95       $9.61     $10.17      $10.20     $10.07

INCOME FROM INVESTMENT
     OPERATIONS:
   Net investment income (loss)              0.56        0.60       0.60        0.63       0.67
   Net realized and unrealized gain
     on investments                          0.16        0.34      (0.56)      (0.03)      0.13
   Total from investment operations          0.72        0.94       0.04        0.60       0.80

LESS DISTRIBUTIONS:
   From net investment income               (0.57)      (0.60)     (0.60)      (0.63)     (0.67)
   From realized capital gains               0.00        0.00       0.00        0.00       0.00
   In excess of realized gains               0.00        0.00       0.00        0.00       0.00
   Tax return of capital distribution        0.00        0.00       0.00        0.00       0.00
   Total distributions                      (0.57)      (0.60)     (0.60)      (0.63)     (0.67)
   Net asset value, end of period          $10.10       $9.95      $9.61      $10.17     $10.20
   Total return(1)                           7.39%      10.21%      0.39%       6.06%      8.25%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $317,583    $179,462   $202,966    $216,344   $202,573
   Ratio of expenses to average
     net assets:
     Before expense waivers
      and reimbursement                      1.03%       1.03%      1.01%       1.02%      1.03%
     After expense waivers
      and reimbursement                      1.03%       1.03%      1.01%       1.02%      1.03%
   Ratio of net investment income
     to average net assets                   5.53%       6.27%      6.05%       6.20%      6.67%
   Portfolio turnover rate                  19.75%       1.66%     20.67%      22.70%      3.73%

(1) Total returns assume purchase at net asset value (without sales charge) at the beginning of each year.

(2) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies for the amortization of premium and discount on debt securities. The effect of this change, if any, for the year ended 12/31/2001 was to increase (decrease) per share ratios and supplemental data as shown below. This data for periods prior to January 1, 2001 has not been restated to reflect this change in presentation.


                                                                                            Strategic Income    U.S. Treasury
                                                                                            Fund                Money Fund
                                                                                           ----------------------------------
   Net investment income per share                                                            $(0.01)              $0.00(3)
   Net realized and unrealized gain (loss) per share                                           $0.01               $0.00(3)
   Ratio of net investment income to average net assets                                        (0.12)%              0.00%(3)

(3) Less than +/-$0.005 per share or 0.005%, respectively.

                                  MONEY FUNDS


                                                           CALIFORNIA MUNICIPAL MONEY FUND

                                        December 31,
                                        2001           2000         1999          1998         1997
------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period    $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT
     OPERATIONS:
   Net investment income (loss)            0.019        0.030        0.024        0.026        0.029
   Net realized and unrealized gain
     on investments                        0.000        0.000        0.000        0.000        0.000
   Total from investment operations        0.019        0.030        0.024        0.026        0.029

LESS DISTRIBUTIONS:
   From net investment income             (0.019)      (0.030)      (0.024)      (0.026)      (0.029)
   From realized capital gains             0.000        0.000        0.000        0.000        0.000
   In excess of realized gains             0.000        0.000        0.000        0.000        0.000
   Tax return of capital distribution      0.000        0.000        0.000        0.000        0.000
   Total distributions                    (0.019)      (0.030)      (0.024)      (0.026)      (0.029)
   Net asset value, end of period          $1.00        $1.00        $1.00        $1.00        $1.00
   Total return(1)                          1.93%        3.03%        2.44%        2.67%        2.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $39,266      $37,924      $39,316      $40,483      $44,751
   Ratio of expenses to average
     net assets:
     Before expense waivers
      and reimbursement                     0.90%        0.94%        0.95%        0.99%        0.97%
     After expense waivers
      and reimbursement                     0.61%        0.63%        0.63%        0.67%        0.64%
   Ratio of net investment income
     to average net assets                  1.92%        2.98%        2.41%        2.74%        2.94%
   Portfolio turnover rate                    --           --           --           --           --


                                                          U.S. TREASURY MONEY FUND

                                         December 31,
                                         2001(2)          2000      1999         1998       1997
-------------------------------------------------------------------------------------------------
   Net asset value, beginning of period     $1.00         $1.00     $1.00        $1.00      $1.00

INCOME FROM INVESTMENT
     OPERATIONS:
   Net investment income (loss)             0.033         0.052     0.040        0.045      0.046
   Net realized and unrealized gain
     on investments                         0.000         0.000     0.000        0.000      0.000
   Total from investment operations         0.033         0.052     0.040        0.045      0.046

LESS DISTRIBUTIONS:
   From net investment income              (0.033)       (0.052)   (0.040)      (0.045)    (0.046)
   From realized capital gains              0.000         0.000     0.000        0.000      0.000
   In excess of realized gains              0.000         0.000     0.000        0.000      0.000
   Tax return of capital distribution       0.000         0.000     0.000        0.000      0.000
   Total distributions                     (0.033)       (0.052)   (0.040)      (0.045)    (0.046)
   Net asset value, end of period           $1.00         $1.00     $1.00        $1.00      $1.00
   Total return(1)                           3.32%         5.35%     4.02%        4.60%      4.73%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $75,962       $81,925   $55,892      $58,186     $60,033
   Ratio of expenses to average
     net assets:
     Before expense waivers
      and reimbursement                      0.99%         1.02%     1.03%        1.02%      1.02%
     After expense waivers
      and reimbursement                      0.73%         0.68%     0.69%        0.60%      0.62%
   Ratio of net investment income
     to average net assets                   3.31%         5.24%     3.96%        4.49%      4.63%
   Portfolio turnover rate                     --            --        --           --         --

APPENDIX: DESCRIPTION OF RATINGS

In general, the ratings of Moody's Investors Services, Inc., Standard & Poor's Corporation (S&P), and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers, if any, to evaluate potential investments.

After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them.

If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this prospectus and in the Statement of Additional Information.

MOODY'S INVESTORS SERVICES, INC.

Moody's describes its ratings for debt securities as follows:

BONDS

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, changes that can be anticipated are not likely to impair the fundamentally strong position of these issues.

Aa. Bonds rated Aa are judged by all standards to be of high quality. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities. Fluctuation of protective elements may be of greater magnitude, or there may be other factors present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Elements giving security to principal and interest are considered adequate, but factors may be present which suggest a susceptibility to impairment at some time in the future.

Baa. Bonds rated Baa are considered to be medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative elements as well.

Ba. Bonds rated Ba are judged to have speculative characteristics. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be only moderate and therefore not well safeguarded during both good and bad times in the future.

Uncertainty of position characterizes bonds in this class.

B. Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over a long period of time may be small.

Caa. Bonds rated Caa are of poor standing. These issues may be in default, or there may be some danger with respect to principal or interest payments.

Ca. Bonds rated Ca represent obligations which are highly speculative. These issues are often in default or have other significant shortcomings.

C. Bonds rated C are the lowest rated class of bonds. These issues have extremely poor prospects of ever attaining any real investment standing.

NOTES AND VARIABLE RATE OBLIGATIONS

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is strong protection from established cash flows, superior liquidity, or demonstrated broad-based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

COMMERCIAL PAPER

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-   Leading market positions in well-established industries.

-   High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

APPENDIX: DESCRIPTION OF RATINGS

STANDARD & POOR'S CORPORATION

S&P describes its ratings for debt securities as follows:

BONDS

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal. They differ from the higher rated issues only by a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal. They are somewhat more susceptible to adverse changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are thought to have an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken capacity to pay interest and repay principal than bonds in higher rated categories.

BB, B, CCC AND CC. Bonds rated BB, B, CCC and CC are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest. While bonds with these ratings are likely to have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C AND D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NOTES

SP-1. The SP-1 rating denotes a strong or very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1. The A-1 designation indicates a very strong degree of safety regarding timely payment. Issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a strong capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

SECURITIES TRANSACTIONS FORM

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES

Corporations, please complete sections 1 through 3. Trusts, partnerships and other entities, complete sections 1 and 3. If any information on this form changes, you will need to submit an amended form. Please call 1-800-933-ATLAS (1-800-933-2852) for additional forms.

1. ACCOUNT REGISTRATION

Name of Trust, Corporation, Partnership or Other Entity

Atlas Funds Account Number (If this is an existing account)

THE REGISTERED OWNER IS A:

/ / Trust  / / Partnership  / /  Corporation/Incorporated   / /  Other (please
                                 Association                      specify):

2. CORPORATIONS AND INCORPORATED ASSOCIATIONS ONLY

CORPORATE SECRETARY, PLEASE COMPLETE THIS SECTION, SIGN IT, AND AFFIX YOUR CORPORATE SEAL. BY SIGNING THIS FORM I CERTIFY THAT:

- On (date)_____________________, a quorum of the Board of Directors of the Registered Owner named above empowered the person(s) named in section 3 to carry out securities transactions on the Registered Owner's behalf.

- I am authorized to certify as needed the names and titles of officers of the Registered Owner and notify the Agent of any changes.

- A resolution authorizing all of these powers has been duly adopted by the Registered Owner's Board of Directors, is in full force and effect in accordance with the Registered Owner's charter and by-laws, and will remain in effect until the Atlas Funds' Agent receives a duly executed amended Securities Transactions Form.

-------------------------------------------------------
Secretary's name (please print)               Date            Affix Corporate
                                                                Seal Here
X
-------------------------------------------------------
Signature

3. AUTHORIZED PERSONS

The persons named in this section are currently authorized under the applicable governing document to purchase, redeem, withdraw, exchange, or assign shares of Atlas Funds ("securities transactions") for the Registered Owner named in section 1, and to execute and deliver any instruments necessary to complete these transactions. The Agent may act only upon the instructions of person(s) authorized in the most recent Securities Transactions Form received by the Agent. The Atlas Funds and its Agent will not be liable for any loss or expense resulting from acting on instructions they believe to be genuine. This Securities Transactions Form will remain in effect until the Agent receives an amended form.

PLEASE SIGN THIS SECTION.

By signing this form, I agree to all the terms and conditions outlined above. I have full authority to sign on behalf of the Registered Owner.


-----------------------------------------------------
Name (please print)                      Title               WE WANT YOU
                                                              TO KNOW...
X                                                         ATLAS FUNDS ARE NOT
-----------------------------------------------------     FDIC INSURED AND ARE
Signature                                Date             NOT DEPOSITS OR
                                                          OBLIGATIONS OF, OR
-----------------------------------------------------     GUARANTEED BY WORLD
Name (please print)                      Title            SAVINGS. MUTUAL FUND
                                                          RETURNS AND PRINCIPAL
X                                                         VALUE WILL VARY AND
-----------------------------------------------------     YOU MAY HAVE A GAIN
Signature                                Date             OR LOSS WHEN YOU SELL.

-----------------------------------------------------
Name (please print)                      Title

X
-----------------------------------------------------
Signature                                Date

How many signatures are required for Atlas Funds transactions:

/ / 1     / / 2      / / 3      / /  All

PAYABLE ON DEATH BENEFICIARY DESIGNATION FORM

--------------------------------------------------------------------------------
Owner's Name

--------------------------------------------------------------------------------
Joint Owner's Name

--------------------------------------------------------------------------------
Street Address                          City                        State    Zip


Daytime Telephone Number                Evening Telephone Number


Taxpayer ID Number                      Atlas Fund Account Number

PAYABLE ON DEATH PAYEES

1.
--------------------------------------------------------------------------------
Name (please print)

--------------------------------------------------------------------------------
Street Address                          City                        State    Zip

2.
--------------------------------------------------------------------------------
Name (please print)

--------------------------------------------------------------------------------
Street Address                          City                        State    Zip

3.
--------------------------------------------------------------------------------
Name (please print)

--------------------------------------------------------------------------------
Street Address                          City                        State    Zip

I/We understand that, as authorized by statute of
the state in which I/we reside, funds in this               WE WANT YOU
account are payable upon request only to me/us as            TO KNOW...
Original Payee(s) during my/our lifetime(s) and,         ATLAS FUNDS ARE NOT
upon my death/the death of the last of us to die,        FDIC INSURED AND ARE
to the Payable On Death Payee(s) named above who         NOT DEPOSITS OR
survive(s) me/us.                                        OBLIGATIONS OF, OR
                                                         GUARANTEED BY WORLD
I/We understand that upon presentation to you of         SAVINGS. MUTUAL FUND
proof of my death/the death of the last of us to         RETURNS AND PRINCIPAL
die, funds remaining in the account will be              VALUE WILL VARY AND
payable only to the Payable On Death Payee(s) who        YOU MAY HAVE A GAIN
survive(s) me/us, in equal shares if more than one       OR LOSS WHEN YOU SELL.
survive(s) me/us.

X
--------------------------------------------------------------------------------
Owner's Signature (Original Payee)                                  Date

X
--------------------------------------------------------------------------------
Joint Owner's Signature (Original Payee)                            Date

[GRAPHIC]                  Atlas Funds
                           World Savings Operations Center
                           794 Davis Street
                           San Leandro, CA 94577

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS

     You can find more information about the Atlas Funds' investment policies in the Statement of Additional Information (SAI), which is incorporated by reference in this prospectus (legally considered part of this prospectus). The SAI is available free of charge.

     To request a copy of the Atlas Funds' SAI, please call us toll-free at 1-800-933-ATLAS (1-800-933-2852). If you have access to the Internet, you can find the SAI at the Securities and Exchange Commission's Web site at www.sec.gov. You may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC charges a duplicating fee for this service.

     You can find further information about the Atlas Funds in our annual and semi-annual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each fund's performance during its most recent fiscal year.

     To request a copy of the most recent annual or semi-annual report, please call us at 1-800-933-ATLAS (1-800-933-2852).


                               Atlas Assets, Inc.
                                794 Davis Street
                              San Leandro, CA 94577
                                www.atlasfunds.com


AT-710 (AS102M42)            SEC File No. 811-05485          [RECYCLE SYMBOL]

Atlas Funds
Atlas Assets, Inc.

Supplement dated August 30, 2002 to
Statement of Additional Information dated May 2, 2002

At a meeting of the Stockholders of Atlas Balanced Fund and Atlas Strategic Growth Fund held on August 30, 2002, a new investment sub-advisory agreement was approved appointing Madison Investment Advisors, Inc. ("Madison") of Madison Wisconsin as sub-adviser to those funds. Madison replaces OppenheimerFunds, Inc. as sub-adviser. The information in this Supplement revises the Statement of Additional Information for the Atlas Funds to reflect this change as follows:

On page 53, under "Subadvisers" references to OppenheimerFunds, Inc. serving as subadviser to Balanced Fund and Strategic Growth Fund are changed to Madison Investment Advisors, Inc.

After the third paragraph under this heading, the following paragraph is inserted:

Madison Investment Advisors, Inc. serves as Subadvisor to the Company with respect to the Balanced Fund and the Strategic Growth Fund pursuant to a Subadvisory Agreement dated September 1, 2002. The Adviser pays Madison for its portfolio management services out of the management fees the Adviser receives from those two Funds.

On page 54, under "Approval of Advisory and Subadvisory Agreements, reference to the Board of Directors of the Company's oversight concerning the Balanced Fund and the Strategic Growth Fund is deleted and the following new paragraphs are added:

OppenheimerFunds, Inc. served as subadviser to the Balanced Fund and the Strategic Growth Fund from their inception through September 1, 2002. The Board of Directors discussed the possible replacement of OppenheimerFunds, Inc. as Subadviser at meetings held on November 16, 2001 and March 1, 2002, and considered the Sub-advisory Agreement with Madison Investment Advisors, Inc., at a meeting held on May 9, 2002. The Directors, including all the Independent Directors, unanimously concluded that the terms of the Sub-advisory Agreement with Madison are reasonable, fair and in the best interests of the Fund and its stockholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

In evaluating the new Sub-advisory Agreement with Madison, the Directors reviewed information regarding the past performance of Madison compared to similar investment advisers as well as evaluating the personnel, operations and expenses of Oppenheimer in managing the Funds. The Directors also reviewed materials regarding Madison's personnel, operations, experience in managing mutual funds and separate accounts, and its financial condition.

The Directors considered the following factors to be of primary importance to their recommendation: (1) the performance of the Funds had been below the average of comparable funds for the past three years, and the prospects for future improvement without a change in sub-advisers did not seem promising; (2) the performance of Madison as an adviser of similar funds and separate accounts substantially exceeded the Funds performance for the one and five year periods ended December 31, 2001 and compared favorably to the performance of the Fund's peer group for those periods; (3) although the fees under the Proposed Sub-Advisory Agreement are higher than under the Current Sub-Advisory Agreement, the fees are be paid by the Adviser and would not affect the Fund's total expenses; and (4) the other terms of the Sub-advisory Agreement Madison are substantially identical to those of the former Sub-advisory Agreement with OppenheimerFunds,Inc., except for different execution, effective and termination dates. The Directors also specifically considered the following additional factors, among others, which they believe are relevant to their recommendations: the favorable history, reputation, qualification and background of Madison, as well as the qualifications of its personnel and its financial condition; and that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds.

                                        PART B

                                     ATLAS FUNDS

                  -----------------------------------------------

                         STATEMENT OF ADDITIONAL INFORMATION

                  -----------------------------------------------




                                  ATLAS ASSETS, INC.

                                   794 DAVIS STREET
                            SAN LEANDRO, CALIFORNIA 94577
                           1-800-933-ATLAS (1-800-933-2852)

                         STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information ("Statement"), which may be amended from time to time, concerning Atlas Assets, Inc. (the "Company") is not a Prospectus for the Company. This Statement supplements the Prospectus dated May 1, 2002 and investors should read it in conjunction with that Prospectus. A copy of the Prospectus, which may be amended from time to time, is available without charge by writing or calling the Company at the address or telephone number printed above.

    The date of this Statement of Additional Information is May 1, 2002.

                                  TABLE OF CONTENTS


                                                                       PAGE

Description of Certain Securities and
   Investment Policies..............................................   B-2

Fundamental Investment Restrictions ................................   B-38

Portfolio Turnover .................................................   B-42

Management of the Company ..........................................   B-43

Investment Advisory and Other Services .............................   B-46

Execution of Portfolio Transactions ................................   B-50

How to Invest ......................................................   B-51

Other Investment and Redemption Services ...........................   B-56

Taxes ..............................................................   B-57

Additional Information .............................................   B-65

Investment Results .................................................   B-65

Financial Statements ...............................................   B-79

Appendix -- Industry Classifications ...............................   B-80

    DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT POLICIES

    The investment objectives and policies of each of the Funds are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement are defined in the Prospectus. The S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio") of Master Investment Portfolio ("Trust"). References to the investments and investment policies of the S&P 500 Index Fund, unless otherwise indicated, should be understood as references to the investments and investment policies of the Master Portfolio.

INVESTMENT RISKS - ATLAS STRATEGIC INCOME FUND.

    With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

     SPECIAL RISKS - HIGH YIELD LOWER-RATED SECURITIES.

     In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds"). There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. The Global Growth and Emerging Growth Funds and the S&P 500 Index Fund may also invest in lower-rated securities, but to a much more limited extent. The Funds other than the Strategic Income, Global and Emerging Growth Funds invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well. The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.

     These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities. The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

     Risks of high yield securities may include:

  -  limited liquidity and secondary market support;

  - substantial market price volatility resulting from changes in prevailing interest rates;

  -  subordination to the prior claims of banks and other senior lenders;

  - the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

  - the possibility that earnings of the issuer may be insufficient to meet its debt service; and

  - the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


     DERIVATIVE INVESTMENTS.

     The Strategic Income Fund and the S&P 500 Index Fund invests in a number of different kinds of derivative investments. The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value.
In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.

     In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price.
Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited.

     One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note. Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment a Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

     Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

     The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

U.S. GOVERNMENT AND MORTGAGE SECURITIES.

     Under normal conditions, the Atlas U.S. Government and Mortgage Securities Fund will invest at least 50% of its assets in U.S. Government securities, including GNMA securities and government agency mortgage securities such as FNMA and FHLMC securities. At least 25% of the assets of the Fund will be invested in mortgage securities, including U.S. Government mortgage securities, such as GNMA, FNMA, and FHLMC securities, and privately issued mortgage securities.

     The Government Fund invests substantially in mortgage-backed securities issued by GNMA, FNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

     If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium.
Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

     Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

     The Government and Strategic Income Funds may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. The Fund may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

REPURCHASE AGREEMENTS.

    Each Atlas Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by the Adviser or by a Fund's Subadviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Adviser, or the Subadviser if applicable, acting under the supervision of the Board of Directors, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act. Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.

REVERSE REPURCHASE AGREEMENTS
THE STRATEGIC GROWTH, GLOBAL GROWTH, STRATEGIC INCOME AND BOND FUNDS MAY ENGAGE IN REVERSE REPURCHASE AGREEMENTS, WHICH INVOLVE THE SALE OF A SECURITY BY A FUND AND ITS AGREEMENT TO REPURCHASE THE SECURITY AT A SPECIFIED TIME AND PRICE. A FUND WILL MAINTAIN IN A SEGREGATED ACCOUNT WITH ITS CUSTODIAN CASH, U.S. GOVERNMENT SECURITIES OR OTHER APPROPRIATE LIQUID SECURITIES IN AN AMOUNT SUFFICIENT TO COVER ITS OBLIGATIONS UNDER THESE AGREEMENTS. UNDER THE 1940 ACT, THESE AGREEMENTS ARE CONSIDERED BORROWINGS BY THE FUNDS AND ARE SUBJECT TO THE PERCENTAGE LIMITATIONS ON BORROWINGS DESCRIBED BELOW UNDER "BORROWING." THE AGREEMENTS ARE SUBJECT TO THE SAME TYPES OF RISKS AS BORROWINGS DESCRIBED BELOW.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

    In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

    Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When the Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. A Fund will limit these transactions to a value of no more than one-third of its assets.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS.

    The Government Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by the Fund of securities that are substantially similar to those sold or purchased by the Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or instrumentality, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1.  PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security or currency to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security or currency at the strike price. The

Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

    Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

    A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security or currency at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund can expect to suffer a loss if security or currency prices do not rise sufficiently to offset the cost of the option.

2.  WRITING PUT AND CALL OPTIONS ON SECURITIES.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security.
If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

    A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3.  SECURITIES INDEX OPTION TRANSACTIONS.

    A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

    The Company expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4.  COMBINED OPTION POSITIONS.

    A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5.  RISKS OF TRANSACTIONS IN OPTIONS.

    An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Subadviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

1. INTEREST RATE AND CURRENCY FUTURES TRANSACTIONS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THESE TRANSACTIONS).

    The Bond and Stock Funds may purchase or sell interest rate and currency futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument or currency at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument or currency at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities or currencies underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain may be entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Subadviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

    The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income
Fund) of its net asset value.

2. SECURITIES INDEX FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

    A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase a stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

    When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

    There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Subadviser if applicable, to forecast movements in the direction of interest rates. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day.
On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5.  LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS ON FUTURES.

    The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC"), which regulates trading in the futures markets, on behalf of each Fund that may engage in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the eligible Funds are subject to the following limitations:

    (a) The Company will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that a Fund may hold long positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions in an amount not in excess of the limitation in paragraph (b); and

    (b) The Company will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts a portfolio has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the portfolio's total assets.

    In addition, the Company does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

    These limitations on the Company's investments in futures contracts and options, and the Company's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies. The Company will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Company's shareholders.


ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

    A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A

Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

    A Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


SWAPS

1.  INTEREST RATE SWAPS.

    Each Bond Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

2.  SWAP OPTIONS.

    Each Bond Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms.
It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

3.  CAPS AND FLOORS.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

4.  RISKS ASSOCIATED WITH SWAPS.

    The risks associated with interest rate swaps and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SMALL, UNSEASONED COMPANIES.

     Each Stock Fund, other than the S&P 500 Index Fund, may invest in securities of small, unseasoned companies as well as those of large, well-known companies. In view of the limited liquidity and price volatility of the former, each Stock Fund, other than the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.


     CONVERTIBLE SECURITIES.

     Each Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.


     WARRANTS.

     Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES.

     Each Stock Fund, other than the S&P 500 Index Fund, and the Strategic Income Fund may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth and Emerging Growth Funds, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

    Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

    Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

     -    reduction of income by foreign taxes;

     - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

     -    transaction charges for currency exchange;

     -    lack of public information about foreign issuers;

     - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

     -    less volume on foreign exchanges than on U.S. exchanges;

     - greater volatility and less liquidity on foreign markets than in the U.S.;

     - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

     -    greater difficulties in commencing lawsuits against foreign issuers;

     - higher brokerage commission rates and custodial costs than in the U.S.;

     - increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

     - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

     -    differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

     Foreign securities that a fund may purchase include securities issued by issuers in undeveloped or emerging markets. Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

    The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.


DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

    The Strategic Income Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Strategic Income Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

    The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, neither Fund is restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.

     The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Strategic Income Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:

     -    any collateralized repayment of principal at final maturity;

     -    the collateralized interest payments;

     -    the uncollateralized interest payments; and

     - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or

"forward" contract) or through the purchase and sale of futures contracts and exchange listed put and call options on currencies. It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers.
A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser, or a Fund's Subadviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the

Subadviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Subadviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.


LOANS OF PORTFOLIO SECURITIES.

    Each Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit U.S. Government securities or other high-quality debt obligations. To be acceptable as collateral, letters credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Company, the Adviser or the Stock Funds' Subadviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. A Fund will limit these transactions to a value of loaned securities of no more than 25% of its assets.

BORROWING.

    From time to time, the Atlas Global Growth Fund, Atlas Strategic Income
Fund and the Atlas Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.


ILLIQUID AND RESTRICTED SECURITIES.

    The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A as explained in the Prospectus) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

    The Atlas Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations. The Municipal Bond Funds may invest in zero coupon securities issued by municipalities. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debenture that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.


DEBT SECURITIES OF U.S. COMPANIES.

    The Strategic Income Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

    The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value;

the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.


PREFERRED STOCKS.

    Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


PARTICIPATION INTERESTS.

    The Strategic Income Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Fund's Subadviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.


ASSET-BACKED SECURITIES.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.


SHORT SALES AGAINST-THE-BOX.

    In such short sales, while the short position is open, the Atlas Stock Funds must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.


MUNICIPAL OBLIGATIONS.

    Municipal securities will be purchased by the Municipal Funds. Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Taxes" below.

    Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

    The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

    Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

    The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.


     MUNICIPAL NOTES.

    Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolios of the Atlas National Municipal Money Fund and the Atlas California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:

    TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

    BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.


     MUNICIPAL COMMERCIAL PAPER.

    Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


     FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.

    The Funds may purchase floating rate and variable rate obligations, including participation interests therein. The S&P 500 Index Fund will not invest more than 10% of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate.

    Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Investment Adviser, be equivalent to the quality standard prescribed for the Funds. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.

    The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.


     INSURANCE.

    The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon. A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer. The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

    Each of the municipal security insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves may vary from company to company. Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security. Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.

PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS.

    The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California, available as of the date of this Statement of Additional Information. While the Investment Adviser has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

    The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at nearly 35 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment, and constructions sectors. After a robust recovery from 1993-2001, California's economy began to slow in the spring of 2001. The slowdown has been most pronounced in the State's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. State unemployment rose from 4.5% in February 2001 to 6.0 percent in December 2001. Through mid-January 2002, the State's recession has been mild.

    Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets. In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

    RECENT DEVELOPMENTS REGARDING STATE FINANCES. A series of reports after the start of the 2001-02 Fiscal Year have indicated that both the national and the State economies have been in a recession starting in 2001. In California, the impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2002 have exacerbated the impact of the weakened economy, especially on tourism related industries and locations. The slowdown in the California economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment of the 2001-02 Fiscal Year Budget Act. The State Controller has reported that General Fund cash receipts for the period July 1, 2001 through February 28, 2002 were about $1.4 billion below forecasts contained in the 2002-03 Governor's Budget.

    In October 2001, in response to the weak revenue results, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15 percent in expenditures in the 2002-03 fiscal year budget. On November 14, 2001, the Governor sent a letter to all State departments and agencies directing them to immediately freeze spending on a list of programs and projects with budgets totaling almost $2.25 billion. The Legislature approved this directive, with certain modifications.

    The State Treasurer announced in early January 2002 a plan to, among other things, have amortization of the State's long term debt more closely approximate level annual debt service costs as compared to level annual principal, the current practice. Another element of the Treasurer's plan is the proposed issuance of refunding debt to pay selected maturities of general obligation bonds coming due in the next few years.

    RECENT DEVELOPMENTS REGARDING ENERGY. In January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's investor-owned utilities ("IOUs") as insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency.

    DWR's power supply program is designed to cover the electricity shortfall until December 31, 2002. The Administration and the CPUC are developing plans to have the Utilities purchase the residential net short after DWR is no longer authorized to do so. Alternatively, it is possible that the power supply program will be extended by legislation or that another State agency will be authorized to develop a successor program. It is currently proposed that a surcharge will be imposed on all customers to pay DWR's debt service costs, with the result that DWR would not be required to continue to sell electricity to pay its debt service cost.

    A rate agreement was executed by the California Public Utilities Commission (the "CPUC") and DWR as of March 8, 2002, which provides for the CPUC to impose bond charges and department power charges in response to DWR's submittal of its revenue requirement for its purchases of electricity and its debt service. The CPUC has adopted a decision suspending as of September 20, 2001 the right of additional customers to elect to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity.

    The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions.

    The power supply program has been financed by unsecured interest-bearing loans from the General Fund of the State aggregating $6.2 billion, secured loans from banks and other financial institutions aggregating $4.1 billion and DWR revenues from power sales to customers aggregating $3.7 billion through January 31, 2002.

    DWR is authorized to issue up to $13.4 billion aggregate principal amount of revenue bonds to finance and refinance the power supply program. Completion of the DWR bond sales has been delayed by a number of factors, including potential legal challenges. As of April 5, 2002, there was no proposed schedule for the sale. If such bonds are not prepaid, the principal of these advances will be payable in eleven quarterly installments, commencing April 30, 2002.

    A number of lawsuits have been filed concerning various aspects of the emergency situation. These include disputes over rates set by the California Public Utilities Commission; responsibility for electricity and natural gas purchases made by the IOUs and the California Independent System Operator; continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases, neither the State nor the DWR is even a party to these actions. However, adverse rulings in certain of these matters may affect power costs borne by the DWR power supply program described above.

    STATE BUDGET. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result the State's General Fund took in substantially greater tax revenue that was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion, $1.6 billion, $2.4 billion, $1.7 billion and $8.2 billion, respectively).

    FISCAL YEAR 2001-02 BUDGET. The 2001-02 Governor's proposed budget, released on January 10, 2001, estimates General Fund revenues in 2000-01 to be $79.4 billion. Expenditures in 2000-01 were estimated to be $82.9 billion.

    The May 2001-02 Revision published by a Legislative Analyst's Office disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and most particularly the steep drop in market levels since early
2000. On July 26, 2001, the Governor signed the 2001 Budget Act enacting the State's fiscal year 2001-02 budget. The 2001 Budget Act includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year, which could be accomplished without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at July 30, 2002 of $2.6 billion. This assumes repayment with interest of the $6.2 billion advanced by the General Fund to the Department of Water Resources (the "DWR") for power purchases. The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The Governor held back $500 million as a set aside for litigation costs and vetoed almost $500 million in General Fund expenditures from the Budget passed by the legislature.

    Fiscal Year 2002-03 Budget. The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. Total revenues and transfers, projected to be $77.1 billion, include the receipt of $6.6 billion from the sale of DWR revenue bonds and other sources to repay General Fund loans with interest. The 2002-03 Governor's Budget projected total revenues and transfers of $79.3 billion for 2002-03.

    The Administration proposed a number of actions to close the $12.5 billion budget gap, including $5.2 billion in expenditure reductions, funding shifts to other sources of $0.6 billion, anticipated increases in federal funding of certain services of $1.1 billion and interfund loans, accelerations and transfers of $2.4 billion. On February 20, 2002, the Legislative Analyst released her annual report, which projected that revenues over the period December 1, 2001 to June 30, 2003 would be $3.9 billion less than the Governor's estimates and expenditures would be $1.1 billion higher, and made many suggestions for possible actions to close the budget gap.

    STATE INDEBTEDNESS. As of March 1, 2002, the State had over $24.5 billion aggregate amount of its general obligation bonds outstanding and unused general obligation bond authorizations in an aggregate amount of approximately $9.0 billion. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of March 1, 2002, the State had approximately $6.2 billion of outstanding Lease-Purchase Debt.

    In addition to the general obligation bonds, State agencies and authorities had approximately $29.7 billion aggregate principal amount of revenue bonds and notes outstanding as of March 1, 2002. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.

    LITIGATION. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the investor-owned utilities and California Independent System Operator (which continues to purchase some electricity); and antitrust and fraud claims against various parties.

    Because of the State of California's budget problems during the recession in the early 1990's, the rating on the State's general obligation bonds was downgraded. All three rating agencies expressed uncertainty about the State's ability to balance the budget by 1996. The State's improved economy and budget resulted since then in several upgrades in its general obligation bond ratings. As of April 9, 2002 the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and AA by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

    LOCAL GOVERNMENTS. Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department.

    In addition to this current information, future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

    Certain debt obligations held by the California Funds may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

    In addition, the California Constitution limits the taxing and spending powers of the State of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation to repay outstanding debt, and to spend such revenues over a predetermined limit.

    Certain debt obligations held by the California Funds may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. The California Constitution limits ad valorem real property taxes, and imposes super-majority approval requirements for additional real property taxes, and the ability of California issuers to raise revenues through such taxes to repay outstanding debt is limited.

    Certain debt obligations in which the California Funds invest may be payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. The following paragraphs describe a number of such provisions, but do not purport to be a complete description of all of them.

    Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss.

    Certain debt obligations held by the California Funds may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

    Debt obligations payable solely from revenues of health care institutions may also be insured by the state. However, no guarantee exists that adequate reserve funds will be appropriated for such insurance.

    Certain debt obligations held by the California Funds may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations.

    Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

    Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the period beginning with the recordation of a formal notice of default and ending five business days prior to the date of sale, the debtor is entitled to reinstate the mortgage by making any overdue payments.

    Under standard loan servicing procedures, the filing of the formal notice of default might not occur until after three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting a notice of sale for at least 20 days following the recordation of the formal notice of default and by publishing a copy once a week during that period. Therefore, the effective period of foreclosing on a mortgage may be several months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

    In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

    Certain debt obligations held by the California Funds may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

    Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.

INVESTMENT COMPANIES.


    The S&P 500 Index Fund and the Fund of Funds may invest in securities issued by other open-end management investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its advisor, Barclays Global Fund Advisors ("BGFA") and, respectively, the Atlas Funds and its advisor Atlas Advisers, Inc., to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the S&P 500 Index Fund or any Atlas Fund, total assets with respect to any one investment company and (iii) 10% of the S&P 500 Index Fund's total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The S&P 500 Index Fund may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.

    Also please note that the risks inherent with each of the underlying mutual funds included in the Fund of Funds continue to be borne by a stockholder in their respective weighting within that portfolio.

LETTERS OF CREDIT.

    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the S&P 500 index Fund may be used for letter of credit-backed investments.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS.

    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser, a Subadviser or BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

    BANK OBLIGATIONS. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

    REPURCHASE AGREEMENTS. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

    U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

          THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO

    Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

    S&P does not guarantee the accuracy and/or the completeness of the S&P
500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE

    The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

    The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

    The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board if Directors of the Company will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If no meeting is held, the Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.

    Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.


                         FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the Investment Company Act of 1940 ["1940 Act"]) to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Funds.

    (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money Funds); (iv) in the case of the Fund of Funds, investment companies; and (v) in case of S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classification set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3) Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Atlas Balanced Fund, the Atlas Strategic Growth Fund, the Atlas Global Growth Fund, the Atlas Emerging Growth Fund, the Atlas Strategic Income Fund, the Atlas S&P 500 Index Fund, and the Atlas Fund of Funds have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

    (4) Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities;
provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid. The Atlas Global Growth Fund, Atlas S&P 500 Index Fund and the Atlas Fund of Funds have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval. The Atlas Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

    (5) Invest in companies for the purpose of exercising control or management.

    (6) Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to
(i) the purchase and sale of options on securities and options on indexes and
(ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Atlas Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser or a Subadviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Company.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Company or the Investment Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets. This restriction shall not apply to the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the Atlas S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund or the Fund of Funds from investing all of its assets in other Funds of the Company.

    (17) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.

     The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to the Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

     1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the Russell 2000 Index becomes concentrated to the same degree during the same period.

     2. Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

     7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

     1. The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     2. The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus. A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

    The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

    The Company has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of
Section 12(d)(1) of the 1940 Act except for Atlas Fund of Funds.

                                  PORTFOLIO TURNOVER

    For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%. As noted in the Prospectus, it is expected that the Strategic Income Fund will have a high portfolio turnover rate and that each of the stock funds may have a high rate in some years.


    Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds. To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts). To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).

                              MANAGEMENT OF THE COMPANY

ORGANIZATION.

     Atlas Assets, Inc. (the "Company") is an open-end, management investment company, or mutual fund, offering fifteen portfolios (the "Atlas Funds"). The Company was organized as a Maryland corporation on November 17, 1987 and began operations on January 10, 1990.


     Each Atlas Fund, with the exception of the California Municipal Money Fund and the California Municipal Bond Fund (the "California Funds"), is "diversified." This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other registered investment companies) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.

     The California Funds are classified as "non-diversified" under the Investment Company Act of 1940, due to the limited number of securities available to meet their investment objectives. This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer. Each California Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor. The Atlas California Municipal Bond Fund may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.

     The Company is governed by its Board of Directors, which meets periodically throughout the year to oversee the Company's activities and the actions of the service providers to the Funds and to perform the duties required by applicable state and federal law. Maryland law requires each Director to perform his or her duties on good faith, in a manner he or she reasonably believes to be in the best interest of the Company, and with the care that an ordinary prudent person in a like position would use under similar circumstances.

     The Company's Board of Directors has authorized two classes of stock (Class A and Class B) for each Fund, which constitute the Company's shares of capital stock. There are currently no Class B shares outstanding and such shares are not being offered for sale.

     The Company does not normally hold annual shareholders meetings. Meetings of shareholders will be held as determined by the Board of Directors or as required by the 1940 Act or other applicable law. Shareholder meetings may be called for such matters as electing Directors, approving investment advisory agreements or making a change to a Fund's fundamental policies. Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters. Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the stockholders, the holders of separate Classes of shares of a Fund vote together as a single Class. A meeting must be held within 60 days in the event that, at any time, less than a majority of the Directors holding office were elected by shareholders. Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.

Management of the Company
Directors and Officers

     The Directors and principal officers of Atlas Assets, Inc., their business addresses, positions held, length of time served, principal occupations for the past five years, other directorships held and number of funds overseen by the Director are set forth in the following table.

INTERESTED DIRECTORS

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                               TERM OF OFFICE                                         FUND COMPLEX    DIRECTORSHIPS
     NAME, ADDRESS,        POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
        AND AGE               WITH FUND         TIME SERVED            DURING PAST 5 YEARS              DIRECTOR(4)     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Marion O. Sandler, 71(1)   Director            Since 11/1987       Chairman of the Board and         Sixteen         Atlas Insurance
1901 Harrison Street                                               Chief Executive Officer of                        Trust (the
Oakland, CA 94612          President and       Since 2/1988        World Savings Bank, FSB                           Trust)
                           Chief Executive                         ("World Savings"), Golden West
                           Officer             Term:               Financial Corporation
                                               Continuous          ("GWFC"), Atlas Securities,
                                                                   Inc. ("Distributor") and Atlas
                                                                   Advisers, Inc. ("Adviser")

Russell W. Kettell, 57(1)  Director            Since 12/1989       President of GWFC and Senior      Sixteen         Atlas Insurance
1901 Harrison Street                           Term:               Executive Vice President of                       Trust
Oakland, CA 94612                              Continuous          World Savings


DISINTERESTED DIRECTORS
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                               TERM OF OFFICE                                         FUND COMPLEX    DIRECTORSHIPS
     NAME, ADDRESS,        POSITION(S) HELD     AND LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
        AND AGE               WITH FUND          TIME SERVED           DURING PAST 5 YEARS              DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. Bond, 55(2)(3)  Director            Since 12/1989       Certified Public                  Sixteen         Atlas Insurance
Hood & Strong LLP                              Term:               Accountant/Tax Partner of                         Trust
101 California Street                          Continuous          Hood & Strong LLP
San Francisco, CA 94111

Daniel L. Rubinfeld, 56(2) Director            From 12/1989        Professor of Law and              Sixteen         Atlas Insurance
University of California                       thru 8/1997 and     Economics, University of                          Trust
School of Law                                  from 3/1999 to      California, Berkeley. Deputy
788 Boalt Hall                                 present             Assistant Attorney General,
Berkeley, CA 94720                             Term:               U.S. Department of Justice,
                                               Continuous          June 1997 - December 1998;
                                                                   Independent Consultant

David J. Teece, 53(2)      Director            Since 12/1989       Professor, Haas School of         Sixteen         Atlas Insurance
University of California                       Term:               Business, and Director,                           Trust
IMIO #1930                                     Continuous          Institute of Management,                          LECG, Inc.:
Haas School of Business                                            Innovation and Organization,                      a professional
S-402                                                              University of California,                         services firm
Berkeley, CA 94720                                                 Berkeley

                                       B-43

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS (all Interested)

     NAME, ADDRESS,        POSITION(S) HELD    AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
        AND AGE               WITH FUND         TIME SERVED                            DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
W. Lawrence Key, 48(1)     Group Senior        Since 9/2001                        September 2001 to present _
794 Davis Street           Vice President                                          Group Senior Vice President
San Leandro, CA 94577      and Chief                                               and Chief Operating Officer of
                                                                                   the Company, the Trust, the
                           Operating Officer   Term:                               Adviser and the Distributor;
                                               Continuous                          May 2000 - August 2001 - Group
                                                                                   Senior Vice President of the
                                                                                   Distributor; August 1993 -
                                                                                   April 2000 - Senior Vice
                                                                                   President of the Distributor;
                                                                                   November 1989 - August 2001 -
                                                                                   Vice President of the
                                                                                   Distributor

Joseph M. O'Donnell, 47(1) Vice President,     Since 10/2001                       October 2001 to present - Vice
794 Davis Street           Chief Legal                                             President, Chief Legal
San Leandro, CA 94577      Counsel, Chief                                          Counsel, Chief Compliance
                                               Term:                               Officer and Secretary of the
                           Compliance                                              Company, the Trust, the
                                               Continuous                          Adviser and the Distributor;
                           Officer and                                             August 1999 to May 2001 -
                           Secretary                                               Chief Operating Officer and
                                                                                   General Counsel of Matthews
                                                                                   International Capital
                                                                                   Management, LLC, San
                                                                                   Francisco, CA; 1997-1999 -
                                                                                   Vice President/ Legal of SEI
                                                                                   Investments Co., Inc., Oaks,
                                                                                   PA; 1993-1997 - Vice President
                                                                                   and General Counsel to FPS
                                                                                   Services, Inc., King of
                                                                                   Prussia, PA

Gene Johnson, 49(1)        Vice President      Since 1/2000                        January 2000 to present - Vice
794 Davis Street           and Treasurer       Since 7/1998                        President of the Company, the
San Leandro, CA 94577                                                              Trust and the Adviser; July
                                                                                   1998 to present - Treasurer of
                                               Term:                               the Company and the Trust;
                                                                                   July 1998 - December 1999 -
                                               Continuous                          Assistant Vice President of
                                                                                   the Company and the Trust;
                                                                                   March 1994 - June 1998 -
                                                                                   Manager of Fund Accounting for
                                                                                   the Company and the Trust

(1) Director or officer who is an "interested person" of the Company due to his affiliation with the Company's investment manager.

(2)  Member of the Contracts Committee and Audit Committee.

(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mrs. Sandler and her husband and a private foundation which they have established. Fees for such work are paid to Hood & Strong and are not material.

(4)  Includes portfolio of Atlas Assets, Inc. (15) and Atlas
     Securities Trust (1).

COMMITTEES OF THE BOARD

     The Company has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs Rubinfeld and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Company's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Company's principal service providers. The Audit Committee acts as a liaison between the Company's independent auditors and the full Board of Directors. There were two Committee meetings during 2001.

     The Company has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond and Mr. Teece, all independent members of the Board. The Contract Committee's function is to request, review and consider the information deem necessary to evaluate the terms of certain agreements between the Company and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Company may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters. The Contracts Committee met once during 2001.

OWNERSHIP OF COMPANY SHARES

INTERESTED DIRECTORS

                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                       COMPANIES OVERSEEN BY DIRECTOR IN THE
                            DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF        ATLAS FAMILY OF INVESTMENT COMPANIES AS
NAME OF DIRECTOR                               12/31/2001                                          OF 12/31/2001
-----------------------------------------------------------------------------------------------------------------------------
Marion O. Sandler           Growth and Income Fund- over $100,000
                            U.S. Treasury Money Market - $1 - $10,000
                            CA Municipal Money Market - over $100,000
                            Strategic Income Fund - $50,001 - $100,000
                            Emerging Growth Fund - over $100,000
                            S&P 500 Fund - $50,001 - $100,000                                      Over $100,000

Russell W. Kettell          U.S. Treasury Money Market - $10,001 - $50,000                       $10,001 - $50,000

DISINTERESTED DIRECTORS

                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                       COMPANIES OVERSEEN BY DIRECTOR IN THE
                            DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF        ATLAS FAMILY OF INVESTMENT COMPANIES AS
NAME OF DIRECTOR                               12/31/2001                                          OF 12/31/2001
-----------------------------------------------------------------------------------------------------------------------------
Barbara A. Bond             Growth and Income Fund - $1 - $10,000
                            U.S. Govt. & Mortgage Securities Fund $1 - $10,000                   $10,001 - $50,000

Daniel L. Rubinfeld         Growth and Income Fund- over $100,000
                            CA Municipal Money Market - $1 - $10,000
                            CA Municipal Bond Fund - over $100,000
                            U.S. Govt. & Mortgage Securities Fund - $10,001 - $50,000              Over $100,000

David J. Teece              None                                                                        None

     As of March 31, 2002, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of 6.71% of the shares outstanding of the Atlas Emerging Growth Fund 2.08% of the U.S. Treasury Money Fund, 89.78% and of the Money Market Fund. In addition, as of such date, the Distributor owned beneficially and of record an aggregate of 2.66% of the Atlas U.S. Treasury Money Fund shares outstanding.

    As of March 31, 2002, officers and directors as a group owned approximately 13% of the shares of the Atlas California Municipal Money Fund, but owned less than 1% of the shares of each of the other Funds. As of such date, the officers and directors as a group owned 2.03% of the Company's shares in total.


    The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 2002 to the Directors who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Directors for service on the Company's Board and that of all other funds in the "Company complex," (of which there currently are none, as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                                  Total
                                      Pension or                  Compensation
                                      Retirement                  from
                                      Benefits       Estimated    Company and
                                      Accrued as     Annual       Company
                       Aggregate      Part of        Benefits     Complex
                       Compensation   Company        Upon         Paid to
Name                   from Company   Expenses       Retirement   Directors
----                   ------------   ----------     ----------   ------------
Barbara A. Bond         $19,750       None           N/A          $19,750(16)*

Daniel L. Rubinfeld     $17,550       None           N/A          $17,550(16)*

David J. Teece          $19,400       None           N/A          $19,400(16)*

Marion O. Sandler       None          None           N/A          None

Russell W. Kettell      None          None           N/A          None

*  Indicates total number of funds in Company complex.

CODE OF ETHICS

The Company, Atlas Advisers, Inc. and Atlas Securities, Inc. have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. OppenheimerFunds, Boston Safe Advisers, Inc., and Pilgrim, Baxter & Associates, Ltd. also have each adopted a code of ethics under rule 17j-1 of the 1940 Act which has been approved by the Board of Directors of the Company. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund subject to certain pre-clearance, reporting and other requirements.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    Atlas Advisers, Inc. ("Investment Adviser"), a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Company. Golden West Financial is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Company has entered into an Investment Advisory Agreement with the Investment Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company, at a meeting held on November 16, 2001.

     The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

    The directors and officers of the Investment Adviser are: Marion O. Sandler (Director, President and Chief Executive Officer), James T. Judd (Director), James H. Hubbell (Director), W. Lawrence Key (Group Senior Vice President and Chief Operating Officer), Joseph M. O'Donnell (Vice President, Chief Legal Counsel and Secretary), Mary Jane Fross (Vice President and Controller) and Gene A. Johnson (Vice President).

    Under the Advisory Agreement, the Investment Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Investment Adviser calculates and administers this expense limitation separately with respect to each Fund. Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses. Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. The Investment Adviser has agreed to waive all or a portion of management fees and absorb a portion of the ordinary operating expense of certain Funds during the fiscal year ending December 31, 2002, in order to cap operating expenses at levels set forth in the Current prospectus.

     The Advisory Agreement provides that the Funds will not hold the Adviser or any of its officers or employees liable for, and will indemnify them against, any costs and liabilities they may incur as a result of any claim against them in the good faith exercise of their powers under the Agreement, excepting matters as to which they have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement, or matters in violation of applicable law.

     For the fiscal years ended December 31, 1999, 2000 and 2001, the Adviser received management fees in the amount of $7,571,518, $9,099,887 and $8,805,722 respectively. Such amounts were net of management fee waivers in the amount of $138,588, $112,465 and $71,380 respectively. Each Fund pays the Adviser a management fee at an annual rate equal to a percentage of each Fund's average net assets as follows:

                                                                ASSETS    ASSETS OVER   ASSETS
                                                                 UP TO    $100 MILLION   OVER
                                                                 $100      AND UP TO     $500
 FUNDS                                                          MILLION   $500 MILLION  MILLION
 -----                                                          -------   ------------  -------
 Money Funds                                                      .50%         .50%       .475%
 Bond Funds (other than the Strategic                             .55%         .55%       .50%
    Income Fund)
 Strategic Income Fund                                            .75%         .70%       .65%
 Stock Funds                                                      .70%         .60%       .50%
    (other than the Emerging Growth, Global Growth,
     S&P 500 and Value Funds)
 Emerging Growth, Global Growth and Value Funds                   .80%         .75%       .70%
 S&P 500 Index Fund and Fund of Funds                             .25%         .25%       .23%

SUBADVISERS.

    Boston Safe Advisors, Inc. ("Boston Advisors") serves as Subadviser to the Company with respect to the Municipal Funds pursuant to a Subadvisory Agreement dated May 21, 1993.

    The Adviser pays Boston Advisors for its portfolio management services out of the management fees the Adviser receives from the Funds. For the fiscal years ended December 31, 1999, 2000, and 2001 Boston Advisors received subadvisory fees in the amount of $533,561, $490,962 and $549,174 respectively. Boston Advisor's parent company, The Boston Company, Inc., is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.

     OppenheimerFunds, Inc. ("Oppenheimer") serves as Subadviser to the Company with respect to the Stock Funds (except Value Fund and Fund of Funds) and the Strategic Income Fund pursuant to a Subadvisory Agreement dated October 1, 1993. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from the Funds. For the fiscal years ended December 31, 1999, 2000, and 2001, Oppenheimer received subadvisory fees in the amount of $1,765,097, $2,499,984 and $2,119,288 respectively.

     Pilgrim, Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as Subadviser to the Company with respect to the Value Fund pursuant to a Subadvisory Agreement dated May 1, 2002. The Adviser pays Pilgrim Baxter for its portfolio management services out of the management fees the Adviser recieves from the Fund.

     Each Subadvisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or
(ii) the vote of a majority of directors who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that the Company or Atlas Advisers, Inc. has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Subadviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Subadvisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Each Subadvisory Agreement contains indemnification provisions similar to those of the Advisory Agreement.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS
In determining whether to renew the existing Advisory and Subadvisory Agreements with respect to the Funds, the Contracts Committee of the Board of Directors evaluated information provided by the Adviser and Subadvisers in accordance with
Section 15(c) of the 1940 Act, and provided its recommendations to the full Board of Directors. At its meeting in November 2001, the Committee considered a number of factors in recommending renewal of the Agreements, including the quality of services to be provided to the Funds, fees and expenses to be borne by the Funds, and financial results of the Adviser. In determining whether to approve new advisory and subadvisory arrangements with respect to the newly organized Fund of Funds, Money Market Fund and Value Fund, the Board of Directors received and evaluated similar information at its meetings in January and March 2002.

In reviewing the quality of services to be provided to the existing Funds, the Committee and Board considered the performance of the Funds compared to peer groups of similar funds. They noted that in most cases the performance of the Funds (measured by total return) were above or near the average performance for the applicable peer groups for the one, three and five-year periods ended September 30, 2001. They also considered the unique circumstances applicable to a number of the other Funds. Although the performance of the California Municipal Bond Fund was below peer group averages for the current and prior periods, the Subadviser to that Fund was subject to management constraints imposed by the Company (an emphasis on AAA and insured municipal obligations, and on current income rather than total return). Although the performance of the Strategic Income Fund was below its peer group average for the one year period ended September 30, 2001, it was near average for the three years ended on that date and well above average for the five years ended on that date. Finally, they considered that although the performance of the Strategic Growth and Balanced Funds had been below average for prior periods, the Subadviser had made changes in the personnel managing these portfolios, and concluded that management and the Board should continue to closely monitor the performance of these Funds during the forthcoming year to determine if further action would be required.
In considering the quality of services to be provided to the newly organized Funds, the Committee considered the general performance history of the accounts managed by the Adviser and Pilgrim Baxter. The Committee and Board also considered the quality and depth of the Adviser's and Subadvisers' organizations in general and of the investment professionals who had provided and would provide services to the Funds.

In reviewing the fees and expenses to be borne by the Funds, the Committee and Board noted, among other things, that the advisory fees and total expenses of the of the existing Funds, and the projected fees and total expenses of the newly organized Funds, generally were at or below average in relation to peer groups of similar funds. They considered that, although the total expenses of the Emerging Growth Fund were slightly above their respective peer group averages, they were well within the range of acceptable expense levels.

Based on their reviews, the Committee and Board concluded that the fees and expenses of the existing Funds, and the projected fees and other expenses of the newly organized Funds, were fair, and that the respective advisory and subadvisory agreements should be approved.

PRINCIPAL UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN.

     The Company has entered into a Principal Underwriting Agreement with Atlas Securities, Inc. (the "Distributor"), 794 Davis Street, San Leandro, California, which serves as the sole underwriter and distributor, on a continuous basis of each Fund's shares. The Distributor, like the Investment Adviser, is a wholly owned subsidiary of Golden West Financial Corporation. Pursuant to the Principal Underwriting Agreement, a commission would be paid to the Distributor on a contingent deferred basis on the sale of Class B shares of the Bond and Stock Funds. However, the Company discontinued distribution of Class B shares effective September 18, 2000 and has no present plans to reinstitute sales thereof.

    The Principal Underwriting Agreement contains indemnification provisions similar to those of the Advisory Agreement.

    As also described in the Prospectus, the Company has adopted a Distribution Plan for Class A shares (the "Distribution Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan for Class A shares, each Fund is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of its Class A shares, which activities are summarized in the Prospectus. The Class A shares Distribution

Plan also provides that the Investment Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Company, its past profits or any other source available to it. During the fiscal year ended December 31, 2001, the Distributor received reimbursements for distribution expenses for Class A shares in the amount $3,293,086 and waived fees in the amount of $318,383.

    Payment under the Class A shares Distribution Plan in any year will be applied to distribution expenses incurred in that year and will not be used to pay for distribution expenses incurred, but unreimbursed, from previous years.

    The Distribution Plan is subject to annual renewal by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Directors"). In approving the Distribution Plans, the Directors determined that the Distribution Plans were in the best interests of the shareholders of the respective class of shares of each Fund adopting one or both of the Distribution Plans. Agreements related to the Distribution Plans must also be approved by such vote of the Directors and the Qualified Directors as described above.

    The Distribution Plan requires that, at least quarterly, the Directors must review a written report prepared by the Chief Financial Officer of the Company enumerating the amounts expended and purposes therefor under each Distribution Plan. The Distribution Plan also requires that, so long as they are in effect, the Qualified Directors shall have the authority to select and nominate other Qualified Directors on behalf of the full Board of Directors.

INVESTMENT ADVISER TO THE MASTER PORTFOLIO

    Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract separate from the agreement between the Company and the Investment Adviser. Under the agreement, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for the services provided.

    The Master Portfolio Board of Trustees has adopted, on behalf of the Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" as defined in the 1940 Act of MIP) on October 10, 1995. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio such payment would be authorized pursuant to the Plan. The Master Portfolios do not currently pay any amounts pursuant to the Plan.

    The Master Portfolio is a separate series of the Master Investment Portfolio ("MIP"). MIP, organized as a Delaware business trust on October 20, 1993, consists of thirteen series.

    The BGFA advisory contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA advisory contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The BGFA advisory contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

    The Master Portfolio paid advisory fees to BFGA, without waivers, for time periods and in amounts as follows: for fiscal year ended February 28, 1999, $1,353,414, for the ten-month period ended December 31, 1999, $1,821,793;
and for the fiscal years ended December 31, 2000 and 2001, $1,961,851 and $1,422,538 respectively.

              EXECUTION OF PORTFOLIO TRANSACTIONS

    When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed with that broker-dealer. This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Investment Adviser or has sold shares of the Funds. Subject to the requirement of seeking the best available prices and execution, the Investment Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Company. The Investment Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Investment Adviser. Broker-dealers used by the Stock Funds' Subadviser to execute portfolio transactions for the Funds provide research services to the Subadviser. Transactions in the other Funds were on the principal basis.

Total brokerage commissions paid by the Atlas Growth and Income Fund during the fiscal years ended December 31, 1999, 2000 and 2001 were $615,202, $582,421 and $1,318,719 respectively. Total brokerage commissions for the Atlas Balanced Fund for the fiscal years ended December 31, 1999, 2000 and 2001 were $41,528, $122,955 and $41,634 respectively. Total brokerage commissions paid by the Atlas Strategic Growth Fund were $319,562, $77,914 and $288,873 respectively. Total brokerage commissions paid by the Atlas Global Growth Fund for the fiscal years ended December 31, 1999, 2000 and 2001 were $171,807, $262,272 and $144,290 respectively. Total brokerage commissions paid by the Atlas Emerging Growth Fund for the fiscal years ended December 31, 1999, 2000 and 2001 were $26,457, $16,620 and $36,756 respectively.

    For the stated time periods, the Master Portfolio paid brokerage commissions as follows: for the fiscal year ended February 28, 1999, $366,484; for the ten-month period ended December 31, 1999, $271,972; and for the fiscal years ended December 31, 2000 and 2001 $472,908 and $320,684 respectively.

    The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions. The Stock Fund will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.

    There are occasions on which the Investment Adviser or a Subadviser, on behalf of the Company may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Investment Adviser or a Subadviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser or a Subadviser. Although such concurrent trading potentially could be either advantageous or disadvantageous to the Company, they will be effected only when the Investment Adviser or a Subadviser believes that to do so is in the best interests of the Company. When such concurrent trading occurs, the Investment Adviser or a Subadviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Company and the other parties involved.

       Since the S&P 500 Index Fund invests all of its assets in the Master Portfolio, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliated persons of the Master Portfolio including Stephens, Inc. or Barclays Global Investors Services. The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. It is the policy of the adviser to the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved.

       Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Such rebates are considered in assessing the best overall terms available for any transaction. The Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the adviser to the Master Portfolio determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

As of December 31, 2001, the Funds and the Master Portfolio owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

Balanced Fund:
     J.P. Morgan Chase & Co.                                       $     363,500

Global Growth Fund
     Lehman Brothers Holdings, Inc.                                $     534,400

Growth and Income Fund
     Merrill Lynch & Co., Inc.                                     $   2,866,600
     J.P. Morgan Chase & Co.                                       $   1,762,975

Master Portfolio
     Bank of America Securities                                    $  25,976,695
     Bear Stearns                                                  $   1,447,763
     Morgan Stanley Dean Witter                                    $  16,091,253
     Lehman Brothers Holdings, Inc.                                $   4,175,267
     Merrill Lynch & Co., Inc.                                     $  11,569,389

Strategic Growth Fund
     J.P. Morgan Chase & Co.                                       $     657,935
     Morgan Stanley Dean Witter & Co.                              $   1,241,868

Strategic Income Fund
     Morgan Stanley Dean Witter & Co. Wts                          $     452,806

                                    HOW TO INVEST

PRICES OF SHARES.

    The price to be paid by an investor for shares of a Fund, after receipt by the Funds' Shareholder Services Agent of a request in good order, is the next determined net asset value per share of Class A shares which the Company calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     BOND FUNDS.

    1. The Company values portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Investment Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Company amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

    2. The Company values long-term fixed-income obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. In circumstances where the Investment Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used.

    3. The Company deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

    4. Where market quotations are not readily available, the Company values securities (including restricted securities which are subject to limitations as to their sale) at fair value pursuant to methods approved by the Board of Directors.

    5. The fair value of any other assets is added to the value of securities, as described above to arrive at total assets.

    6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

    7. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

     MONEY MARKET FUNDS.

    It is the Company's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

    The portfolio instruments of the Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act.

    Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Directors, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two national statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Subadviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality. In accordance with the rule the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Directors. In the event the Board of Directors determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

     STOCK FUNDS.

    The Company values portfolio securities of the Stock Funds listed or traded on an exchange, at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Directors some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Board of Directors to be the primary market for such security. Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

    All other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Fund's management and representatives of the relevant porfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.


    For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

PAYMENT AND TERMS OF OFFERING.

    Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Assets, Inc. and sent to the Shareholder Services Agent. As a condition of this offering, if the Company cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Company shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Company for the loss incurred. The Company may prohibit future orders from investors whose purchase orders have been cancelled due to nonpayment. The Distributor or the Investment Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

     The Company reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement. The Company may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs. For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, directors, current or retired employees of Golden West Financial Corporation and its operating subsidiaries. An order to purchase shares is not binding on the Company until the Shareholder Services Agent confirms it in writing (or by other arrangements made with the Company, in the case of orders utilizing wire transfer of funds) and the Company receives payment. Any purchase order or exchange may be rejected by the Company or the Distributor prior to confirmation, and the Company reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.

THE SHAREHOLDER ACCOUNT.

    When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application. A shareholder will receive from the Shareholder Services Agent ("Agent") a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions. The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.


                       OTHER INVESTMENT AND REDEMPTION SERVICES

TELEPHONE REDEMPTIONS.

     When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Company a Securities Transaction Form indicating the names, titles and the required number of signatures authorized to act on its behalf. For a corporation, the authorization form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.

    Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Shareholder Services Agent. The Shareholder Services Agent and the Company reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.

REDEMPTIONS IN KIND.

    It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Directors of the Company, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund. The Company would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when they sell these securities. If the Company so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or
(ii) 1% of the net asset value of a Fund at the beginning of such period.

CHECKWRITING REDEMPTIONS.

     The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association. A "check" is merely an instruction to the Shareholder Service Agent to process a redemption. Because the Shareholder Services Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

                                        TAXES

    Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

    To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, a Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

If for any reason a Fund failed to qualify under Subchapter M, then such Fund would be taxable as a regular corporation under Subchapter C of the Code, with the result that, among other things, (i) the Fund would not be entitled to a deduction for distributions made to the shareholders, subjecting the net marginal rates of up to 39%, and (ii) distributions made to the shareholders would be treated as corporate distributions taxable as dividends to the extent of earnings and profits of the Fund.

    The S&P 500 Index Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio is treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends, or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding distribution.

    Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year.
The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.

    To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.

    Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

LONG-TERM CAPITAL GAINS.

    Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of
portfolio securities.   Any dividend or capital gain distribution paid by a Fund
has the effect of reducing the net asset value per share on the record date by the amount of the distribution. Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes. A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

FOREIGN SHAREHOLDERS.

    Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

OTHER MATTERS.

    Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could occur. Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.

TAX ASPECTS OF COVERED CALLS AND HEDGING TRANSACTIONS.

    Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

    Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.

SPECIAL TAX CONSIDERATIONS FOR THE MUNICIPAL FUNDS.

GENERAL.

    The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities. In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year. Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

    The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%. The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

    Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders. In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Municipal Funds would be taxed on any undistributed investment company taxable income. Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income. Similarly, distributions of capital gains, if any, will be taxable to shareholders. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

CALIFORNIA.

     Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders. In any year in which a California Fund qualifies as a regulated investment company under the Internal Revenue Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends. If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax. Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

    In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

    Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.

OTHER MATTERS.

    Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the

Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

    Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

SPECIAL TAX CONSIDERATIONS FOR THE TREASURY MONEY FUND.

    Income dividends on shares of the U.S. Treasury Money Fund are subject to federal income tax, but in most states are exempt from state personal income tax.


                                  * * *


    The foregoing is a general abbreviated summary of present United States federal income taxes and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

                                ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN.

    State Street Bank and Trust Company acts as Transfer Agent for the Company's shares. Investors Bank & Trust Company acts as Custodian for securities and other assets of the Company, and maintains certain related books and records on behalf of the Company. If a Fund holds non-U.S. securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.

INDEPENDENT AUDITORS.

    The Company's Board of Directors has appointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2002. Deloitte & Touche LLP will conduct the annual audit of the Company, and will assist in the preparation of each Fund's federal and state income tax returns and consult with the Company as to matters of accounting and federal and state income taxation.

LEGAL OPINIONS.

    The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 555 South Flower Street, Los Angeles, California 90071.

                                  INVESTMENT RESULTS

    The Company may from time to time include information on the investment results (current yield, effective yield, tax-equivalent yield, tax-equivalent effective yield, distribution rate, tax-equivalent distribution rate and total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

TOTAL RETURNS.
Average Annual Total Return
    The average annual rate of return before taxes ("T") of each class is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

                             P(1+T) to the power of n = EV

Average Annual Total Return (After Taxes On Distributions).

The average annual total rate of return after taxes on distributions ("T") of each class is computed by using the after tax value at the end of the period ("ATV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

P ( 1 + T ) to the power of n = ATV

Average Annual Total Return (After Taxes On Distributions and Redemptions).

The average annual total rate of return after taxes on distributions and redemptions ("T") of each class is computed by using the value at the end of the period ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

P ( 1 + T ) to the power of n = ATVDR

    The following assumptions will be reflected in computations made in accordance with the formula stated above: for Class A shares, deduction of the maximum applicable sales charge, if any, from the $1,000 initial investment. The formula also assumes reinvestment of all dividends and distributions at net asset value on the reinvestment date determined by the Board and a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five and ten-year periods for each class of shares after such a period has elapsed. In addition, a Fund may provide lifetime average total return figures for each class of shares.

    In addition to average annual returns, a Fund may quote unaveraged or cumulative total returns for each class reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information for Class A shares of a Fund may be quoted numerically or in a table, graph, or similar illustration. Performance information may be compared to the record of the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), the cost of living (measured by the Consumer Price Index, or CPI), and other widely recognized benchmark indicators over the same period. Tabular comparisons, hypothetical examples and explanatory illustrations may be used from recognized sources such as Ibbotson Associates, Inc.'s "Stocks, Bonds and Inflation", which instead of comparing actual Fund performance, demonstrate performance of stocks, bonds, indices, averages, government or other securities, and other recognized benchmark economic and market indicators such as the rate of inflation. A Fund may have the ability to invest in securities not included in the S&P, DJIA or other indices and its investment portfolio may or may not be similar in composition to the indices. These indices and averages are based on the prices of unmanaged groups of stocks, and, unlike fund total returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

YIELDS.

    Current yield ("YIELD") is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the Securities and Exchange Commission:

                             A-B      6
                 YIELD = 2[(----- + 1)  - 1]
                              cd

Current yield may also be calculated on the basis of the net asset value per share rather than the public offering price.

    Income from "roll" transactions (the sale of mortgage backed or other securities together with an agreement, for which a Fund receives a fee, to purchase similar securities at a future date) is recorded for accounting purposes as interest income ratably over the term of each roll transaction and is included in net investment income for purposes of determining a Fund's yield.

MONEY FUNDS YIELDS.

    Current yield for the Money Funds will be calculated based on the net change, exclusive of capital charges, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Tax-Equivalent Yield.

    Tax-equivalent yield for the Municipal Funds and the Treasury Money Fund will be computed by dividing that portion of the yield of the class of shares of the Fund which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of such class of shares of the Fund that is not tax-exempt.

Tax-Equivalent Effective Yield.

    Tax-equivalent effective yield for the Municipal Funds and the Treasury Money Fund is calculated in the same way as tax equivalent yield, with the additional assumption that dividends and distributions are reinvested.

Effective Yield.

    Effective yield and tax-equivalent effective yield will be calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

DISTRIBUTION RATES.

    Distribution rates for the Bond and Stock Funds will be calculated by annualizing the aggregate per share dollar amount of actual distributions made over a 30 day period divided by the net asset value or public offering price per share at the end of the period.

TAX-EQUIVALENT DISTRIBUTION RATES.

    Tax-equivalent distribution rates for the Municipal Bond Funds will be computed by dividing that portion of the distribution rate of the class of shares of the Fund which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the distribution rate of such class of shares of the Fund that is not tax-exempt.

COMPARISONS.

    The Company may, from time to time, compare specific features of the Funds and/or each class of shares and their portfolios, including credit quality and maturity, to those available from comparable mutual funds.

The Company also may, from time to time, compare the results of an investment in Class A shares of one or more of the Funds with averages, rankings and indices, including, but not limited to the following:

    (1) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding collateralized mortgage obligations).

    (2) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the averaging period, the maximum rates paid on some savings deposits were fixed by law.

    (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

    (4) Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets, and publishes averages on broad based categories of mutual funds and indexes of cumulative total returns for various periods.

    (5) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

    The yields of the Money Funds may also be compared to the Donoghue's Money Fund Averages, which are averages compiled by IBC/Donoghue's Organization, Inc., a widely recognized independent monitor of the performance of money market mutual funds, to other Donoghue's rankings, to the average yield reported by the Bank Rate Monitor for money market deposit accounts and certificates of deposit offered by leading banks and thrift institutions in top standard metropolitan statistical areas, or to other widely recognized independent monitoring and ranking services and publications.

    The performance of a Fund's Class A shares may be compared to those of other mutual funds having similar objectives, expressed as an average or as a rating or ranking prepared by IBC/Donoghue Organization, Wiesenberger Investment Company Service, Lipper Analytical Services, Inc., CDA Investment Technologies, other recognized independent services which monitor the performance of mutual funds or other economic or market indicators from published sources such as Ibbotson Associates, Inc.'s "Stocks, Bonds, Bills and Inflation". Similar comparisons may be made with respect to various benchmark securities, indices and averages which illustrate general market or economic performance. These comparisons may be illustrated by means of tables or of bar, pie, or mountain charts or other type of graphic illustration, numerically, or by means of hypothetical examples and illustrations from recognized sources. Performance will be calculated for each class of shares of a Fund by relating net asset value per share at the beginning of a period, assuming reinvestment of all gains, distributions and dividends paid during the period, to the net asset value at the end of the period.

    Indices, averages and rankings prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch,
Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., Ibbotson Associates, Value Line Publishing, Inc, Reuters/Lipper Analytical Services, Inc., Morningstar, Inc. and other similar providers of financial research data, may be used, as well as information provided by the Board of Governors of the Federal Reserve System.
    Performance rankings, ratings, averages, indices and excerpts of comments, descriptions and other references or reviews of the Funds, their investment managers, policies, strategies, rankings, or other comparisons appearing in magazines, newspapers, investment newsletters, and other periodicals, including MONEY MAGAZINE, FORBES, FORTUNE, BUSINESS WEEK, WALL STREET JOURNAL, NEW YORK TIMES, LOS ANGELES TIMES, DALLAS MORNING NEWS, BARRONS, INVESTORS DAILY, MUTUAL FUND VALUES, FACTS, CHANGING TIMES, IBBOTSON ASSOCIATES, AND OTHERS may also be used.

    The performance of the Municipal Funds may also be compared to the following charts illustrating tax free and tax equivalent investment yields, which may be updated each year to reflect that year's current brackets and rates:

2002 FEDERAL TAX BRACKETS             10.00%         15.00%         27.00%          30.00%           35.00%           38.60%
Single Return                      Up to 6,000   6,001-27,950   27,951-67,700   67,701-141,250   141,251-307,050   Over 307,050

Joint Return                       Up to 12,000  12,001-46,700  46,701-112,850  112,851-171,950  171,951-307,050   Over 307,050


TO MATCH A TAX
FREE YIELD OF:                                  A TAXABLE INVESTMENT WOULD HAVE TO PAY:

   2.00%                               2.22%          2.35%           2.74%          2.86%            3.08%            3.26%
   3.00%                               3.33%          3.53%           4.11%          4.29%            4.62%            4.89%
   4.00%                               4.44%          4.71%           5.48%          5.71%            6.15%            6.51%
   5.00%                               5.56%          5.88%           6.85%          7.14%            7.69%            8.14%
   6.00%                               6.67%          7.06%           8.22%          8.57%            9.23%            9.77%
   7.00%                               7.78%          8.24%           9.59%         10.00%           10.77%           11.40%
   8.00%                               8.89%          9.41%          10.96%         11.43%           12.31%           13.03%

2002 FEDERAL AND CALIFORNIA COMBINED TAX BRACKETS**

Federal Rate     10.00%      10.00%        15.00%         15.00%           15.00%          27.00%         27.00%
California Rate   1.00%       2.00%         2.00%          4.00%            6.00%           6.00%          8.00%

Total Rate       10.90%      11.80%        16.70%         18.40%           20.10%          31.38%         32.84%

Single Return   0-5,748   5,749-6,000   6,001-13,625   13,626-21,503   21,504-27,950   27,951-29,850   29,851-37,725
Joint Return   0-11,496  11,497-12,000 12,001-27,250   27,251-43,006   43,007-46,700   46,701-59,700   59,701-75,450


Federal Rate       27.00%          30.00%            35.00%          38.60%
California Rate     9.30%           9.30%             9.30%           9.30%

Total Rate         33.79%          36.51%            41.05%          44.31%

Single Return  37,726-67,700   67,701-141,250   141,251-307,050   Over 307,050
Joint Return   75,451-112,850 112,851-171,950   171,951-307,050   Over 307,050


TO MATCH A TAX
FREE YIELD OF:                      A TAXABLE INVESTMENT WOULD HAVE TO PAY:
   2.00%         2.24%        2.27%         2.40%          2.45%            2.50%           2.91%           2.98%
   3.00%         3.37%        3.40%         3.60%          3.68%            3.75%           4.37%           4.47%
   4.00%         4.49%        4.54%         4.80%          4.90%            5.01%           5.83%           5.96%
   5.00%         5.61%        5.67%         6.00%          6.13%            6.26%           7.29%           7.44%
   6.00%         6.73%        6.80%         7.20%          7.35%            7.51%           8.74%           8.93%
   7.00%         7.86%        7.94%         8.40%          8.58%            8.76%          10.20%          10.42%
   8.00%         8.98%        9.07%         9.60%          9.80%           10.01%          11.66%          11.91%


TO MATCH A TAX
FREE YIELD OF:
   2.00%            3.02%           3.15%             3.39%           3.59%
   3.00%            4.53%           4.73%             5.09%           5.39%
   4.00%            6.04%           6.30%             6.78%           7.18%
   5.00%            7.55%           7.88%             8.48%           8.98%
   6.00%            9.06%           9.45%            10.18%          10.77%
   7.00%           10.57%          11.03%            11.87%          12.57%
   8.00%           12.08%          12.60%            13.57%          14.37%

*Net amount subject to income tax after deductions and exemptions, based on 2000 California tax brackets.
**Tax Free yields and their taxable equivalents are shown as illustrations only. Actual yield will vary with market conditions. Some income may be subject to federal alternative minimum tax.
***Adjustments resulting from the personal exemption phaseout and reduction of itemized deductions for high income individuals, described on the following page, may result in an effective top combined marginal rate greater than 45.22%.

INCREASE IN MARGINAL TAX RATE

Based on adjusted gross income.
Reduction in Itemized Deductions:  (See note 1 below.)

                                     AGI                    AGI
                                  $132,950                 Above
                                  and below               $132,950
                                  ---------      -------------------------
Rate Bracket                                     31.0%     36.0%     39.6%
                                                 -----     -----     -----
Joint Return                         0%           .93%     1.08%     1.19%
Single Return                        0%           .93%     1.08%     1.19%


Personal Exemption Phaseout:  (See note 2 below.)

                              Adjusted Gross
                                  Income                Rate Bracket
                              --------------     -------------------------
                                                 31.00%    36.00%    39.6%
                                                 ------    ------    -----
Joint Return                 $199,450-321,950     N/A       1.67%     0***
Single Return                $132,950-255,450     0.72%     0.84%     0**

NOTE 1:  ITEMIZED DEDUCTIONS REDUCED

    For 2001, a taxpayer (single or married filing jointly) whose AGI exceeds $132,950 must reduce his itemized deductions by 3% of this excess adjusted gross income (AGI-$132,950). This reduction is limited to 80% of his itemized deductions. Medical expenses, investment interest, casualty losses, and wagering losses to the extent of wagering gains are exempted from the 3% reduction. This reduction in the deductibility of itemized deductions causes a taxpayer's marginal tax rate to increase as shown above.

NOTE 2:  PERSONAL EXEMPTION PHASEOUT

    For 2001, the deduction for personal exemptions is reduced for high-income taxpayers. This reduction affects taxpayers whose adjusted gross income (AGI) exceeds $199,450 for those who file joint returns and $132,950 for single taxpayers. This phaseout increases the marginal tax rate as shown above.

** Single taxpayers with taxable incomes of more than $297,350, who are therefore in the 39.6% bracket, will have AGIs above the $255,450 level at which personal exemptions are fully phased out.
*** Married taxpayers with taxable incomes of more than $297,350, who are therefore in the 39.6% bracket, will typically have AGIs above the $321,950 level at which personal exemptions are fully phased out.

The performance of the Treasury Money Fund may be compared to the following Tax Equivalent Performance Chart for State and Local Tax-Exempt Investments.

TO MATCH
A STATE
AND LOCAL
TAX-FREE            AN INVESTMENT, TAXABLE AT THE MAXIMUM TAX RATE
YIELD OF:           FOR EACH STATE, WOULD HAVE TO PAY:
             AZ        CA        CO        FL        KS        MO        NJ        TX
  2.00%     2.11%     2.21%     2.10%     2.00%     2.14%     2.13%     2.14%     2.00%
  3.00%     3.16%     3.31%     3.15%     3.00%     3.21%     3.19%     3.20%     3.00%
  4.00%     4.21%     4.41%     4.19%     4.00%     4.28%     4.26%     4.27%     4.00%
  5.00%     5.27%     5.51%     5.24%     5.00%     5.34%     5.32%     5.34%     5.00%
  6.00%     6.32%     6.62%     6.29%     6.00%     6.41%     6.38%     6.41%     6.00%
  7.00%     7.37%     7.72%     7.34%     7.00%     7.48%     7.45%     7.48%     7.00%
  8.00%     8.42%     8.82%     8.39%     8.00%     8.55%     8.51%     8.54%     8.00%

2001 STATE TAX BRACKETS

ARIZONA RATE         2.87%            3.20%            3.74%            4.72%            5.04%
Single Return      0-10,000       10,001-25,000    25,001-50,000   50,001-150,000    Over 150,000
Joint Return       0-20,000       20,001-50,000   50,001-100,000   100,001-300,000   Over 300,000

CALIFORNIA RATE     1.00%            2.00%            4.00%            6.00%            8.00%              9.30%
Single Return       0-5,748       5,749-13,625     13,626-21,503    21,504-29,850    29,851-37,725      Over 37,725
Joint Return       0-11,496      11,497-27,250     27,251-43,006    43,007-59,700    59,701-75,450      Over 75,450

COLORADO RATE       4.63%

FLORIDA RATE        0.00%

KANSAS RATE         3.50%            6.25%            6.45%
Single Return      0-15,000      15,001-30,000      Over 30,000
Joint Return       0-30,000      30,001-60,000      Over 60,000

MISSOURI RATE       1.50%            2.00%            2.50%            3.00%            3.50%             4.00%           4.50%
For Each Person     0-1,000        1,001-2,000      2,001-3,000      3,001-4,000      4,001-5,000       5,001-6,000    6,001-7,000

                    5.00%            5.50%            6.00%
                   7,001-8,000     8,001-9,000      Over 9,000

NEW JERSEY RATE     1.400%           1.750%           2.450%           3.500%           5.525%            6.370%
Single Return      0-20,000       20,001-35,000         N/A         35,001-40,000    40,001-75,000      Over 75,000
Joint Return       0-20,000       20,001-50,000    50,001-70,000    70,001-80,000   80,001-150,000      Over 150,000

TEXAS RATE          0.000%

INVESTMENT RESULTS.

     The Investment results for each class of shares of a Fund will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the class or the Fund, so that any total return figure should not be considered representative of what an investment in a class of shares of a Fund may earn in any future period. An investor should consider these factors and possible differences in calculation methods when comparing a class of shares of the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. An investor should also consider a Fund's results relative to the risks associated with a Fund's investment objective and policies.

YIELDS (7 DAYS ENDING DECEMBER 31, 2001)

                                              Atlas
                            Atlas             U.S.
                         California         Treasury
                          Municipal           Money
                            Money             Fund
                            Fund             Class A
                            ----             -------
7-day Yield                 1.12%             1.19%
7-day Effective             1.12%             1.20%
7-day Tax Equivalent        2.03%               *

*AZ = 1.26%; CA = 1.32%; CO = 1.26%; KS = 1.28%; MO = 1.28%; NJ = 1.28%

YIELDS (30 DAYS ENDING DECEMBER 31, 2001)

                                                Atlas
                     Atlas        Atlas      U.S. Gov. &     Atlas                    Atlas
                  California    National      Mortgage     Strategic      Atlas     Growth &
                   Municipal    Municipal    Securities     Income      Balanced     Income
     Class A       Bond Fund    Bond Fund       Fund         Fund         Fund        Fund
     -------       ---------    ---------       ----         ----         ----        ----
30-day Yield         3.59%        3.64%         5.40%        9.14%        0.89%       0.02%
30-day Tax
   Equivalent        6.50%        5.98%          N/A          N/A          N/A         N/A

TOTAL RETURN (FROM INCEPTION OF OPERATIONS TO DECEMBER 31, 2001)

                                                Atlas
                       Atlas       Atlas      U.S. Gov. &
                     California   National     Mortgage
                     Municipal    Municipal   Securities
                     Bond Fund    Bond Fund     Fund
                     ---------    ---------   ---------
One Year              3.51%       4.79%       7.39%
Five Years             4.98%       4.94%       6.41%
Since Inception       6.65%       6.72%       7.43%


                      Atlas      Atlas                    Atlas      Atlas      Atlas
                     Strategic  Growth &       Atlas    Strategic    Global    Emerging
                      Income     Income       Balanced    Growth     Growth     Growth
                       Fund       Fund          Fund       Fund       Fund       Fund
                     ---------  ---------    ---------  ---------  ---------   ---------
One Year              4.45%      (13.79)%     (1.70)%    (28.59)%    (11.61)%     (2.89)%
Five Years            4.37%       11.41%       2.55%       4.99%      15.49%        N/A
Since Inception       5.46%       13.89%       6.04%       9.23%      15.62%       8.61%

                       Atlas
                      S&P 500
                       Index
                       Fund*
                     ---------
One Year              (12.36)
Five Years             10.16
Since Inception        13.26

* For periods prior to August 16, 2000, commencement of operations, includes performance of the Master Portfolio, adjusted for current fund net operating expenses.

                                 FINANCIAL STATEMENTS

    The Company's audited financial statements for its fiscal year ended December 31, 2001, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2001 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the Securities and Exchange Commission. Such financial statements of the Company have been audited by the Company's independent auditors, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing. The financial statements of the S&P 500 Index Master Portfolio have been audited by its independent auditors, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of those auditors, given upon their authority as experts in accounting and auditing. Any person not receiving the Annual Report previously or with this Statement should call or write the Company to obtain a free copy.

                                       APPENDIX

                               INDUSTRY CLASSIFICATIONS

Aerospace/Defense                      Food and Drug Retailers
Air Transportation                     Gas Utilities*
Asset-Backed                           Gold
Auto and Equipment                     Health Care/Drugs
Automotive                             Health Care/Supplies & Services
Bank Holding Companies                 Homebuilders/Real Estate
Banks                                  Hotel/Gaming
Beverages                              Industrial Services
Broadcasting                           Information Technology
Broker-Dealers                         Insurance
Building Materials                     Leasing & Factoring
Cable Television                       Leisure
Chemicals                              Manufacturing
Commercial Finance                     Metals/Mining
Communication Equipment                Nondurable Household Goods
Computer Hardware                      Office Equipment
Computer Software                      Oil - Domestic
Conglomerates                          Oil - International
Consumer Finance                       Paper
Consumer Services                      Photography
Containers                             Publishing
Convenience Stores                     Railroads & Truckers
Department Stores                      Restaurants
Diversified Financial                  Savings & Loans
Diversified Media                      Shipping
Drug Wholesalers                       Special Purpose Financial
Durable Household Goods                Specialty Retailing
Education                              Specialty Printing
Electric Utilities                     Steel
Electrical Equipment                   Telecommunications - Long Distance
Electronics                            Telephone - Utility
Energy Services                        Textile, Apparel & Home Furnishings
Entertainment/Film                     Tobacco
Environmental                          Trucks and Parts
Food                                   Wireless Services

---------------------------
*For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

                               ATLAS ASSETS, INC.

                            PART C: OTHER INFORMATION

Item 23.  EXHIBITS:

          (a). (1)  Articles of Incorporation for the Registrant. (1)

               (2)  Articles of Amendment for the Registrant. (1)

               (3)  Articles Supplementary for the Atlas California Double

               Tax Free Money Fund, the Atlas Tax Free Money Fund, the Atlas California Double Tax Free Income Fund, the Atlas Tax Free
               Income Fund and the Atlas U.S. Government and Mortgage Securities Fund. (1)

               (4) Articles Supplementary for the Atlas Growth and Income Fund. (1)

               (5) Amended Articles Supplementary changing the names of certain Atlas Funds as follows: Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, Atlas California Municipal Bond Fund, and Atlas National Municipal Bond Fund. (2)

               (6) Articles Supplementary for the Atlas U.S. Treasury Money Fund. (2)

               (7) Articles Supplementary for the Atlas U.S. Government Intermediate Fund (formerly the Atlas U.S. Treasury Intermediate
               Fund). (1)

               (8) Articles Supplementary for the Atlas California Insured Intermediate Municipal Fund. (1)

               (9) Articles Supplementary for the Atlas National Insured Intermediate Municipal Fund. (1)

               (10) Articles Supplementary for the Atlas Balanced Fund.(2)

               (11) Articles Supplementary for the Atlas Strategic Growth Fund. (2)

               (12) Articles Supplementary for classification of shares. (2)

               (13) Articles Supplementary for the Atlas Global Growth Fund. (1)

               (14) Articles Supplementary for the Atlas Strategic Income Fund. (1)

               (15) Articles Supplementary for the Atlas S&P 500 Index Fund. (6)

               (16) Articles Supplementary for reclassification of Shares.(7)

               (17) Articles Supplementary creating Atlas Money Market Fund. Incorporated herein by reference to post effective amendment No. 33 filed on April 30, 2002.

               (18) Articles Supplementary creating Atlas Value Fund. Incorporated herein by reference to post effective amendment No. 33 filed on April 30, 2002.

               (19) Articles Supplementary creating Atlas Fund of Funds. Incorporated herein by reference to post effective amendment No. 33 filed on April 30, 2002.

          (b). (1) Bylaws for the Registrant. (2)

               (2) Amendment of Article I, Section 1.07 of Bylaws permitting proxy voting by telephone and internet. Attached hereto as Exhibit b (2).

          (c). None.

          (d). (1) Investment Advisory Agreement dated January 12, 1990 between Atlas Advisers, Inc. and Registrant. (1)

               (2)  Amendment to Investment Advisory Agreement dated
               November 1, 1991 between Atlas Advisers, Inc. and Registrant. (2)

               (3) Form of Subadvisory Agreement between The Boston Company Advisors, Inc. and Registrant. (2)

               (4) Form of Subadvisory Agreement between OppenheimerFunds, Inc. and Registrant. (1)

               (5) Form of Waiver/Reinbursement Agreement between Atlas Advisors, Inc. and Registrant. (5)

               (6) Form of Waiver/Reinbursement Agreement between Atlas Advisors and Registrant. (6)

               (7) Appendix A to Investment Advisory Agreement between Atlas Assets, Inc. and Atlas Advisers, Inc. As Amended August 18, 2000. (6)

               (8) Appendix A to Investment Advisory Agreement between Atlas Assets, Inc. and Atlas Advisers, Inc. as amended on March 1, 2002.

               (9) Subadvisory Agreement between Atlas Assets, Inc., on behalf of Atlas Value Fund, Atlas Advisers , Inc. and Pilgrim Baxter & Associates, Ltd dated May 9, 2002 is incorporated herein by reference to post effective amendment no. 33 filed on April 30, 2002.

               (10) Proposed Subadvisory Agreement between Atlas Assets, Inc.
               on behalf of Atlas Balanced Fund and Atlas Strategic Income
               Fund and Atlas Assets, Inc. and Madison Investment Advisors, Inc. attached hereto as exhibit (d)(10).

          (e). Principal Underwriting Agreement dated January 12, 1990 between Atlas Securities, Inc. and Registrant. (2)

          (f). None.

          (g). (1) Custodian Contract dated November 1, 1995 between Investors Bank and Trust Company and Registrant. (1)

          (h). (1) Transfer Agency and Service Agreement dated January 12, 1990 between State Street Bank and Trust Company and Registrant. (2)

               (2) Form of Third Party Feeder Fund Agreement Among Atlas Assets, Inc., Atlas Securities, Inc. and Master Investment Portfolio dated August 9, 2000. (6)

          (i). Consent of Counsel.
               Attached hereto as Exhibit i

          (j). Consents of Independent Auditors.

               (1)  Deloitte & Touche LLP
               Attached hereto as Exhibit j (1).

               (3)  PricewaterhouseCoopers LLP
               Attached hereto as Exhibit j (2).

          (k). None.

          (l). Investment Representations of Purchaser dated December 19, 1989 from Golden West Financial Corporation relating to initial shares. (2)

          (m). Distribution Plan dated January 12, 1990 between Atlas Securities, Inc. and the Registrant. (1)

          (n). None

          (o). None

          (p). (1) Code of Ethics for Atlas Assets, Inc., Atlas Advisers, Inc., Atlas Securities, Inc., and Atlas Insurance Trust dated August 18, 2000, as Amended March 1, 2001.(7)

               (2) Amended and Restated Code of Ethics of OppenheimerFunds dated March 1, 2000.(7)

               (3) Code of Ethics for Boston Safe Advisors, Inc. dated July, 2000.(7)

               (4)  Code of Ethics for Barclays Global Investors, N.A. and
               Subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services Adopted December 11, 2000.(7)

               (5) Joint Code of Ethics dated August 16, 2000 for Barclays Global Investors funds, Inc. Master Investment Portfolio.(7)

               (6) Code of Ethics for Pilgrim Baxter & Associates, Ltd., incorporated herein by reference to post effective amendment no. 33 filed on April 30, 2002.

               (7) Code of Ethics for Madison Investment Advisors, Inc., attached hereto as Exhibit p (7).

          (q). Powers of Attorney.

               (1)  Atlas, Assets, Inc.
               Attached hereto as Exhibit g (1).

               (2)  Master Investment Portfolio, S&P 500 Index Master
               Portfolio (6)

               (3) Power of Attorney for Mary G. F. Bitterman attached hereto as Exhibit (q)(3)

               (4)  Power of Attorney for Lee T. Kranefuss
               attached hereto as Exhibit (q)(4)

               (5) Power of Attorney for Richard K. Lyons attached hereto as Exhibit (q)(5)

--------------------

     (1) Incorporated by reference to Post-Effective Amendment No. 19 as filed on February 27, 1996.

     (2) Incorporated by reference to Post-Effective Amendment No. 21 as filed on April 14, 1997.

     (3) Incorporated by reference to Post-Effective Amendment No. 22 as filed on April 22, 1998.

     (4) Incorporated by reference to Post-Effective Amendment No. 24 as filed on April 30, 1999

     (5) Incorporated by reference to Post-Effective Amendment No. 25 as filed on April 28, 2000.

     (6) Incorporated by reference to Post-Effective Amendment No. 27 as filed on August 10, 2000.

     (7) Incorporated by reference to Post-Effective Amendment No. 28 as filed on April 3, 2001.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 25.  INDEMNIFICATION

          Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a Maryland corporation such as Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of that corporation or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding unless he acted in bad faith, or with active and deliberate dishonesty or otherwise as provided in such statute.

          The Maryland Code provisions also include, inter alia, authority to make advances of expenses pending resolution of the matter, to purchase insurance to cover the corporation and its agents, and a requirement to report instances of indemnification to the corporation's stockholders. In addition, directors and officers may in most cases be protected from the assessment of personal monetary liability in certain legal actions notwithstanding the availability or not of indemnification.

          Article VII(g) of the Articles of Incorporation of Registrant, as amended, contains indemnification and limitation provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended ("1940 Act") and to 1940 Act Release No. 11330 (September 4, 1980). These provisions will implement "reasonable and fair means" to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by (a) a vote of a majority of a quorum of directors who are neither "interested persons" of the Registrant (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons by the Registrant's charter and bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

          To the extent permitted by the 1940 Act, the non-interested Directors may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Directors to the extent permitted by Delaware law.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          A.   INVESTMENT ADVISER--Atlas Advisers, Inc.

               See the material following the captions "Management of the Company" and "Investment Advisory and Other Services" appearing as a portion of Part B hereof. In addition, officers and directors of Atlas Advisers, Inc. not otherwise referenced, together with all other information required by this Item 26 including, but not limited to, any other business, profession, vocation or employment of a substantial nature engaged in by such persons during the past two years, are as follows:

NAME AND CURRENT POSITION                     OTHER BUSINESS AND CONNECTIONS
WITH ATLAS ADVISERS, INC.                     DURING THE PAST TWO YEARS
----------------------------                  ---------------------------
James T. Judd
Director                                      Senior Executive Vice President,
                                              Golden West Financial Corporation;
                                              Chief Operating Officer & Director
                                              World Savings Bank FSB.

Mary Jane Fross
Vice President & Controller                   None.

James H. Hubbell
Director                                      Executive Vice President
                                              World Savings Bank FSB

B.       SUB-ADVISER--OppenhemerFunds, Inc.

              OppenheimerFunds, Inc. is the investment sub-adviser of the Stock Funds and the Strategic Income Fund; it and certain subsidiaries and affiliates act in the same capacity to other investment companies. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND CURRENT POSITION                   OTHER BUSINESS AND CONNECTIONS
WITH OPPENHEIMERFUNDS, INC.                 DURING THE PAST TWO YEARS
----------------------------                ---------------------------

Timothy L. Abbuhl,
Assistant Vice President                    None.

Amy B. Adamshick,
Vice President                              Formerly at Scudder Kemper Investments
                                            (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President                       None.

Edward J. Amberger,
Assistant Vice President                    None.

Janette Aprilante,
Vice President and Secretary                As of January 2002: Secretary of OppenheimerFunds,
                                            Distributor, Inc., Centennial Asset Management


                                            Corporation, Oppenheimer Partnership Holdings, Inc.,
                                            Oppenheimer Real Asset Management, Inc., Shareholder
                                            Financial Services, Inc., Shareholder Services, Inc.;
                                            Assistant Secretary of HarbourView Asset Management
                                            Corporation, OFI Private Investments, Inc., Oppenheimer
                                            Trust Company and OAM Institutional, Inc.

Hany S. Ayad,
Assistant Vice President                    None.

Victor W. Babin,
Senior Vice President                       None.

Bruce L. Bartlett,
Senior Vice President                       None.

John Michael Banta,
Assistant Vice President                    None.

Lerae A. Barela,
Assistant Vice President                    None.

George Batejan,
Executive Vice President/
Chief Information Officer                   None.

Kevin Baum,
Vice President                              None.

Connie Bechtolt,
Assistant Vice President                    None.

Robert Behal
Assistant Vice President                    Formerly, Associate Director at MetLife (Jan 2000-May
                                            2000).

Kathleen Beichert,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.

Erik S. Berg,
Assistant Vice President                    None.

Rajeev Bhaman,
Vice President                              None.

Mark Binning,
Assistant Vice President                    None.

Robert J. Bishop,
Vice President                              An officer of other Oppenheimer funds.

John R. Blomfield,
Vice President                              None.

Chad Boll,
Assistant Vice President                    None

Lowell Scott Brooks,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.

Richard Buckmaster,
Vice President                              None.


Bruce Burroughs
Vice President                              None.

Claudia Calich,
Assistant Vice President                    None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division               None.

Michael A. Carbuto,
Vice President                              None

Ronald G. Chibnik,
Assistant Vice President                    Director of technology for Sapient Corporation (July,
                                            2000-August 2001); software architect for Sapient
                                            Corporation (March 1997-July 2000).

H.C. Digby Clements,
Vice President: Rochester Division          None.

Peter V. Cocuzza,
Vice President                              None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division                          None.

John Damian,
Vice President                              Formerly senior analyst/director for Citigroup Asset
                                            Management (November 1999-September 2001).

O. Leonard Darling,
Vice Chairman, Executive Vice
President, Chief Investment
Officer and Director                        Chairman of the Board and a director (since June 1999)
                                            and Senior Managing Director (since December 1998) of
                                            HarbourView Asset Management Corporation; a director
                                            (since July 2001) of Oppenheimer Acquisition Corp.; a
                                            director (since March 2000) of OFI Private Investments,
                                            Inc.; Chairman of the Board, Senior Managing Director
                                            and director (since February 2001) of OAM Institutional,
                                            Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds
                                            Distributor, Inc.

Robert A. Densen,
Senior Vice President                       None.

Ruggero de'Rossi,
Vice President                              Formerly Chief Strategist at ING Barings (July
                                            1998 - March 2000).

Craig P. Dinsell,
Executive Vice President                    None.

Randall C. Dishmon,
Assistant Vice President                    Associate with Booz Allen & Hamilton (1998-June 2001).


Rebecca K. Dolan
Vice President                              None.

Steven D. Dombrower,
Vice President                              Vice President of OppenheimerFunds, Inc.

Bruce C. Dunbar,
Vice President                              None.

Richard Edmiston,
Assistant Vice President                    None.

Daniel R. Engstrom,
Assistant Vice President                    None.

Armand B. Erpf,
Assistant Vice President                    None.

George R. Evans,
Vice President                              None.

Edward N. Everett,
Vice President                              None.

George Fahey,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.

Scott T. Farrar,
Vice President                              Assistant Treasurer of Oppenheimer Millennium Funds
                                            plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel              Vice President OppenheimerFunds, Distributor,
                                            Inc.; Vice President, Assistant Secretary and
                                            Director of Centennial Asset Management
                                            Corporation; Vice President of Oppenheimer Real
                                            Asset Management, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division                Vice President of OppenheimerFunds Distributor,
                                            Inc.; Director of ICI Mutual Insurance Company;
                                            Governor of St. John's College; Chairman of the
                                            Board of Directors of International Museum of
                                            Photography at George Eastman House.

Paul Fitzsimmons,
Assistant Vice President                    None.

P. Lyman Foster,
Senior Vice President                       Senior Vice President of OppenheimerFunds  Distributor,
                                            Inc. Formerly Vice President of Prudential Investments
                                            (August 1999-April 2000).

David Foxhoven,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds Legacy
                                            Program.

Colleen M. Franca,
Assistant Vice President                    None.

Crystal French,
Vice President                              None.


Dan P. Gangemi,
Vice President                              None.

Dan Gagliardo,
Assistant Vice President                    Formerly Assistant Vice President at Mitchell Hutchins
                                            (January 2000-October 2000).

Subrata Ghose,
Assistant Vice President                    Formerly equity analyst at Fidelity Investments (1995
                                            - March 2000).

Charles W. Gilbert,
Assistant Vice President                    None.

Alan C. Gilston,
Vice President                              None.

Jill E. Glazerman,
Vice President                              None.

Paul M. Goldenberg,
Vice President                              None.

Mike Goldverg,
Assistant Vice President                    None.

Laura Granger,
Vice President                              Formerly a portfolio manager at Fortis Advisors (July
                                            1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director                                    Chief Financial Officer, Treasurer and director of
                                            Oppenheimer Acquisition Corp.; Executive Vice
                                            President of HarbourView Asset Management
                                            Corporation; President and director of
                                            OppenheimerFunds International Ltd.; President.
                                            Chief Executive Officer, Chairman of the Board and
                                            director of Oppenheimer Trust Company; director of
                                            Trinity Investment Management Corp.,
                                            Secretary/Treasurer of OppenheimerFunds Legacy
                                            Program (a Colorado non-profit corporation);
                                            Executive Vice President of OFI Private
                                            Investments, Inc.; Executive Vice President of OAM
                                            Institutional, Inc. and a Member and Fellow of the
                                            Institute of Chartered Accountants.

Robert Grill,
Senior Vice President                       None.

Robert Guy,
Senior Vice President                       None.

David Hager,
Vice President                              None.

Robert Haley,
Assistant Vice President                    None.

Marilyn Hall,
Vice President                              None.

Kelly Haney,


Assistant Vice President                    None.

Thomas B. Hayes,
Vice President                              None.

Dorothy F. Hirshman,
Vice President                              None.

Merryl I. Hoffman,
Vice President and Senior Counsel           As of December 2001: Secretary of HarbourView
                                            Asset Management Corporation, OFI Private
                                            Investments, Inc. and OAM Institutional, Inc.;
                                            Assistant Secretary of OppenheimerFunds Legacy
                                            Program.

Merrell I. Hora,
Vice President                              None.

Scott T. Huebl,
Vice President                              Assistant Vice President of OppenheimerFunds Legacy
                                            Program.

Margaret Hui,
Assistant Vice President                    None.

James G. Hyland,
Assistant Vice President                    None.

Steve P. Ilnitzki,
Senior Vice President                       Formerly Vice President of Product Management at
                                            Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and Assistant Counsel        Vice President of OppenheimerFunds Distributor,
                                            Inc.; Assistant Secretary of Shareholder Financial
                                            Services, Inc. and OppenheimerFunds Legacy
                                            Program; Vice President and Assistant Secretary of
                                            Shareholder Services, Inc.; an officer of other
                                            Oppenheimer funds.

William Jaume,
Vice President                              Senior Vice President and Chief Compliance Officer
                                            (since April 2000) of HarbourView Asset Management
                                            Corporation; and of OAM Institutional, Inc. (since
                                            February 2001).

Frank V. Jennings,
Vice President                              None.

John Jennings,
Vice President                              None.

Lewis A. Kamman,
Vice President                              None.

Jennifer E. Kane,
Assistant Vice President                    None.

Lynn O. Keeshan,
Senior Vice President                       None.

Thomas W. Keffer,
Senior Vice President                       None.


Cristina J. Keller,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh,
Vice President                              None.

Michael P. Kirkpatrick,
Assistant Vice President                    None.

Garrett K. Kolb,
Assistant Vice President                    None.

Teresa Kong,
Assistant Vice President                    None.

Walter G. Konops,
Assistant Vice President                    None.

Avram D. Kornberg,
Senior Vice President                       None.

James Kourkoulakos,
Vice President.                             None.

Joseph Krist,
Assistant Vice President                    None.

Guy E. Leaf,
Vice President                              Vice President of Merrill Lynch (January 2000-
                                            September 2001.

Christopher M. Leavy,
Senior Vice President                       Formerly Vice President and portfolio manager at Morgan
                                            Stanley Investment Management (1997-September
                                            2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel                           Formerly an attorney with Van Eck Global (until
                                            December 2000).

Laura Leitzinger,
Vice President                              Vice President of Shareholder Financial Services, Inc.

Michael S. Levine,
Vice President                              None.

Gang Li,
Assistant Vice President                    None.

Shanquan Li,
Vice President                              None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel                             None.

Bill Linden,
Assistant Vice President                    None.

Malissa B. Lischin,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds


                                            Distributor, Inc Formerly an associate manager
                                            with Investment Management Analyst at Prudential
                                            (1996 - March 2000).

Reed Litcher,
Vice President                              None.

David P. Lolli,
Assistant Vice President                    None.

Daniel G. Loughran
Vice President: Rochester Division          None.

Patricia Lovett,
Vice President                              Vice President of Shareholder Financial Services,
                                            Inc. and Senior Vice President of Shareholder
                                            Services, Inc.

David M. Mabry,
Vice President                              Vice President of Oppenheimer Trust Company.

Steve Macchia,
Vice President                              None.

Marianne Manzolillo,
Assistant Vice President                    Formerly Vice President for DLJ High Yield Research
                                            Department (February 1993 - July 2000).

Philip T. Masterson,
Vice President and
Assistant Counsel                           None.

Lisa Migan,
Assistant Vice President                    None.

Andrew J. Mika,
Senior Vice President                       None.

Joy Milan,
Vice President                              None.

Denis R. Molleur,
Vice President and
Senior Counsel                              An officer of other Oppenheimer funds.

Nikolaos D. Monoyios,
Vice President                              None.

John Murphy,
Chairman, President, Chief Executive
Officer and Director                        Director of OppenheimerFunds Distributor, Inc.,
                                            President of Centennial Asset Management
                                            Corporation, HarbourView Asset Management
                                            Corporation, Trinity Investments Management
                                            Corporation, OFI Private Investments, Inc., OAM
                                            Institutional, Inc. and Tremont Advisers, Inc.;
                                            President and Director of Oppenheimer Acquisition
                                            Corp., Oppenheimer Partnership Holdings, Inc.,
                                            Oppenheimer Real Asset Management, Inc.; Chairman
                                            and Director of Shareholder Financial Services,
                                            Inc. and Shareholder Services, Inc.; President and
                                            a trustee of other Oppenheimer funds; Executive
                                            Vice President of MassMutual Life Insurance
                                            Company; director of DLB


                                            Acquisition Corp.

Thomas J. Murray,
Vice President                              None.

Kenneth Nadler,
Vice President                              None.

David Negri,
Senior Vice President                       Senior Vice President of HarbourView Asset Management
                                            Corporation.

Richard Nichols,
Vice President                              None.

Barbara Niederbrach,
Assistant Vice President                    None.

Robert A. Nowaczyk,
Vice President                              None.

Raymond C. Olson,
Assistant Vice President                    Assistant Vice President and Treasurer of
                                            OppenheimerFunds Distributor, Inc.; Treasurer of
                                            Centennial Asset Management Corporation.

Mark Paris,
Assistant Vice President                    None.

Frank J. Pavlak,
Vice President                              None.

David P. Pellegrino,
Vice President                              None.

Allison C. Pells,
Assistant Vice President                    None.

James F. Phillips,
Vice President                              None.

Raghaw Prasad,
Assistant Vice President

Jane C. Putnam,
Vice President                              None.

Michael E. Quinn,
Vice President                              None.

Julie S. Radtke,
Vice President                              None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division                          None.

Thomas P. Reedy,
Vice President                              Vice President (since April 1999) of HarbourView Asset
                                            Management Corporation.

Kristina Richardson,
Assistant Vice President                    None.


David Robertson,
Senior Vice President                       Senior Vice President of OppenheimerFunds Distributor,
                                            Inc. Formerly Director of Sales & Marketing at Schroder
                                            Investment Management North America (March 1998-March
                                            2000).

Rob Robis,
Assistant Vice President                    None.

Antoinette Rodriguez,
Assistant Vice President                    None.

Jeffrey S. Rosen,
Vice President                              None.

Richard H. Rubinstein,
Senior Vice President                       None.

James H. Ruff,
Executive Vice President                    President and director of  OppenheimerFunds
                                            Distributor,  Inc. and Centennial  Asset Management
                                            Corporation; Executive Vice President of OFI Private
                                            Investments, Inc.

Andrew Ruotolo
Executive Vice President                    President and director of Shareholder Services, Inc. and
                                            Shareholder  Financial Services, Inc.

Rohit Sah,
Assistant Vice President                    None.

Valerie Sanders,
Vice President                              None.

Jeffrey R. Schneider,
Vice President                              None.

Ellen P. Schoenfeld,
Vice President                              None.

Scott A. Schwegel,
Assistant Vice President                    None.

Allan P. Sedmak
Assistant Vice President                    None.

Jennifer L. Sexton,
Vice President                              Vice President of OFI Private Investments, Inc.

Martha A. Shapiro,
Vice President                              None.

Steven J. Sheerin,
Vice President                              Formerly consultant with Pricewaterhouse Coopers
                                            (November 2000-May 2001) prior to which he was a
                                            Vice President of Merrill Lynch Pierce Fenner &
                                            Smith, Inc. (July 1998-October 2000).

Bonnie Sherman,
Assistant Vice President                    None.

David C. Sitgreaves,


Assistant Vice President                    None.

Enrique H. Smith,
Assistant Vice President                    Formerly a business analyst with Goldman Sachs (August
                                            1999-August 2001).

Richard A. Soper,
Vice President                              None.

Louis Sortino,
Assistant Vice President:
Rochester Division                          None.

Keith J. Spencer,
Vice President                              None.

Cathleen R. Stahl,
Assistant Vice President                    Assistant Vice President and Manager of Women &
                                            Investing Program.

Richard A. Stein,
Vice President: Rochester Division          None.

Arthur P. Steinmetz,
Senior Vice President                       Senior Vice President of HarbourView Asset Management
                                            Corporation.

Jayne M. Stevlingson,
Vice President                              None.

Gregory J. Stitt,
Vice President                              None.

John P. Stoma,
Senior Vice President                       Senior Vice President of OppenheimerFunds
                                            Distributor, Inc.

Wayne Strauss,
Assistant Vice President:
Rochester Division                          None.

Michael Stricker,
Vice President

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel                           Since December 2001, Secretary of Oppenheimer
                                            Trust Company. Formerly, Associate General
                                            Counsel, Chief Compliance Officer, Corporate
                                            Secretary and Vice President of Winmill & Co. Inc.
                                            (formerly Bull & Bear Group, Inc.), CEF Advisers,
                                            Inc. (formerly Bull & Bear Advisers, Inc.),
                                            Investor Service Center, Inc. and Midas Management
                                            Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President                    None.

Kevin L. Surrett,
Assistant Vice President                    None.

Susan B. Switzer,
Vice President                              None.


Anthony A. Tanner,
Vice President: Rochester Division          None.

Paul Temple,
Vice President

Eamon Tubridy,
Assistant Vice President                    None.

James F. Turner,
Vice President                              Formerly portfolio manager for Technology Crossover
                                            Ventures (May 2000-March 2001); Assistant Vice President
                                            and Associate Portfolio Manager (August 1999-May 2000)
                                            for OppenheimerFunds, Inc.

Cameron Ullyat,
Assistant Vice President                    None.

Mark S. Vandehey,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.,
                                            Centennial Asset Management Corporation and Shareholder
                                            Services, Inc.

Maureen Van Norstrand,
Assistant Vice President                    None.

Phillip F. Vottiero,
Vice President                              None.

Samuel Sloan Walker,
Vice President                              Vice President of HarbourView Asset Management
                                            Corporation.

Teresa M. Ward,
Vice President                              Vice President of OppenheimerFunds Distributor, Inc.

Darrin L. Watts,
Assistant Vice President                    None.

Jerry A. Webman,
Senior Vice President                       Senior Vice President of HarbourView Asset Management
                                            Corporation.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division                          None.

Barry D. Weiss,
Vice President                              None.

Christine Wells,
Vice President                              None.

Joseph J. Welsh,
Vice President                              None.

Catherine M. White,
Assistant Vice President                    Assistant Vice President of OppenheimerFunds
                                            Distributor, Inc. Formerly, Assistant Vice President
                                            with Gruntal & Co. LLC (September 1998 - October 2000);
                                            member of the American Society of Pension Actuaries
                                            (ASPA) since 1995.


William L. Wilby,
Senior Vice President                       Senior Vice President (since May 1999) of HarbourView
                                            Asset Management Corporation.

Donna M. Winn,
Senior Vice President                       President, Chief Executive Officer and Director of OFI
                                            Private Investments, Inc.; Director and President of
                                            OppenheimerFunds Legacy Program; Senior Vice President
                                            of OppenheimerFunds Distributor, Inc.

Kenneth Winston,
Senior Vice President                       Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer                                   Treasurer of HarbourView Asset Management Corporation;
                                            OppenheimerFunds International Ltd., Oppenheimer
                                            Partnership Holdings, Inc., Oppenheimer Real Asset
                                            Management Corporation, Shareholder Services, Inc.,
                                            Shareholder Financial Services, Inc., OFI Private
                                            Investments, Inc. and OAM Institutional, Inc.; Treasurer
                                            and Chief Financial Officer of Oppenheimer Trust
                                            Company; Assistant Treasurer of Oppenheimer Acquisition
                                            Corp. and OppenheimerFunds Legacy Program; an officer of
                                            other Oppenheimer funds.

Carol Wolf,
Senior Vice President                       An officer of certain Oppenheimer funds; serves on the
                                            Board of Chinese Children Adoption International Parents
                                            Council, Supporters of Children, and the Advisory Board
                                            of Denver Children's Hospital Oncology Department.

Kurt Wolfgruber,
Senior Vice President                       Director of Tremont Advisers, Inc. (as of January 2002).

Caleb C. Wong,
Vice President                              None.

Edward C. Yoensky,
Assistant Vice President                    None.

Robert G. Zack
Senior Vice President and
General Counsel                             General Counsel and Director of OppenheimerFunds
                                            Distributor, Inc.; General Counsel of Centennial Asset
                                            Management Corporation; Senior Vice President and
                                            General Counsel of HarbourView Asset Management
                                            Corporation and OAM Institutional, Inc.; Senior Vice
                                            President, General Counsel and Director of Shareholder
                                            Financial Services, Inc., Shareholder Services, Inc.,
                                            OFI Private Investments, Inc. and Oppenheimer Trust
                                            Company; Vice President and Director of Oppenheimer
                                            Partnership Holdings, Inc.; Secretary of OAC Acquisition
                                            Corp.; Director and Assistant Secretary of
                                            OppenheimerFunds International Ltd.; Director of
                                            Oppenheimer Real Asset Management, Inc.; Vice President
                                            of OppenheimerFunds Legacy Program; an officer of other
                                            Oppenheimer funds.


Jill Zachman,
Vice President: Rochester Division          None.

Neal A. Zamore,
Vice President                              Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President                              None.

Alex Zhou,
Assistant Vice President                    None.

Arthur J. Zimmer,
Senior Vice President                       Senior Vice President (since April 1999) of HarbourView
                                            Asset Management Corporation.

Susan Zimmerman,
Vice President                              None.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OAM Institutional, Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

C.       SUB-ADVISER--Boston Safe Advisors, Inc.

              Boston Safe Advisors, Inc. is the investment sub-adviser of the Municipal Funds and the Strategic Income Fund; it and certain subsidiaries and affiliates act in the same capacity to other investment companies. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Safe Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Note that (i) unless otherwise indicated, the business address of all of the following persons and entities is 200 Park Avenue, New York, NY 10166; and (ii) the information is provided only for each "principal executive" officer and each director.

NAME AND CURRENT POSITION                            OTHER BUSINESS AND CONNECTIONS
WITH BOSTON SAFE ADVISORS, INC.                      DURING THE PAST TWO YEARS
-------------------------------                      ----------------------------------
Thomas F. Eggers
Chief Executive Officer and Chairman                 President of The Dreyfus Corporation since 10/01,
                                                     Vice Chairman thereof from 1/99 to10/01 and
                                                     Director since 1/99; Chairman and Chief Executive
                                                     Officer of Dreyfus Service Corporation since 3/00;
                                                     Member of the Board of Managers of Founders Asset
                                                     Management LLC (2930 East Third Avenue, Denver,
                                                     Colorado 80206) since 2/99; Director of Dreyfus
                                                     Investment Advisors, Inc. since 1/00; Director of
                                                     Dreyfus Service Organization, Inc. since 3/99;
                                                     Director of Dreyfus Insurance Agency of
                                                     Massachusetts, Inc. (53 State Street, Boston,
                                                     Massachusetts 02109) since 3/99.

Thomas E. Winnick
President and Director                               Executive Vice President and Director of Dreyfus
                                                     Service Corporation since 8/01. Senior Vice
                                                     President of Dreyfus Service Corporation from 5/98
                                                     to 8/01.

J. Bret Young
Executive Vice President and
Chief                                                Operating Officer Senior Vice President/National
                                                     Sales Manager for the separate accounts division
                                                     of Dreyfus Service Corporation since 9/00 and
                                                     National Accounts Manager from 1/00 to 8/00;
                                                     Senior Vice President of Sales Development of
                                                     Seligman Advisors


                                                     (100 Park Avenue, New York, New York 10017) from
                                                     1997 until 1/00.

William H. Maresca
Chief Financial Officer and Director                 Controller of The Dreyfus Corporation since 9/98;
                                                     Chief Financial Officer of The Dreyfus Trust
                                                     Company (144 Glenn Curtiss Boulevard, Uniondale,
                                                     New York 11556-0144) since 3/99, Treasurer thereof
                                                     since 9/98 and Director thereof since 3/97; Chief
                                                     Financial Officer of Dreyfus Service Corporation
                                                     since 12/98 and Director thereof since 8/00;
                                                     Treasurer of Dreyfus Consumer Credit Corp. since
                                                     10/98; Treasurer of Dreyfus Investment Advisors,
                                                     Inc. since 10/98; Vice President of
                                                     Dreyfus-Lincoln, Inc. (4500 New Linden Hill Road
                                                     Wilmington, Delaware 19808) since 10/98; Vice
                                                     President of The Truepenny Corporation since
                                                     10/98; Vice President of The Trotwood Corporation
                                                     since 10/98; Vice President of Trotwood Hunters
                                                     Corporation since 10/98; Vice President of
                                                     Trotwood Hunters Site A Corp. since 10/98; Chief
                                                     Financial Officer of Dreyfus Transfer, Inc. (One
                                                     American Express Plaza, Providence, RI 02903)
                                                     since 5/98; Treasurer of Dreyfus Service
                                                     Organization, Inc. since 3/99; Assistant Treasurer
                                                     of Dreyfus Insurance Agency of Massachusetts (53
                                                     State Street, Boston, Massachusetts 02109) since
                                                     5/98.

J. Charles Cardona
Director                                             Executive Vice President of Dreyfus Service
                                                     Corporation since 2/97 and Director thereof since
                                                     8/00.


Anthony DeVivio
Director                                             Executive Vice President and Director of Dreyfus
                                                     Service Corporation since 5/99; Director of The
                                                     Dreyfus Trust Company (144 Glenn Curtiss
                                                     Boulevard, Uniondale, New York 11556-0144) since
                                                     3/02.

Michael G. Millard
Director                                             Vice Chairman of The Dreyfus Corporation since
                                                     10/01 and Director thereof since 7/01; Executive
                                                     Vice President and Director of Dreyfus Service
                                                     Corporation since 8/00, Senior Vice President
                                                     thereof from 3/00 to 8/00 and Executive Vice
                                                     President of its Dreyfus Investments Division from
                                                     3/98 to 3/00.

J. David Officer
Director                                             Vice Chairman of The Dreyfus Corporation since
                                                     2/98 and Director thereof since 5/98; President of
                                                     Dreyfus Service Corporation since 3/00, Executive
                                                     Vice President thereof from 5/98 to 3/00 and
                                                     Director thereof since 3/99; Director of Dreyfus
                                                     Service Organization since 3/99; Director of
                                                     Dreyfus Insurance Agency of Massachusetts (53
                                                     State Street, Boston, Massachusetts 02109) since
                                                     5/98; Director of Seven Six Seven Agency, Inc.
                                                     since 10/98; Director of Mellon Residential
                                                     Funding Corp. (One Mellon Bank Center, Pittsburgh,
                                                     Pennsylvania 15258) since 4/97; Director of Mellon
                                                     Trust of Florida, N.A. (2875 Northeast 191st
                                                     Street North Miami Beach, Florida 33180) since
                                                     8/97; Executive Vice President of Mellon Bank,
                                                     N.A. (One Mellon Bank Center, Pittsburgh,
                                                     Pennsylvania 15258) since 7/96; Vice Chairman of
                                                     The Boston Company, Inc. (One Boston Place,
                                                     Boston, Massachusetts, 02108) since


                                                     1/97 and Director thereof since 7/96; President and
                                                     Director of RECO, Inc. (One Boston Place, Boston,
                                                     Massachusetts, 02108) since 11/96; Director of
                                                     Boston Safe Deposit and Trust Company One Boston
                                                     Place, Boston, Massachusetts, 02108) since 7/96;
                                                     Director of Mellon Trust of New York (1301 Avenue
                                                     of the Americas New York, New York 10019) since
                                                     6/96; Director of Mellon Trust of California (400
                                                     South Hope Street Suite 400 Los Angeles,
                                                     California 90071) since 6/96; Director of Mellon
                                                     United National Bank (1399 SW 1ST Ave., Suite 400
                                                     Miami, Florida) since 3/98; Director of Boston
                                                     Group Holdings, Inc. (One Boston Place, Boston,
                                                     Massachusetts, 02108) since 12/97; Director of
                                                     Dreyfus Financial Services Corp. since 9/96;
                                                     Director of Dreyfus Investment Services
                                                     Corporation since 4/96; Director of Dreyfus
                                                     Brokerage Services, Inc. (6500 Wilshire Boulevard,
                                                     8th Floor, Los Angeles, California 90048) from
                                                     3/99 to 1/02.

Irene Papadoulis
Director                                             Executive Vice President of Dreyfus Service
                                                     Corporation since 10/00 and Director thereof since
                                                     10/01.

D.       SUB-ADVISER--Pilgrim Baxter & Associates, Ltd.

              Pilgrim Baxter & Associates, Ltd. is the investment sub-adviser of the Value Fund. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each of its officers and directors is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS
Harold J. Baxter                        Chairman, Director, and Chief Executive
                                        Officer of Pilgrim Baxter & Associates,
                                        Ltd., 10/01 to present
1400 Liberty Ridge Drive
Wayne, PA 19087                         Chairman, Director, Chief Executive
                                        Officer and Executive Committee Member
                                        of Pilgrim Baxter & Associates, Ltd.,
                                        1/01 to 10/01

                                        Chairman, Director and Chief Executive
                                        Officer of Pilgrim Baxter Private Equity
                                        Advisors, Inc., 11/00 to present

                                        Trustee, PBA Funding, Inc., 7/98 to 1/99

                                        Chairman and Director of PBHG Advisor
                                        Funds, Inc., 4/98 to 4/99

                                        Trustee of PBHG Fund Distributors, 12/97 to present

                                        Trustee and Chairman of PBHG Insurance
                                        Series Fund, 3/97 to present

                                        Chairman, Director and Chief Executive
                                        Officer of Pilgrim Baxter Value
                                        Investors, Inc., 10/96 to present

                                        Trustee of PBHG Fund Services, 7/96 to
                                        present

                                        Trustee and Chairman of PBHG Funds,
                                        11/95 to present

                                        Chairman, Director and Chief Executive
                                        Officer of Pilgrim Baxter & Associates,
                                        Ltd., 4/95 to 12/00

                                        President, Director and Chief Executive
                                        Officer of Pilgrim Baxter & Associates,
                                        Ltd. and its predecessors, 8/85 to 3/95


Gary L. Pilgrim                         President and Director of Pilgrim Baxter
                                        & Associates, Ltd., 7/01 to present

1400 Liberty Ridge Drive                President and Director of Pilgrim Baxter
Wayne, PA 19087                         Private Equity Advisors, Inc., 11/00 to
                                        present

                                        President and Director of Pilgrim Baxter
                                        Value Investors, Inc., 12/98 to present

                                        President, Chief Investment Officer and
                                        Director of Pilgrim Baxter & Associates,
                                        Ltd., 12/98 to 7/01

                                        President of PBHG Advisor Funds, Inc.,
                                        4/98 to 4/99

                                        Chief Investment Officer and Director of
                                        Pilgrim Baxter & Associates, Ltd., 12/97
                                        to 11/98

                                        President of PBHG Insurance Series Fund,
                                        3/97 to present

                                        Chief Investment Officer, Treasurer and
                                        Director of Pilgrim Baxter & Associates,
                                        Ltd., 10/97 to 11/97

                                        President, Treasurer, Chief Investment
                                        Officer and Director of Pilgrim Baxter &
                                        Associates, Ltd., 12/96 to 9/97

                                        Director of Pilgrim Baxter Value
                                        Investors, Inc., 7/96 to 11/98

                                        Trustee of PBHG Fund Services, 7/96 to
                                        present

                                        President of PBHG Funds, 11/95 to
                                        present

                                        President, Chief Investment Officer,
                                        Treasurer, Secretary and Director of
                                        Pilgrim Baxter & Associates, Ltd., 4/95
                                        to 11/96

                                        Secretary, Treasurer, Chief Investment
                                        Officer and Director of Pilgrim Baxter &
                                        Associates, Ltd. and its predecessors,
                                        1/87 to 3/95


Richard F. Goulding                     Director of Pilgrim Baxter & Associates,
                                        Ltd., 1/01 to present

One International Place                 Director of eSecLending, 12/01 to
44th Floor                              present
Boston, MA 02110
                                        Executive Vice President, Chief
                                        Financial Officer, Treasurer and
                                        Director of Old Mutual (US) Holdings,
                                        Inc., 10/01 to present

                                        Director of Old Mutual Asset Managers
                                        (US), LLC, 10/01 to present

                                        Chairman of the Advisory Board and
                                        Director (designate) of Granularity
                                        Ltd., 8/01 to present

                                        Director of Avalanche Technology, Inc.,
                                        8/01 to present

                                        Executive Vice President and Director of
                                        United Asset Management, 2/01 to 10/01

                                        Executive Vice President of Old Mutual
                                        Financial Services (UK) plc, 1/01 to
                                        present


                                        Global Head of Programme and Resource
                                        Management, Chief Operating Officer -
                                        Europe, Middle East & Africa, Member of
                                        the Executive Board, UBS Warburg,
                                        Chairman of the UBS Warburg Operating
                                        Committee and Member of the Global Risk
                                        Management & Governance Committees of
                                        UBS Warburg/SBC Warburg , 3/99 to 11/00

                                        Global Head of Programme and Resource
                                        Management, Chief Operating Officer -
                                        Europe, Middle East & Africa, Chairman
                                        of the UBS Warburg Operating Committee
                                        and Member of the Global Risk Management
                                        & Governance Committees of UBS
                                        Warburg/SBC Warburg , 9/97 to 3/99

                                        Head of Risk Policy and Systems of SBC
                                        Group, 11/96 to 9/97

                                        Various positions in Credit Risk,
                                        culminating in Global Head of Credit
                                        Risk Management of SBC (Swiss Bank
                                        Corporation) Warburg, 5/92 to 9/97

                                        Group Finance Director of Astra Holdings
                                        Plc, 12/91 to 3/92

                                        European Treasurer of Bankers Trust
                                        Company, 12/90 to 12/91

                                        Business Analysis Director, Midland
                                        Group Head Office of Midland Bank Group,
                                        2/90 to 12/90

                                        Business Development Director, Midland
                                        Montagu, Global Head of Product/Business


                                        Unit Control and Global Head of Planning and Budgeting, Midland Montagu of
                                        Midland Bank Group, 3/88 to 2/90

                                        Finance and Administration Director,
                                        Greenwell Montagu Securities of Midland
                                        Bank Group, 9/86 to 12/88

                                        Business Administration Manager,
                                        Offshore Funds Division and Financial
                                        Controller Prudential Venture Capital of
                                        Prudential Portfolio Managers, Ltd.,
                                        3/85 to 9/86

                                        Audit Senior of Arthur Andersen & Co.,
                                        1/81 to 3/85



John C.W. Kent                          Director of Pilgrim Baxter & Associates,
                                        Ltd., 10/01 to present

Lansdowne House, 3rd Floor              Director of Sumisei Global Investment
57 Berkeley Square                      Trust, 6/00 to present; Director of Old
London, W1X 5DH                         Mutual (US) Holdings, Inc., 11/00 to
England                                 present

                                        Director of Gerrard & King Limited, 5/00
                                        to 2/01

                                        Director of Old Mutual Financial
                                        Services (UK) Plc, 2/00 to 10/01

                                        Director of Global Edge Technologies
                                        (Pty), Ltd., 2/00 to 7/01

                                        Director of Old Mutual Securities
                                        Limited, 11/99 to present

                                        Director of Old Mutual Berkeley Square
                                        Limited, 4/99 to present

                                        Director of Mainpower, Plc, 11/98 to
                                        12/98

                                        Director of Jead Limited, 11/98 to 12/98

                                        Director of The Energy Group (North
                                        America) Limited, 2/98 to 12/98

                                        Director of the Energy Group
                                        International Limited, 11/97 to 10/98

                                        Director of The Energy Group
                                        International Ltd., 1994 to present

                                        Senior In-House Corporate Finance
                                        Manager of British Telecom, PLC, 1993 to
                                        1994

                                        Main Board Director of Lloyds Merchant
                                        Bank, 1986 to 1993

                                        Principal of HM Treasury and DTI, 1978
                                        to 1985


Scott F. Powers                         Director of Pilgrim Baxter & Associates,
                                        Ltd. 10/01 to present

One International Place                 Director of eSecLending, 12/01 to
44th Floor                              present
Boston, MA 02110
                                        Director of Provident Investment
                                        Counsel, Inc., 10/01 to present

                                        Director of Barrow, Hanley, Mewhinney &
                                        Strauss, 10/01 to present

                                        Director of Dwight Asset Management
                                        Company, 10/01 to present

                                        Director of NWQ Investment Management
                                        Company, 10/01 to present

                                        Director of Clay Finlay, Inc., 10/01 to
                                        present

                                        Director of Acadian Asset Management,
                                        Inc., 10/01 to present

                                        Director of Analytic Investors, Inc.,
                                        10/01 to present

                                        Chief Executive Officer and Director of
                                        Old Mutual (US) Holdings, Inc. and Old
                                        Mutual Asset Managers (US) LLC, 10/01 to present

                                        Chief Executive Officer of Old Mutual
                                        (US) Holdings, Inc. and Old Mutual Asset
                                        Managers (US), LLC, 9/01 to 10/01;
                                        Executive Vice President of Sales,
                                        Marketing and Product Development of
                                        Mellon Institutional, 12/99 to 9/01

                                        Chief Operating Officer of Boston
                                        Company Asset Management, 7/89 to 12/99


Michael S. Sutton                       Senior Vice President and Chief
                                        Investment Officer of Pilgrim Baxter &
                                        Associates, Ltd., 10/01 to present
1400 Liberty Ridge Drive
Wayne, PA 19087                         Chief Investment Officer of Pilgrim
                                        Baxter Private Equity Advisors, Inc.,
                                        7/01 to present

                                        Chief Investment Officer of Pilgrim
                                        Baxter Value Investors, Inc., 7/01 to
                                        present

                                        Senior Vice President, Chief Investment
                                        Officer, and Executive Committee Member
                                        of Pilgrim Baxter & Associates, Ltd.,
                                        7/01 to 10/01

                                        Vice President - Portfolio
                                        Manager/Analyst of Pilgrim Baxter &
                                        Associates, Ltd., 9/99 to 7/01

                                        Portfolio Manager of Loomis Sayles, 9/92 to 9/99;


                                        Portfolio Manager of Stein Roe
                                        & Farnham, 8/87 to 9/92

Brian F. Bereznak                       Senior Vice President, Distribution of
                                        Pilgrim Baxter & Associates, Ltd., 10/01
                                        to present
1400 Liberty Ridge
Drive
Wayne, PA 19087                         Senior Vice President, Distribution and
                                        Executive Committee Member of Pilgrim
                                        Baxter & Associates, Ltd., 1/01 to 10/01

                                        Senior Vice President of Pilgrim Baxter
                                        & Associates, Ltd., 3/00 to 12/00

                                        President of PBHG Fund Services, 7/95 to
                                        3/00

                                        Chief Operating Officer of Pilgrim
                                        Baxter & Associates, Ltd., 4/95 to 12/96

                                        Director and Chief Operating Officer of
                                        Pilgrim Baxter & Associates, Ltd., 9/93
                                        to 4/95

                                        Director and Director of Research of
                                        Pilgrim Baxter & Associates, Ltd., 11/90
                                        to 8/93

                                        Analyst of Pilgrim Baxter & Associates,
                                        Ltd., 8/87 to 11/90

                                        Equity Analyst of Provident National
                                        Bank, 8/83 to 8/87


Eric C. Schneider                       Senior Vice President, Chief Financial
                                        Officer and Director of Pilgrim Baxter &
1400 Liberty Ridge                      Associates, Ltd., 10/01 to present
Drive
Wayne, PA 19087                         Senior Vice President, Chief Financial
                                        Officer, Director and Executive
                                        Committee Member of Pilgrim Baxter &
                                        Associates, Ltd., 1/01 to 10/01

                                        Chief Financial Officer, Treasurer and
                                        Director of Pilgrim Baxter Value
                                        Investors, Inc., 1/01 to present

                                        Chief Financial Officer and Treasurer of
                                        Pilgrim Baxter Private Equity Advisors,
                                        Inc., 11/00 to present

                                        President of PBA Funding, Inc., 12/98 to
                                        1/99

                                        Chief Financial Officer and Treasurer of
                                        Pilgrim Baxter & Associates, Ltd., 1/98
                                        to present

                                        Chief Financial Officer and Treasurer of
                                        Pilgrim Baxter Value Investors, Inc.,
                                        1/98 to 12/00

                                        Chief Financial Officer of Pilgrim
                                        Baxter


                                        Value Investors, Inc., 10/96 to
                                        12/97

                                        Trustee of PBHG Fund Distributors, 12/97 to present

                                        Chief Financial Officer and Treasurer of
                                        PBHG Fund Services, 7/96 to present

                                        Chief Financial Officer of Pilgrim
                                        Baxter & Associates, Ltd., 2/96 to 12/97

                                        Partner of Sacco, Sweeney & Schneider,
                                        1/86 to 1/96

Stephen M. Wellman                      Senior Vice President and Chief
                                        Administrative Officer of Pilgrim Baxter
                                        & Associates, Ltd., 10/01 to present

                                        Senior Vice President, Chief
                                        Administrative Officer and Executive
                                        Committee Member of Pilgrim Baxter &
                                        Associates, Ltd., 1/01 to 10/01

                                        Director of Operations of Pilgrim Baxter
                                        Value Investors, Inc., 12/98 to 12/00

                                        Director of Operations of Pilgrim Baxter
                                        & Associates, Ltd., 11/93 to 12/00

                                        Senior Investment Analyst of CMS
                                        Companies, 11/89 to 10/93

                                        Senior Consultant of Deloitte Haskins &
                                        Sells, 9/85 to 10/89

John M. Zerr                            Senior Vice President, General Counsel,
                                        and Secretary of Pilgrim Baxter &
                                        Associates, Ltd., 10/01 to present

                                        Senior Vice President, General Counsel,
                                        Secretary, and Executive Committee
                                        Member of Pilgrim Baxter & Associates,
                                        Ltd., 1/01 to 10/01

                                        Chief Legal Officer, General Counsel and
                                        Secretary of Pilgrim Baxter Private
                                        Equity Advisors, Inc., 11/00 to present

                                        Secretary of PBA Funding, Inc., 7/98 to
                                        1/99

                                        Vice President and Secretary of PBHG
                                        Advisor Funds, Inc., 4/98 to 4/99

                                        General Counsel and Secretary of PBHG
                                        Fund Distributors, 1/98 to present

                                        Vice President and Secretary of PBHG
                                        Insurance Series Fund, Inc., 3/97 to
                                        present

                                        Vice President and Secretary of The PBHG
                                        Funds Inc., 11/96 to present

                                        General Counsel and Secretary of PBHG
                                        Fund


                                        Services, 11/96 to present

                                        General Counsel and Secretary of Pilgrim
                                        Baxter Value Investors, Inc., 11/96 to
                                        present

                                        General Counsel and Secretary of Pilgrim
                                        Baxter & Associates, Ltd., 11/96 to
                                        12/00

                                        Vice President and Assistant Secretary
                                        of Delaware Management Company, Inc.,
                                        7/95 to 10/96

                                        Associate, Ballard Spahr Andrews &
                                        Ingersoll, 6/87 to 6/95

Samuel H. Baker                         Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd.,
1400 Liberty Ridge                      3/96 to present
Drive
Wayne, PA 19087                         Registered Representative of PBHG Fund
                                        Distributors, 7/98 to present

                                        Registered Representative of SEI
                                        Investment Distribution Co., 5/96 to
                                        6/98


                                        Portfolio Manager of Allen & Company,
                                        Inc., 1/90 to 2/96

Brian C. Dillon                         Vice President and Chief Compliance Officer
                                        of Pilgrim Baxter & Associates, Ltd.,
1400 Liberty Ridge                      4/01 to present
Drive
Wayne, PA 19087                         Chief Compliance Officer of Pilgrim Baxter
                                        Value Investors, Inc., 4/01 to present

                                        Chief Compliance Officer of Pilgrim
                                        Baxter Private Equity Advisors, Inc.,
                                        4/01 to present

                                        Chief Compliance Officer of PBHG Fund
                                        Distributors, 4/01 to present

                                        Vice President and Senior Compliance
                                        Officer of Delaware Investments,
                                        Delaware Management Business Trust,
                                        Delaware Capital Management, Inc.,
                                        Delaware Distributors, L.P., 8/95 to
                                        4/01

                                        Vice President and Senior Compliance
                                        Officer of Corestates Bank N.A. and
                                        Corestates Securities Corp., 11/88 to
                                        8/95

Jerome J. Heppelmann                    Vice President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter Value Investors, Inc.,
1400 Liberty Ridge                      11/97 to present
Drive
Wayne, PA 19087                         Vice President Marketing/Client Service
                                        of Pilgrim Baxter & Associates, Ltd.,
                                        10/94 to 10/97

                                        Associate in the Investment Advisory
                                        Group


                                        of SEI Investments Company, 2/93 to 9/94

Gregory P. Chodaczek                    Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd., 10/01
1400 Liberty Ridge                      to present
Drive
Wayne, PA 19087                         Research Analyst of Pilgrim Baxter &
                                        Associates, Ltd., 8/98 to 10/01

                                        Senior Financial Analyst of Scientific
                                        Atlanta, 10/96 to 8/98


Michael K. Ma                           Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd., 6/00
1400 Liberty Ridge                      to present
Drive
Wayne, PA 19087                         Technology Research Analyst of Pilgrim
                                        Baxter & Associates, Ltd., 10/99 to
                                        6/00

                                        Assistant Vice-President/Associate
                                        -Telecommunications Research Group of
                                        Deutsche Bank Securities, Inc., 4/97 to
                                        9/99

                                        Financial Officer, Personal Investments
                                        of the United States Trust Company of
                                        New York, 7/95 to 3/97

                                        Financial Officer, Institutional
                                        Investments of the United States Trust
                                        Company of New York, 5/94 to 7/95

                                        Research Assistant of the United States
                                        Trust Company of New York, 3/93 to 5/94

Raymond J. McCaffrey                    Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter Value Investors, Inc.,
1400 Liberty Ridge                      4/97 to present
Drive
Wayne, PA 19087                         Equity Analyst and Portfolio Manager of
                                        Pitcairn Trust Company, 1/96 to 4/97

                                        Equity Analyst and Portfolio Manager of
                                        Cypress Capital Management, 7/92 to 1/96

                                        Equity/ Fixed Income Analyst of Penn
                                        Mutual Life Insurance, 3/90 to 7/92

Erin A. Piner                           Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd.,
1400 Liberty Ridge                      10/98 to present
Drive
Wayne, PA 19087                         Analyst of Pilgrim Baxter & Associates,
                                        Ltd., 6/96 to 9/98

                                        Securities Trader of Pilgrim Baxter &
                                        Associates, Ltd., 8/95 to 5/96

                                        Registered Representative and Sales
                                        Assistant of Paine Webber Inc., 1/95 to
                                        7/95

                                        Registered Representative and Sales
                                        Assistant of Kidder, Peabody & Company,


                                        Inc., 9/92 to 12/94


James M. Smith                          Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd.,
1400 Liberty Ridge                      1/96 to present
Drive
Wayne, PA 19087                         Portfolio Manager of Pilgrim Baxter &
                                        Associates, Ltd., 10/93 to 12/95

                                        Portfolio Manager of Selected Financial
                                        Services, 8/92 to 6/93

                                        Portfolio Manager of Sears Investment
                                        Management, 3/78 to 7/92


E.   SUB-ADVISER--Madison Investment Advisors, Inc.

          Madison Investment Advisors, Inc. is the investment sub-adviser of the Balanced and Strategic Growth Funds. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each of its officers and directors is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.



NAME                       POSITION WITH ADVISOR        OTHER BUSINESS
----                       ---------------------        --------------
Madison Investment                                      Madison Investment Advisors, Inc. controls is subsidiaries
Investment                        N/A                   Madison Mosaic, LLC, 550 Science Drive, Madison, WI 53711 and
Advisors, Inc.                                          Madison Scottsdale, LC, 8777 N. Gainey Center Drive, Scottsdale,
                                                        AZ 85258 (both federally registered investment advisors) and
                                                        Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive,
                                                        Scottsdale, AZ 85258 (a limited purpose registered
                                                        broker-dealer).

Frank E. Burgess           President and Director       Vice President of Madison Mosaic, LLC, and Trustee of Mosaic
                                                        Equity, Income, Tax-Free and Government Money Market Trusts (the
                                                        "Mosaic Funds"), all at 550 Science Drive, Madison, WI 53711;

Katherine L. Frank         Vice President and           Member of Madison Scottsdale, LC, 8777 N. Gainey Center Drive,
                           Principal                    Scottsdale, AZ 85258. President of Madison Mosaic, LLC, and
                                                        Trustee of the Mosaic Funds, all at 550 Science Drive,
                                                        Madison, WI 53711.

Jay R. Sekelsky            Vice President and           Vice President of Madison Mosaic, LLC, 550 Science Drive,
                           Principal                    Madison, WI 53711.

Chris Berberet             Vice President and           Vice President of Madison Mosaic, LLC,550 Science Drive, Madison,
                           Principal                    WI 53711.

W. Richard                 General                      Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center
Mason                      Counsel                      Drive, Scottsdale, AZ 85258; General Counsel of Madison Mosaic,
                                                        LLC and Secretary of the Mosaic Funds, all at 550 Science Drive,
                                                        Madison, WI 53711.


Item 27.  PRINCIPAL UNDERWRITERS

               (a)  None.

               (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:


                               POSITIONS AND            POSITIONS AND
 NAME AND PRINCIPAL            OFFICES WITH             OFFICES WITH
 PLACE OF BUSINESS             UNDERWRITER              REGISTRANT
---------------------          ---------------          ----------------
Marion O. Sandler             Chairman, Presi-         Chairman, Presi-
1901 Harrison Street          dent and Chief           dent and Chief
Oakland, CA  94612            Executive Officer        Executive Officer

James T. Judd                 Director                 N/A
1901 Harrison Street
Oakland, CA  94612

James H. Hubbell              Director                 N/A
1901 Harrison Street
Oakland, CA  94612

W. Lawrence Key               Group Senior VIce        Group Senior Vice
794 Davis Street              President and Chief      President and Chief
San Leandro, CA 94577         Operating Officer        Operating Officer

Richard A. Adams              Senior Vice              N/A
794 Davis Street              President-
San Leandro, CA 94577         National Sales
                              Manager

Joseph M. O'Donnell           Vice President,          Vice President,
794 Davis Street              Chief Legal and          Chief Legal Counsel
San Leandro, CA 94577         Compliance Officer,      and Secretary
                              and Secretary

Mary Jane Fross               Vice President           N/A
794 Davis Street              and Controller
San Leandro, CA 94577

Lezlie A. Iannone             Senior Vice              N/A
794 Davis Street              President-
San Leandro, CA 94577         Operations

               (c)  None.


                                       C-8


Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Fund Custodian, Investors Bank and Trust Company, 89 South Street, Boston, MA 02111.

Item 29.  MANAGEMENT SERVICES

               None.

Item 30.  UNDERTAKINGS

          The Registrant undertakes to furnish copies of its latest annual report and semi-annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Atlas Assets, Inc., has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Leandro, and the State of California, this 1st day of August, 2002.

                                             ATLAS ASSETS, INC.
                                                (Registrant)



                                        By: Marion O. Sandler *
                                            -------------------------
                                            Marion O. Sandler
                                            Chairman, Chief Executive
                                            Officer and President

          Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Marion O. Sandler *           Chief Executive                 August 1, 2002
--------------------------    Officer, President,           -----------------
Marion O. Sandler             and Chairman                       Date

Gene A. Johnson *             Treasurer                       August 1, 2002
--------------------------                                  -----------------
Gene A. Johnson                                                  Date

Russell W. Kettell *          Director                        August 1, 2002
--------------------------                                  -----------------
Russell W. Kettell                                               Date

Barbara A. Bond *             Director                        August 1, 2002
--------------------------                                  -----------------
Barbara A. Bond                                                  Date

Daniel L. Rubinfeld *         Director                        August 1, 2002
--------------------------                                  -----------------
Daniel L. Rubinfeld                                             Date

David J. Teece *              Director                        August 1, 2002
--------------------------                                 -----------------
David J. Teece                                                   Date

*By /s/Joseph M. O'Donnell
--------------------------
Joseph M. O'Donnell, Attorney-in-Fact Pursuant to Power of Attorney filed as Exhibit q(1) to post effective amendment number 33 filed on April 30, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Atlas Assets, Inc. has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 1st day of August, 2002.

                                           MASTER INVESTMENT PORTFOLIO
                                           S&P 500 INDEX MASTER PORTFOLIO

                                           By: /s/ Richard H. Blank, Jr.
                                              ------------------------------

                                                Richard H. Blank, Jr.
                                                Secretary and Treasurer
                                                (Principal Financial Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                        TITLE                         DATE

/s/ Richard H. Blank, Jr.         Secretary and Treasurer         August 1, 2002
------------------------------    (Principal Financial Officer)
Richard H. Blank, Jr.

/s/ Jack S. Euphrat*              Trustee                         August 1, 2002
------------------------------
Jack S. Euphrat

/s/ R. Greg Feltus*               Chairman, President             August 1, 2002
------------------------------    (Principal Executive Officer)
R. Greg Feltus


/s/ W. Rodney Hughes*             Trustee                         August 1, 2002
------------------------------
W. Rodney Hughes

/s/ Leo Soong*                    Trustee                         August 1, 2002
------------------------------
Leo Soong

/s/ Mary G. F. Bitterman*         Trustee                         August 1, 2002
------------------------------
Mary G. F. Bitterman

/s/ Lee T. Kranefuss*             Trustee                         August 1, 2002
------------------------------
Lee T. Kranefuss

/s/ Richard K. Lyons*             Trustee                         August 1, 2002
------------------------------
Richard K. Lyons


*By:   /s/ Richard H. Blank, Jr.
       ------------------------------
       Richard H. Blank, Jr.
       Attorney-in-Fact

* Richard H. Blank, Jr. signs this document pursuant to powers of attorney as previously filed.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER        ITEM

(d)(10) Proposed Subadvisory Agreement between Madison Investment Advisors, Inc. Registrant dated May 1, 2002.

(i)           Consent of Paul, Hastings, Janofsky & Walker LLP

(j)(1)        Consent of Independent Auditor Deloitte & Touche LLP

(j)(2)        Consent of PricewaterhouseCoopers LLP

(p)(7)        Code of Ethics for Madison Investment Advisors, Inc.